As filed with the Securities and Exchange Commission on January 9, 2019

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-07168)

Hennessy Funds Trust
 (Exact name of registrant as specified in charter)

7250 Redwood Blvd., Suite 200
Novato, CA 94945
 (Address of principal executive offices) (Zip code)

Neil J. Hennessy
7250 Redwood Blvd., Suite 200
Novato, CA 94945
 (Name and address of agent for service)

800-966-4354
Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2018

Date of reporting period: October 31, 2018

Item 1. Reports to Stockholders.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY CORNERSTONE
GROWTH FUND

Investor Class  HFCGX
Institutional Class  HICGX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Quarterly Schedule of Investments	34
Important Notice Regarding Delivery of Shareholder Documents	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Growth Fund –
Investor Class (HFCGX)	-8.24%	7.24%	9.69%
Hennessy Cornerstone Growth Fund –
Institutional Class (HICGX)	-7.93%	7.55%	10.03%
Russell 2000® Index	1.85%	8.01%	12.44%
S&P 500 Index	7.35%	11.34%	13.24%

Expense ratios:  1.30% (Investor Class); 0.97% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 2000® Index is commonly used to measure the performance of U.S. small-capitalization stocks. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
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PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Cornerstone Growth Fund returned -8.24%, underperforming the Russell 2000® Index (the Fund’s primary benchmark) and the S&P 500 Index, which returned 1.85% and 7.35%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark can be attributed predominantly to stock selection, particularly in the Consumer Discretionary and Information Technology sectors. Scientific Games Corp., Vipshop Holdings, Ltd., and Tailored Brands, Inc. were among the holdings that detracted most from relative performance in the Consumer Discretionary sector. In the Information Technology sector, two electronic component manufacturers, KEMET Corp. and Smart Global Holdings, Inc., and technology hardware and service provider Insight Enterprises, Inc. performed poorly, detracting from relative performance. Paper manufacturer Verso Corp., logistics provider XPO Logistics, Inc., and business service provider Insperity, Inc. were strong performers over the period and contributed positively to the Fund’s return.

The Fund no longer holds any of the companies mentioned with the exception of Verso Corp., XPO Logistics, Inc., and Insperity, Inc.

Portfolio Strategy:

The Fund utilizes a quantitative approach in building a portfolio of attractively valued, growing companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 50 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three- and six-month periods.

Investment Commentary:

We continue to believe that the outlook for small-cap and mid-cap stocks is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

There are three primary industry groups where the Fund currently maintains overweight positions: Materials, Retailing, and Consumer Durables & Apparel. Many consumer and retailing companies have been benefiting from strong employment growth and continued increases in consumer spending and, therefore, have seen their earnings and stock prices rise over the last year. As a result, the Fund owns stock in some of these companies, including Burlington Stores, Inc., Kohl’s Corp., and Callaway Golf Co. Materials companies have also been benefiting from strong economic growth and an upturn in capital spending in the United States. As a result, Verso Corp. and other holdings from the Materials industry group have been reporting solid growth in earnings and have seen their stock prices perform well.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

HENNESSY FUNDS	1-800-966-4354
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The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-sales ratio is a valuation measure calculated by dividing a company’s market price per share by its revenue per share.

HENNESSYFUNDS.COM

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY CORNERSTONE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
CVR Energy, Inc.	3.96%
Insperity, Inc.	3.13%
Verso Corp.	2.98%
Crocs, Inc.	2.84%
Boot Barn Holdings, Inc.	2.70%
Burlington Stores, Inc.	2.63%
Callaway Golf Co.	2.54%
Centene Corp.	2.42%
CBIZ, Inc.	2.29%
Progressive Corp.	2.26%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 95.23%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.05%
Live Nation Entertainment, Inc. (a)	70,400	$3,681,920	2.05%

Consumer Discretionary – 27.07%
Best Buy Co., Inc.	47,100	3,304,536	1.84%
BJ’s Restaurants, Inc.	49,000	2,997,820	1.67%
Boot Barn Holdings, Inc. (a)	196,300	4,844,684	2.70%
Burlington Stores, Inc. (a)	27,500	4,715,975	2.63%
Callaway Golf Co.	213,400	4,566,760	2.54%
Crocs, Inc. (a)	247,800	5,089,812	2.84%
KB Home	109,000	2,176,730	1.21%
Kohl’s Corp.	52,500	3,975,825	2.21%
Lear Corp.	17,400	2,312,460	1.29%
Noodles & Co. (a)	281,200	2,651,716	1.48%
Penn National Gaming, Inc. (a)	122,700	2,979,156	1.66%
Regis Corp. (a)	202,700	3,413,468	1.90%
Restoration Hardware Holdings, Inc. (a)	24,300	2,811,753	1.57%
Turtle Beach Corp. (a)	154,800	2,747,700	1.53%
		48,588,395	27.07%

Consumer Staples – 7.23%
Nomad Foods Ltd. (a) (b)	197,700	3,776,070	2.10%
Pyxus International, Inc. (a)	86,500	2,053,510	1.15%
Sprouts Farmers Market, Inc. (a)	127,600	3,431,164	1.91%
The Chefs’ Warehouse, Inc. (a)	110,400	3,712,752	2.07%
		12,973,496	7.23%

Energy – 9.46%
CVR Energy, Inc.	165,226	7,104,718	3.96%
HollyFrontier Corp.	54,900	3,702,456	2.06%
Legacy Reserves, Inc. (a)	580,600	2,444,326	1.36%
Renewable Energy Group, Inc. (a)	119,800	3,723,384	2.08%
		16,974,884	9.46%

Financials – 8.62%
EZCORP, Inc., Class A (a)	252,500	2,509,850	1.40%
LPL Financial Holdings, Inc.	52,700	3,246,320	1.81%
PennyMac Financial Services, Inc., Class A	136,000	2,718,640	1.51%
Progressive Corp.	58,300	4,063,510	2.26%
The Carlyle Group LP	144,900	2,937,123	1.64%
		15,475,443	8.62%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 12.21%
AMN Healthcare Services, Inc. (a)	58,600	$2,966,332	1.65%
Anthem, Inc.	14,400	3,968,208	2.21%
Centene Corp. (a)	33,300	4,339,656	2.42%
Endo International PLC (a)(b)	195,000	3,303,300	1.84%
Providence Service Corp. (a)	52,400	3,463,116	1.93%
UnitedHealth Group, Inc.	14,800	3,867,980	2.16%
		21,908,592	12.21%

Industrials – 14.03%
ArcBest Corp.	70,200	2,605,824	1.45%
BlueLinx Holdings, Inc. (a)	82,900	1,952,295	1.09%
CBIZ, Inc. (a)	185,700	4,118,826	2.29%
CNH Industrial N.V. (b)	236,200	2,454,118	1.37%
Insperity, Inc.	51,100	5,613,335	3.13%
MasTec, Inc. (a)	65,800	2,862,958	1.59%
SPX FLOW, Inc. (a)	70,300	2,406,369	1.34%
XPO Logistics, Inc. (a)	35,500	3,172,990	1.77%
		25,186,715	14.03%

Information Technology – 5.96%
Comtech Telecommunications Corp.	142,500	3,978,600	2.21%
Mantech International Corp., Class A	62,200	3,562,816	1.99%
Unisys Corp. (a)	172,000	3,166,520	1.76%
		10,707,936	5.96%

Materials – 8.60%
Boise Cascade Co.	76,700	2,361,593	1.31%
Constellium N.V., Class A (a)(b)	273,200	2,475,192	1.38%
Huntsman Corp.	99,200	2,170,496	1.21%
Verso Corp. (a)	190,100	5,343,711	2.98%
Warrior Met Coal, Inc.	110,100	3,082,800	1.72%
		15,433,792	8.60%
Total Common Stocks
(Cost $168,247,369)		170,931,173	95.23%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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SHORT-TERM INVESTMENTS – 4.96%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.96%
Fidelity Government Portfolio, Institutional Class, 2.06% (c)	8,908,236	$8,908,236	4.96%

Total Short-Term Investments
(Cost $8,908,236)		8,908,236	4.96%

Total Investments
(Cost $177,155,605) – 100.19%		179,839,409	100.19%
Liabilities in Excess of Other Assets – (0.19)%		(344,117)	(0.19)%

TOTAL NET ASSETS – 100.00%		$179,495,292	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S.-traded security of a foreign corporation
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$3,681,920	$—	$—	$3,681,920
Consumer Discretionary	48,588,395	—	—	48,588,395
Consumer Staples	12,973,496	—	—	12,973,496
Energy	16,974,884	—	—	16,974,884
Financials	15,475,443	—	—	15,475,443
Health Care	21,908,592	—	—	21,908,592
Industrials	25,186,715	—	—	25,186,715
Information Technology	10,707,936	—	—	10,707,936
Materials	15,433,792	—	—	15,433,792
Total Common Stocks	$170,931,173	$—	$—	$170,931,173
Short-Term Investments
Money Market Funds	$8,908,236	$—	$—	$8,908,236
Total Short-Term Investments	$8,908,236	$—	$—	$8,908,236
Total Investments	$179,839,409	$—	$—	$179,839,409

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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SCHEDULE OF INVESTMENTS

Level 3 Reconciliation Disclosure

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value during the period.

Rights
Balance as of October 31, 2017	$55
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)*	(55)
Purchases	—
Transfer in and/or out of Level 3	—
Balance as of October 31, 2018	$—
Change in unrealized appreciation/depreciation during the period for
Level 3 investments held at October 31, 2018	$—

*
The rights were acquired in a past merger.  The fair value of the rights was determined under procedures established by the Board of Trustees.  The rights expired during the period and were removed from the Fund’s holdings on July 25, 2018.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $177,155,605)	$179,839,409
Dividends and interest receivable	23,616
Receivable for fund shares sold	7,122
Prepaid expenses and other assets	21,078
Total Assets	179,891,225

LIABILITIES:
Payable for fund shares redeemed	48,591
Payable to advisor	118,204
Payable to administrator	16,998
Payable to auditor	21,900
Accrued distribution fees	135,180
Accrued service fees	14,136
Accrued trustees fees	5,964
Accrued expenses and other payables	34,960
Total Liabilities	395,933
NET ASSETS	$179,495,292

NET ASSETS CONSIST OF:
Capital stock	$163,609,128
Total distributable earnings	15,886,164
Total Net Assets	$179,495,292

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$158,977,658
Shares issued and outstanding	7,170,178
Net asset value, offering price and redemption price per share	$22.17

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$20,517,634
Shares issued and outstanding	896,632
Net asset value, offering price and redemption price per share	$22.88

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$1,461,646
Interest income	81,106
Total investment income	1,542,752

EXPENSES:
Investment advisory fees (See Note 5)	1,542,181
Sub-transfer agent expenses – Investor Class (See Note 5)	270,596
Sub-transfer agent expenses – Institutional Class (See Note 5)	12,969
Distribution fees – Investor Class (See Note 5)	275,181
Administration, fund accounting, custody and transfer agent fees (See Note 5)	199,081
Service fees – Investor Class (See Note 5)	183,454
Federal and state registration fees	41,019
Compliance expense (See Note 5)	29,500
Audit fees	23,148
Reports to shareholders	23,203
Trustees’ fees and expenses	17,128
Legal fees	705
Interest expense (See Note 7)	355
Other expenses	14,570
Total expenses before recoupment from advisor	2,633,090
Expense recoupment by advisor – Institutional Class	1,024
Net expenses	2,634,114
NET INVESTMENT LOSS	$(1,091,362)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$15,676,800
Net change in unrealized appreciation/depreciation on investments	(30,685,707)
Net loss on investments	(15,008,907)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(16,100,269)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment loss	$(1,091,362)	$(615,891)
Net realized gain on investments	15,676,800	25,408,962
Net change in unrealized
appreciation/depreciation on investments	(30,685,707)	26,412,588
Net increase (decrease) in net
assets resulting from operations	(16,100,269)	51,205,659

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	2,945,262	5,154,765
Proceeds from shares subscribed – Institutional Class	1,645,129	6,572,602
Cost of shares redeemed – Investor Class	(26,887,338)	(37,414,723)
Cost of shares redeemed – Institutional Class	(10,968,680)	(7,012,794)
Net decrease in net assets derived
from capital share transactions	(33,265,627)	(32,700,150)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(49,365,896)	18,505,509

NET ASSETS:
Beginning of year	228,861,188	210,355,679
End of year	$179,495,292	$228,861,188 (1)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	122,514	233,860
Shares sold – Institutional Class	65,421	279,691
Shares redeemed – Investor Class	(1,116,060)	(1,795,884)
Shares redeemed – Institutional Class	(442,363)	(328,917)
Net decrease in shares outstanding	(1,370,488)	(1,611,250)

(1)	Includes accumulated net investment loss of $(796,849).

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$24.16	$18.98	$20.00	$18.68	$15.65

(0.17)	(0.09)	(0.02)	0.06	(0.04)
(1.82)	5.27	(0.98)	1.26	3.07
(1.99)	5.18	(1.00)	1.32	3.03

—	—	(0.02)	—	—
—	—	(0.02)	—	—
$22.17	$24.16	$18.98	$20.00	$18.68

(8.24)%	27.29%	(5.00)%	7.07%	19.36%

$158.98	$197.22	$184.61	$248.74	$227.68
1.30%	1.30%	1.32%	1.15%	1.23%
(0.56)%	(0.33)%	(0.18)%	0.30%	(0.17)%
133%	98%	97%	102%	84%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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18

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$24.85	$19.46	$20.47	$19.08	$15.94

0.11	0.01	0.17	0.03	0.06
(2.08)	5.38	(1.13)	1.36	3.08
(1.97)	5.39	(0.96)	1.39	3.14

—	—	(0.05)	—	—
—	—	(0.05)	—	—
$22.88	$24.85	$19.46	$20.47	$19.08

(7.93)%	27.70%	(4.69)%	7.29%	19.70%

$20.52	$31.65	$25.74	$38.96	$25.54

0.96%	0.97%	0.98%	0.99%	1.03%
0.96%	0.97%	0.98%	0.99%	0.98%

(0.23)%	(0.00)%	0.14%	0.51%	0.03%
(0.23)%	(0.00)%	0.14%	0.51%	0.08%
133%	98%	97%	102%	84%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Cornerstone Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of partnership income and wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(584,133)	$584,133

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

HENNESSY FUNDS	1-800-966-4354
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evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from

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NOTES TO THE FINANCIAL STATEMENTS

the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current

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sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $269,523,806 and $304,025,169, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

In the past, the Advisor had contractually agreed to waive its fees and absorb expenses to the extent that total annual operating expenses exceeded 0.98% of the Fund’s

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24

NOTES TO THE FINANCIAL STATEMENTS

net assets for Institutional Class shares of the Fund (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items). The expense limitation agreement was terminated by the Board as of February 28, 2015. For a period of three years after the year in which the Advisor waived or reimbursed expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses. The Advisor recouped $1,024 from the Fund during fiscal year 2018.  There are no further recoverable amounts.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

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The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018, the Fund had an outstanding average daily balance and a weighted average interest rate of $7,781 and 4.50%, respectively. The interest expensed by the Fund during fiscal year 2018 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2018 was $838,000. As of October 31, 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$177,241,031
Gross tax unrealized appreciation	$19,606,515
Gross tax unrealized depreciation	(17,008,137)
Net tax unrealized appreciation/(depreciation)	$2,598,378
Undistributed ordinary income	$—
Undistributed long-term capital gains	14,373,091
Total distributable earnings	$14,373,091
Other accumulated gain/(loss)	$(1,085,305)
Total accumulated gain/(loss)	$15,886,164

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to partnership adjustments and wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

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26

NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2018, the Fund deferred, on a tax basis, a late-year ordinary loss of $1,085,305. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the Fund did not pay any distributions.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

Long-term
Investor Class	$1.81640
Institutional Class	$1.87674

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27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Cornerstone Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

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28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

31

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 943.40	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.62	$6.64

Institutional Class
Actual	$1,000.00	$ 945.10	$4.71
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.31% for Investor Class shares or 0.96% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

33

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

35

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY FOCUS FUND

Investor Class  HFCSX
Institutional Class  HFCIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Quarterly Schedule of Investments	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM

2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Focus Fund –
Investor Class (HFCSX)	-2.02%	7.55%	13.69%
Hennessy Focus Fund –
Institutional Class (HFCIX)	-1.65%	7.94%	14.08%
Russell 3000® Index	6.60%	10.81%	13.35%
Russell Midcap® Growth Index	6.14%	10.10%	15.10%

Expense ratios:  1.50% (Investor Class); 1.12% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Focus Fund.

The Russell 3000® Index is commonly used to measure the performance of U.S. stocks. The Russell Midcap® Growth Index is commonly used to measure the performance of U.S. medium-capitalization growth stocks. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Brian E. Macauley, CFA, David S. Rainey, CFA, and Ira M. Rothberg, CFA Broad Run Investment Management, LLC (sub-advisor)

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Focus Fund returned -2.02%, underperforming both the Russell 3000® Index (the Fund’s primary index) and the Russell Midcap® Growth Index, which returned 6.60% and 6.14%, respectively, for the same period.

Leading contributors to the Fund’s performance were O’Reilly Automotive, Inc., Twenty-First Century Fox, Inc., and American Tower Corp. O’Reilly Automotive, Inc. and American Tower Corp. produced attractive financial results over the 12-month period, which helped drive appreciation in their stock prices. Twenty-First Century Fox, Inc. shares appreciated during the period as The Walt Disney Company ultimately raised its bid for the company’s cable entertainment networks and film and television studios.

Leading detractors from the Fund’s performance were American Woodmark Corporation, NVR, Inc., and Encore Capital Group, Inc. The share prices of American Woodmark Corporation, a cabinet manufacturer, and NVR, Inc., a homebuilder, came under pressure as mortgage rates increased and rising home prices reduced housing affordability. Industry demand has slowed, but remains positive. We believe that the deceleration in housing starts is a temporary pause in the longer trend of housing recovery. U.S. single-family housing starts are 0.8-0.9 million versus a 1.2 million average over the last 50 years, implying 30 to 50% additional growth just to get back to a normal level. We used the price weakness in American Woodmark Corporation and NVR, Inc. to add to our positions. In early May, Encore Capital Group, Inc., a buyer of defaulted consumer receivables, announced an agreement to purchase the remaining economic interest in Cabot Credit Management that it did not already own. Cabot Credit Management is one of the largest credit management services providers in Europe and the market leader in the United Kingdom and Ireland. While the market initially reacted favorably to the announcement, shares subsequently traded lower as the valuations of comparable European companies declined.

The Fund continues to hold shares of all the companies mentioned except Twenty-First Century Fox, Inc.

Importantly, despite the 12-month relative underperformance, we are pleased with how the businesses in the portfolio are performing, with almost all growing owner earnings per share, excluding the benefit of the tax cut, at a sustained mid-teens clip, and we expect their stock prices to follow fundamentals over time. Portfolio valuation on a next 12-month price-to-owner earnings basis remains at a discount to the Fund’s primary benchmark. We take comfort in having a portfolio grounded in attractive near-term earnings multiples and in a market that appears long on enthusiasm and short on skepticism.

We invest with a long-term time horizon and encourage shareholders to do the same. Despite the discussion of 12-month results referenced above, we encourage fellow shareholders to also evaluate the Fund’s performance over five- and ten-year periods, since shorter periods can be influenced by many transitory issues unrelated to the growth in the intrinsic value of the Fund’s holdings.

HENNESSY FUNDS	1-800-966-4354
5

Portfolio Strategy and Investment Commentary:

In the Fund, we target “compounders” – businesses trading at reasonable valuations that have the competitive position, management, and growth to potentially create outsized value for an extended period of time. We believe that our criteria-driven, fundamental research, applied with a long-term investment horizon, allows us to identify these opportunities. We continue to have a positive outlook for the Fund because we believe its holdings are predominately a collection of “compounders” that we believe should grow their earnings at attractive rates for a long time to come.

Charles Schwab & Co. was the Fund’s fourth-largest holding at the end of the period. We have a long history with the company and believe that it measures up very well against the investment criteria that guide our search for “compounders” and that it serves as a good illustration of our investing strategy.

Schwab began its corporate journey as an investment newsletter and repositioned itself as a discount broker after brokerage commissions were deregulated in May 1975. Today, Schwab has evolved beyond solely trading services to offer a mutual fund marketplace, custody, and other services to independent investment advisors, equity index funds, an ETF marketplace, a robo-advisor, and target-date ETFs. As a discount broker, Schwab was able to undercut traditional full-service brokers on price, providing tremendous savings to customers. Through the years, Schwab continually reinvested in technology to maintain its low-cost position, passing along savings to attract more customers, building its scale, and enabling further reinvestment. Four decades after its founding, Schwab remains a systematic market share gainer using essentially the same low-cost, low-price business model it began with. Adding to the appeal of the business model, client assets, particularly RIA assets, are very sticky and make Schwab a powerful asset-gathering machine.

Today, Schwab has approximately $3.6 trillion in client assets under custody, growing at about 10% per annum, which we believe should translate into low-teens earnings per share growth. With only 8% market share of a $45 trillion opportunity (inclusive of retail bank deposits), we believe this growth can continue for decades. The shares are trading at 16x next 12 month earnings per share, essentially in line with the market, for a world-class business with excellent opportunity for growth ahead. Finally, Mr. Schwab still owns 10% of the company and is the chairman of the board of directors. He shepherds the company with a long-term mindset and deep belief in perpetuating its low-cost, low-price business model.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Earnings growth is not representative of the Fund’s future performance.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve greater volatility and political, economic, and currency risk and differences in accounting methods. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

HENNESSYFUNDS.COM
6

PERFORMANCE OVERVIEW

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Owner earnings is a valuation method created by Warren Buffet defined as (a) reported earnings plus (b) depreciation, depletion, amortization, and certain other non-cash charges minus (c) the average annual amount of capital expenditures for plant and equipment that the business requires to fully maintain its long-term competitive position and its unit volume.

HENNESSY FUNDS	1-800-966-4354

7

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY FOCUS FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
American Tower Corp., Class A	11.98%
O’Reilly Automotive, Inc.	10.14%
CarMax, Inc.	9.35%
The Charles Schwab Corp.	8.66%
Markel Corp.	8.66%
Brookfield Asset Management, Inc.	8.60%
Aon PLC	8.56%
Hexcel Corp.	7.01%
NVR, Inc.	4.94%
American Woodmark Corp.	4.15%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 75.31%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 26.40%
Camping World Holdings, Inc. (d)	2,471,506	$42,386,328	1.97%
CarMax, Inc. (a)	2,962,712	201,197,772	9.35%
NVR, Inc. (a)	47,487	106,324,818	4.94%
O’Reilly Automotive, Inc. (a)	679,856	218,063,812	10.14%
		567,972,730	26.40%

Financials – 32.03%
Aon PLC (b)	1,179,036	184,141,842	8.56%
Encore Capital Group, Inc. (a)(d)	3,082,416	78,324,191	3.64%
Markel Corp. (a)	170,380	186,266,231	8.66%
Marlin Business Services Corp. (d)	1,010,273	26,853,056	1.25%
Metro Bank PLC (a) (b)	956,183	27,181,581	1.26%
The Charles Schwab Corp.	4,029,065	186,303,966	8.66%
		689,070,867	32.03%

Industrials – 16.88%
American Woodmark Corp. (a)(d)	1,475,202	89,161,209	4.15%
Ametek, Inc.	459,822	30,844,860	1.43%
Ashtead Group PLC (b)	2,941,861	72,780,367	3.38%
Hexcel Corp.	2,577,037	150,808,205	7.01%
Mistras Group, Inc. (a)	979,716	19,496,348	0.91%
		363,090,989	16.88%
Total Common Stocks
(Cost $945,213,544)		1,620,134,586	75.31%

REITS – 20.58%

Financials – 20.58%
American Tower Corp., Class A	1,653,694	257,662,062	11.98%
Brookfield Asset Management, Inc. (b)	4,543,328	185,140,616	8.60%
		442,802,678	20.58%
Total REITS
(Cost $207,870,109)		442,802,678	20.58%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

SHORT-TERM INVESTMENTS – 4.21%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.21%
Fidelity Government Portfolio, Institutional Class, 2.06% (c)	90,654,933	$90,654,933	4.21%

Total Short-Term Investments
(Cost $90,654,933)		90,654,933	4.21%

Total Investments
(Cost $1,243,738,586) – 100.10%		2,153,592,197	100.10%
Liabilities in Excess of Other Assets – (0.10)%		(2,183,491)	(0.10)%

TOTAL NET ASSETS – 100.00%		$2,151,408,706	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2018.
(d)
Investment represents five percent or more of the outstanding voting securities of the issuer, and is or was an affiliate of the Hennessy Focus Fund, as defined in the Investment Company Act of 1940, as amended, at or during the year ended October 31, 2018. Details of transactions with these affiliated companies for the year ended October 31, 2018, are as follows:

	American	Camping World	Encore Capital	Marlin Business
Issuer	Woodmark Corp.	Holdings, Inc.	Group, Inc.	Services Corp.
Beginning Cost	$54,953,784	$—	$73,525,403	$15,865,289
Purchase Cost	$20,369,449	$52,261,467	$31,327,664	$—
Sales Cost	$—	$—	$—	$—
Ending Cost	$75,323,233	$52,261,467	$104,853,067	$15,865,289
Dividend Income	$—	$—	$—	$565,753
Net change in unrealized
appreciation/ (depreciation)	$(51,799,912)	$(9,875,139)	$(57,923,990)	$4,728,077
Realized Gain/Loss	$—	$—	$—	$—
Shares	1,475,202	2,471,506	3,082,416	1,010,273
Market Value	$89,161,209	$42,386,328	$78,324,191	$26,853,056

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$567,972,730	$—	$—	$567,972,730
Financials	689,070,867	—	—	689,070,867
Industrials	363,090,989	—	—	363,090,989
Total Common Stocks	$1,620,134,586	$—	$—	$1,620,134,586
REITS
Financials	$442,802,678	$—	$—	$442,802,678
Total REITS	$442,802,678	$—	$—	$442,802,678
Short-Term Investments
Money Market Funds	$90,654,933	$—	$—	$90,654,933
Total Short-Term Investments	$90,654,933	$—	$—	$90,654,933
Total Investments	$2,153,592,197	$—	$—	$2,153,592,197

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in unaffiliated securities, at value (cost $995,435,530)	$1,916,867,413
Investments in affiliated securities, at value (cost $248,303,056)	236,724,784
Total investments in securities, at value (cost $1,243,738,586)	2,153,592,197
Dividends and interest receivable	676,086
Receivable for fund shares sold	1,522,394
Prepaid expenses and other assets	93,172
Total Assets	2,155,883,849

LIABILITIES:
Payable for fund shares redeemed	1,721,980
Payable to advisor	1,723,545
Payable to administrator	203,686
Payable to auditor	21,900
Accrued distribution fees	288,372
Accrued service fees	119,145
Accrued trustees fees	5,964
Accrued expenses and other payables	390,551
Total Liabilities	4,475,143
NET ASSETS	$2,151,408,706

NET ASSETS CONSIST OF:
Capital stock	$903,414,014
Total distributable earnings	1,247,994,692
Total Net Assets	$2,151,408,706

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$1,339,447,913
Shares issued and outstanding	16,098,413
Net asset value, offering price and redemption price per share	$83.20

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$811,960,793
Shares issued and outstanding	9,478,426
Net asset value, offering price and redemption price per share	$85.66

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income from unaffiliated securities(1)	$17,833,607
Dividend income from affiliated securities	565,753
Interest income	1,265,221
Total investment income	19,664,581

EXPENSES:
Investment advisory fees (See Note 5)	23,437,190
Sub-transfer agent expenses – Investor Class (See Note 5)	3,273,425
Sub-transfer agent expenses – Institutional Class (See Note 5)	773,046
Administration, fund accounting, custody and transfer agent fees (See Note 5)	2,499,733
Distribution fees – Investor Class (See Note 5)	2,397,805
Service fees – Investor Class (See Note 5)	1,598,536
Reports to shareholders	151,493
Federal and state registration fees	73,899
Compliance expense (See Note 5)	29,495
Legal fees	28,256
Trustees’ fees and expenses	25,707
Audit fees	22,502
Interest expense (See Note 7)	643
Other expenses	181,038
Total expenses	34,492,768
NET INVESTMENT LOSS	$(14,828,187)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on:
Unaffiliated investments	$373,659,739
Affiliated investments	—
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(258,976,278)
Affiliated investments	(114,870,964)
Net loss on investments	(187,503)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(15,015,690)

(1)	Net of foreign taxes withheld of $402,085.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment loss	$(14,828,187)	$(9,635,486)
Net realized gain on investments	373,659,739	6,262,037
Net change in unrealized
appreciation/depreciation on investments	(373,847,242)	477,904,990
Net increase (decrease) in net
assets resulting from operations	(15,015,690)	474,531,541

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(103,968)	—
Distributable earnings – Institutional Class	(67,148)	—
Total distributions	(171,116)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	110,725,649	192,418,104
Proceeds from shares subscribed – Institutional Class	198,457,882	329,777,433
Dividends reinvested – Investor Class	102,585	—
Dividends reinvested – Institutional Class	57,674	—
Cost of shares redeemed – Investor Class	(432,891,744)	(448,768,404)
Cost of shares redeemed – Institutional Class	(442,177,824)	(208,168,872)
Net decrease in net assets derived
from capital share transactions	(565,725,778)	(134,741,739)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(580,912,584)	339,789,802

NET ASSETS:
Beginning of year	2,732,321,290	2,392,531,488
End of year	$2,151,408,706	$2,732,321,290 (1)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,252,599	2,500,539
Shares sold – Institutional Class	2,178,048	4,162,013
Shares issued to holders as reinvestment
of dividends – Investor Class	1,169	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	641	—
Shares redeemed – Investor Class	(4,879,914)	(5,805,953)
Shares redeemed – Institutional Class	(4,839,525)	(2,633,695)
Net decrease in shares outstanding	(6,286,982)	(1,777,096)

(1)	Includes accumulated net investment loss of $(10,054,323).

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$84.92	$70.63	$71.94	$69.46	$63.58

(0.86)	(0.51)	(0.45)	(0.33)	0.27
(0.85)	14.80	(0.72)	8.07	6.68
(1.71)	14.29	(1.17)	7.74	6.95

—	—	—	(0.02)	—
(0.01)	—	(0.14)	(5.24)	(1.07)
(0.01)	—	(0.14)	(5.26)	(1.07)
—	—	—	—	0.00 (1)
$83.20	$84.92	$70.63	$71.94	$69.46

(2.02)%	20.23%	(1.63)%	11.83%	11.05%

$1,339.45	$1,675.00	$1,626.71	$1,615.36	$1,213.03
1.47%	1.48%	1.47%	1.46%	1.41%
(0.72)%	(0.51)%	(0.65)%	(0.55)%	0.41%
13%	5%	2%	4%	18%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$87.10	$72.17	$73.24	$70.50	$64.32

(0.28)	(0.11)	(0.14)	(0.08)	0.35
(1.15)	15.04	(0.79)	8.19	6.90
(1.43)	14.93	(0.93)	8.11	7.25

—	—	—	(0.05)	—
(0.01)	—	(0.14)	(5.32)	(1.07)
(0.01)	—	(0.14)	(5.37)	(1.07)
$85.66	$87.10	$72.17	$73.24	$70.50

(1.65)%	20.69%	(1.27)%	12.23%	11.40%

$811.96	$1,057.32	$765.82	$520.06	$283.31
1.09%	1.10%	1.10%	1.11%	1.10%
(0.34)%	(0.13)%	(0.28)%	(0.19)%	0.59%
13%	5%	2%	4%	18%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Focus Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is capital appreciation. The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(10,636,072)	$10,636,072

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

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evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”)

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NOTES TO THE FINANCIAL STATEMENTS

will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

   The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a

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security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $318,736,284 and $811,569,966, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, Broad Run Investment Management, LLC. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at a rate of 0.29%.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with

HENNESSY FUNDS	1-800-966-4354
25

the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018 the Fund had an outstanding average daily balance and a weighted average interest rate of $12,688 and 5.00%, respectively. The interest expensed by the Fund during fiscal year 2018 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2018 was $4,631,000. As of October 31, 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$1,243,738,586
Gross tax unrealized appreciation	$998,259,530
Gross tax unrealized depreciation	(88,405,919)
Net tax unrealized appreciation/(depreciation)	$909,853,611
Undistributed ordinary income	$—
Undistributed long-term capital gains	351,447,441
Total distributable earnings	$351,447,441
Other accumulated gain/(loss)	$(13,306,360)
Total accumulated gain/(loss)	$1,247,994,692

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund deferred, on a tax basis, a late-year ordinary loss of $13,306,360. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income	$—	$—
Long-term capital gain	171,116	—
	$171,116	$—

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

Long-term
Investor Class	$14.47031
Institutional Class	$14.98779

HENNESSY FUNDS	1-800-966-4354

27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Focus Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Focus Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2018

HENNESSYFUNDS.COM

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

HENNESSY FUNDS	1-800-966-4354
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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years
David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
______________
(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
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Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 966.20	$7.29
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Institutional Class
Actual	$1,000.00	$ 968.10	$5.41
Hypothetical (5% return before expenses)	$1,000.00	$1,019.71	$5.55

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Investor Class shares or 1.09% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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33

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY CORNERSTONE
MID CAP 30 FUND

Investor Class  HFMDX
Institutional Class  HIMDX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers of the Fund	28
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Quarterly Schedule of Investments	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Mid Cap 30 Fund –
Investor Class (HFMDX)	-10.54%	6.13%	11.41%
Hennessy Cornerstone Mid Cap 30 Fund –
Institutional Class (HIMDX)	-10.22%	6.48%	11.79%
Russell Midcap® Index	2.79%	8.97%	14.19%
S&P 500 Index	7.35%	11.34%	13.24%

Expense ratios:  1.34% (Investor Class); 0.97% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell Midcap® Index is commonly used to measure the performance of U.S. medium-capitalization stocks. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Cornerstone Mid Cap 30 Fund returned -10.54%, underperforming both the Russell Midcap® Index (the Fund’s primary benchmark) and the S&P 500 Index, which returned 2.79% and 7.35%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark can be attributed primarily to stock selection, particularly in the Consumer Discretionary and Industrials sectors. Recreational vehicle producers Thor Industries, Inc. and Winnebago Industries, Inc. and homebuilders KB Home and LGI Homes, Inc. were among the holdings that detracted most from relative performance in the Consumer Discretionary sector. Gaming related stocks, such as Scientific Games Corp. and Penn National Gaming, Inc., also performed poorly. In the Industrials sector, another homebuilding-related stock, Builders FirstSource, Inc. contributed negatively to the Fund’s performance. The Fund’s underperformance relative to its benchmark was offset to some degree by strong performance from positions in HollyFrontier Corp., CVR Energy, Inc., NRG Energy, Inc., and Kemper Corp.

The Fund no longer holds any of the companies mentioned with the exception of Penn National Gaming, Inc.

Portfolio Strategy:

The Fund utilizes a quantitative approach in building a concentrated portfolio of attractively valued, mid-cap growing companies whose stock prices are exhibiting strong price momentum. In essence, the strategy seeks to combine elements of both value and momentum investing by selecting 30 stocks that have relatively low price-to-sales ratios, have generated increased earnings over the past year, and have positive stock price appreciation over the past three- and six-month periods.

Investment Commentary:

We continue to believe that the outlook for mid-cap stocks is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

There are four primary industry groups where the Fund currently maintains significant overweight positions: Retailing, Food & Staples Retailing, Commercial & Professional Services, and Transportation. Many retailing companies have been benefiting from strong employment growth and continued increases in consumer spending and, therefore, have seen their earnings and stock prices rise over the last year. As a result, the Fund owns stocks of some of these companies, including American Eagle Outfitters, Inc., Murphy USA, Inc., and Sprouts Farmers Market, Inc. Commercial Service and Transportation companies have also been benefiting from strong economic growth and an upturn in capital spending in the United States. As a result, Insperity, Inc., Landstar System, Inc., and other holdings in the Fund from these more cyclical groups have been reporting solid growth in earnings and have seen their stock prices perform well.

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_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

Price-to-sales ratio is a valuation measure calculated by dividing a company’s market price per share by its revenue per share.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY CORNERSTONE MID CAP 30 FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
AES Corp.	3.93%
Cleveland-Cliffs, Inc.	3.90%
Casey’s General Stores, Inc.	3.88%
Spirit Airlines, Inc.	3.85%
Old Republic International Corp.	3.52%
Crocs, Inc.	3.51%
Clean Harbors, Inc.	3.49%
UGI Corp.	3.47%
Sprouts Farmers Market, Inc.	3.47%
Booz Allen Hamilton Holding Corp.	3.41%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 96.92%	Number		% of
	of Shares	Value	Net Assets
Consumer Discretionary – 24.51%
Aaron’s, Inc.	465,900	$21,957,867	3.29%
American Axle & Manufacturing Holdings, Inc. (a)	1,367,400	20,743,458	3.11%
American Eagle Outfitters, Inc.	892,161	20,573,233	3.08%
BJ’s Restaurants, Inc.	313,700	19,192,166	2.88%
Crocs, Inc. (a)	1,139,600	23,407,384	3.51%
Murphy USA, Inc. (a)	280,200	22,592,526	3.38%
Penn National Gaming, Inc. (a)	701,758	17,038,684	2.55%
Restoration Hardware Holdings, Inc. (a)	156,500	18,108,615	2.71%
		163,613,933	24.51%

Consumer Staples – 10.58%
Casey’s General Stores, Inc.	205,400	25,902,994	3.88%
Post Holdings, Inc. (a)	243,442	21,525,141	3.23%
Sprouts Farmers Market, Inc. (a)	861,700	23,171,113	3.47%
		70,599,248	10.58%

Energy – 5.70%
EnLink Midstream Partners LP	1,289,900	19,554,884	2.93%
PBF Energy, Inc.	442,900	18,535,365	2.77%
		38,090,249	5.70%

Financials – 6.89%
Assurant, Inc.	231,700	22,523,557	3.37%
Old Republic International Corp.	1,065,700	23,498,685	3.52%
		46,022,242	6.89%

Health Care – 6.17%
Allscripts Healthcare Solutions, Inc. (a)	1,626,800	19,375,188	2.90%
Molina Healthcare, Inc. (a)	171,900	21,791,763	3.27%
		41,166,951	6.17%

Industrials – 19.08%
Clean Harbors, Inc. (a)	342,600	23,310,504	3.49%
Insperity, Inc.	195,900	21,519,615	3.22%
Landstar System, Inc.	200,400	20,058,036	3.00%
NOW, Inc. (a)	1,403,900	18,026,076	2.70%
Spirit Airlines, Inc. (a)	494,700	25,674,930	3.85%
Trinity Industries, Inc.	659,000	18,814,450	2.82%
		127,403,611	19.08%

The accompanying notes are an integral part of these financial statements.

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8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 9.56%
Booz Allen Hamilton Holding Corp.	460,100	$22,793,354	3.41%
CACI International, Inc., Class A (a)	120,300	21,468,738	3.22%
Conduent, Inc. (a)	1,024,700	19,571,770	2.93%
		63,833,862	9.56%

Materials – 7.03%
Ashland Global Holdings, Inc.	282,400	20,891,952	3.13%
Cleveland-Cliffs, Inc. (a)	2,422,700	26,068,252	3.90%
		46,960,204	7.03%

Utilities – 7.40%
AES Corp.	1,800,000	26,244,000	3.93%
UGI Corp.	437,000	23,187,220	3.47%
		49,431,220	7.40%
Total Common Stocks
(Cost $708,444,037)		647,121,520	96.92%

SHORT-TERM INVESTMENTS – 3.60%

Money Market Funds – 3.60%
Fidelity Government Portfolio, Institutional Class, 2.06% (b)	24,064,354	24,064,354	3.60%

Total Short-Term Investments
(Cost $24,064,354)		24,064,354	3.60%

Total Investments
(Cost $732,508,391) – 100.52%		671,185,874	100.52%
Liabilities in Excess of Other Assets – (0.52)%		(3,498,646)	(0.52)%

TOTAL NET ASSETS – 100.00%		$667,687,228	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

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Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$163,613,933	$—	$—	$163,613,933
Consumer Staples	70,599,248	—	—	70,599,248
Energy	38,090,249	—	—	38,090,249
Financials	46,022,242	—	—	46,022,242
Health Care	41,166,951	—	—	41,166,951
Industrials	127,403,611	—	—	127,403,611
Information Technology	63,833,862	—	—	63,833,862
Materials	46,960,204	—	—	46,960,204
Utilities	49,431,220	—	—	49,431,220
Total Common Stocks	$647,121,520	$—	$—	$647,121,520
Short-Term Investments
Money Market Funds	$24,064,354	$—	$—	$24,064,354
Total Short-Term Investments	$24,064,354	$—	$—	$24,064,354
Total Investments	$671,185,874	$—	$—	$671,185,874

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $732,508,391)	$671,185,874
Dividends and interest receivable	332,885
Receivable for fund shares sold	108,579
Return of capital receivable	503,061
Prepaid expenses and other assets	43,059
Total Assets	672,173,458

LIABILITIES:
Payable for fund shares redeemed	3,683,772
Payable to advisor	464,484
Payable to administrator	68,418
Payable to auditor	21,900
Accrued distribution fees	74,050
Accrued service fees	30,659
Accrued interest payable	2,600
Accrued trustees fees	5,962
Accrued expenses and other payables	134,385
Total Liabilities	4,486,230
NET ASSETS	$667,687,228

NET ASSETS CONSIST OF:
Capital stock	$573,353,708
Total distributable earnings	94,333,520
Total Net Assets	$667,687,228

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$338,386,287
Shares issued and outstanding	20,058,687
Net asset value, offering price and redemption price per share	$16.87

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$329,300,941
Shares issued and outstanding	18,950,436
Net asset value, offering price and redemption price per share	$17.38

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$8,063,454
Interest income	335,638
Total investment income	8,399,092

EXPENSES:
Investment advisory fees (See Note 5)	7,413,487
Sub-transfer agent expenses – Investor Class (See Note 5)	900,533
Sub-transfer agent expenses – Institutional Class (See Note 5)	504,826
Administration, fund accounting, custody and transfer agent fees (See Note 5)	951,554
Distribution fees – Investor Class (See Note 5)	661,878
Service fees – Investor Class (See Note 5)	441,252
Reports to shareholders	70,608
Federal and state registration fees	44,516
Compliance expense (See Note 5)	29,499
Audit fees	23,146
Trustees’ fees and expenses	20,188
Interest expense (See Note 7)	10,317
Legal fees	8,669
Other expenses	56,523
Total expenses	11,136,996
NET INVESTMENT LOSS	$(2,737,904)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$263,670,396
Net change in unrealized appreciation/depreciation on investments	(355,690,732)
Net loss on investments	(92,020,336)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(94,758,240)

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment loss	$(2,737,904)	$(1,057,646)
Net realized gain on investments	263,670,396	245,505,242
Net change in unrealized
appreciation/depreciation on investments	(355,690,732)	(15,162,353)
Net increase (decrease) in net assets resulting from operations	(94,758,240)	229,285,243

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(59,254,277)	(3,088,473)
Distributable earnings – Institutional Class	(103,063,607)	(4,766,317)
Total distributions	(162,317,884)	(7,854,790	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the Reorganization –
Investor Class (see Note 9)	216,366,669	—
Proceeds from shares issued in the Reorganization –
Institutional Class (see Note 9)	105,537,409	—
Proceeds from shares subscribed – Investor Class	20,976,077	37,287,639
Proceeds from shares subscribed – Institutional Class	53,065,851	90,659,855
Dividends reinvested – Investor Class	58,251,271	3,040,512
Dividends reinvested – Institutional Class	99,300,713	4,572,946
Cost of shares redeemed – Investor Class	(196,042,061)	(257,782,079)
Cost of shares redeemed – Institutional Class	(404,237,132)	(367,781,422)
Net decrease in net assets derived
from capital share transactions	(46,781,203)	(490,002,549)
TOTAL DECREASE IN NET ASSETS	(303,857,327)	(268,572,096)

NET ASSETS:
Beginning of year	971,544,555	1,240,116,651
End of year	$667,687,228	$971,544,555	(2)

CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization – Investor Class	10,499,531	—
Shares issued in the Reorganization – Institutional Class	4,794,539	—
Shares sold – Investor Class	1,074,535	1,844,085
Shares sold – Institutional Class	2,546,896	4,348,038
Shares issued to holders as reinvestment
of dividends – Investor Class	3,038,668	149,705
Shares issued to holders as reinvestment
of dividends – Institutional Class	5,045,768	220,065
Shares redeemed – Investor Class	(10,187,380)	(12,769,278)
Shares redeemed – Institutional Class	(20,331,396)	(17,841,055)
Net decrease in shares outstanding	(3,518,839)	(24,048,440)

(1)	All distributions were from net realized gain.
(2)	Includes accumulated net investment loss of $(1,118,367).

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$22.46	$18.37	$20.12	$19.00	$17.32

(0.06)	(0.15)	(0.07)	0.10	(0.05)
(1.87)	4.36	(1.51)	2.16	3.04
(1.93)	4.21	(1.58)	2.26	2.99

—	—	(0.03)	—	(0.05)
(3.66)	(0.12)	(0.14)	(1.14)	(1.26)
(3.66)	(0.12)	(0.17)	(1.14)	(1.31)
$16.87	$22.46	$18.37	$20.12	$19.00

(10.54)%	23.02%	(7.89)%	12.35%	18.25%

$338.39	$351.16	$485.15	$765.90	$258.17
1.31%	1.34%	1.35%	1.17%	1.25%
(0.47)%	(0.33)%	(0.24)%	0.27%	(0.47)%
181%	106%	108%	5%	132%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before reimbursement
After reimbursement
Ratio of net investment income (loss) to average net assets:
Before reimbursement
After reimbursement
Portfolio turnover rate(2)

(1)	Amount is less than $(0.01) or $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018		2017	2016	2015	2014

$23.07		$18.80	$20.55	$19.36	$17.62

(0.00	)(1)	0.02	0.00 (1)	(0.03)	(0.08)
(1.92)		4.38	(1.54)	2.38	3.17
(1.92)		4.40	(1.54)	2.35	3.09

—		—	(0.06)	—	(0.09)
(3.77)		(0.13)	(0.15)	(1.16)	(1.26)
(3.77)		(0.13)	(0.21)	(1.16)	(1.35)
$17.38		$23.07	$18.80	$20.55	$19.36

(10.22)%		23.47%	(7.53)%	12.62%	18.57%

$329.30		$620.38	$754.97	$306.04	$75.53

0.95%		0.97%	0.97%	0.96%	1.07%
0.95%		0.97%	0.97%	0.96%	0.98%

(0.12)%		0.04%	0.07%	0.41%	(0.29)%
(0.12)%		0.04%	0.07%	0.41%	(0.20)%
181%		106%	108%	5%	132%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term growth of capital. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(101,348,648)	$101,348,648

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18

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

HENNESSY FUNDS	1-800-966-4354
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evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on

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NOTES TO THE FINANCIAL STATEMENTS

a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

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The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $1,741,081,425 and $2,272,356,313, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Advisor has agreed to limit total annual operating expenses to 1.39% of the Fund’s net assets for Investor Class shares and 1.07% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes,

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NOTES TO THE FINANCIAL STATEMENTS

interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) through January 12, 2020, pursuant to the written direction of the Board. For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

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The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018, the Fund had an outstanding average daily balance and a weighted average interest rate of $227,690 and 4.47%, respectively. The interest expensed by the Fund during fiscal year 2018 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2018 was $17,829,000. As of October 31, 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$739,706,681
Gross tax unrealized appreciation	$4,822,523
Gross tax unrealized depreciation	(73,343,330)
Net tax unrealized appreciation/(depreciation)	$(68,520,807)
Undistributed ordinary income	$5,436,050
Undistributed long-term capital gains	157,418,277
Total distributable earnings	$162,854,327
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$94,333,520

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income	$—	$—
Long-term capital gain	162,317,884	7,854,790
	$162,317,884	$7,854,790

9).  AGREEMENT AND PLAN OF REORGANIZATION

On November 16, 2017, and December 26, 2017, shareholders of each of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund, respectively, approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Rainier Investment Management Mutual Funds, a Delaware statutory trust, on behalf of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund, respectively. The Agreements and Plans of Reorganization provided for the transfer of all of the assets of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund by the Fund. The Rainier Mid Cap Equity Fund, the Rainier Small/Mid Cap Equity Fund, and the Fund have substantially similar investment objectives. The following tables illustrate the specifics of the reorganization of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund into the Fund:

	Shares Issued	Hennessy Mid Cap 30 Fund Net Assets
Rainier Mid	to Shareholders		Combined
Cap Equity Fund	of Rainier Mid		(Post Merger)	Tax Status
Net Assets	Cap Equity Fund	Pre Merger	Net Assets	of Transfer
$69,217,067(1)	2,967,419	$968,703,016	$1,037,920,083	Non-taxable

(1)  Includes unrealized appreciation in the amount of $21,463,644.

	Shares Issued	Hennessy Mid Cap 30 Fund Net Assets
Rainier Small/Mid	to Shareholders of		Combined
Cap Equity Fund	Rainier Small/Mid		(Post Merger)	Tax Status
Net Assets	Cap Equity Fund	Pre Merger	Net Assets	of Transfer
$252,687,011(2)	12,326,651	$1,016,365,858	$1,269,052,869	Non-taxable

(2)  Includes unrealized appreciation in the amount of $93,637,548.

Assuming the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period of the Fund, the pro forma results of operation (unaudited) for fiscal year 2018 would have been as follows:

Net investment loss	$(3,175,732)
Net realized gain on investments	$270,696,978
Net change in unrealized appreciation/depreciation on investments	$(345,824,579)
Net decrease in net assets resulting from operations	$(78,303,333)

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Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Rainier Mid Cap Equity Fund and the Rainier Small/Mid Cap Equity Fund that have been included in the Fund’s Statement of Operations since December 1, 2017, and January 12, 2018, the dates the reorganizations were completed, respectively.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

	Long-term	Short-term
Investor Class	$4.34596	$0.15008
Institutional Class	$4.44097	$0.15336

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26

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Cornerstone Mid Cap 30 Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Mid Cap 30 Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

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HENNESSY FUNDS	1-800-966-4354

31

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 895.40	$6.31
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.72

Institutional Class
Actual	$1,000.00	$ 897.30	$4.54
Hypothetical (5% return before expenses)	$1,000.00	$1,020.42	$4.84

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Investor Class shares or 0.95% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

33

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

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For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY CORNERSTONE
LARGE GROWTH FUND

Investor Class  HFLGX
Institutional Class  HILGX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Quarterly Schedule of Investments	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

			Since
	One	Five	Inception
	Year	Years	(3/20/09)
Hennessy Cornerstone Large Growth Fund –
Investor Class (HFLGX)	8.53%	9.12%	15.53%
Hennessy Cornerstone Large Growth Fund –
Institutional Class (HILGX)	8.82%	9.36%	15.82%
Russell 1000® Index	6.98%	11.05%	16.53%
S&P 500 Index	7.35%	11.34%	16.42%

Expense ratios:  1.26% (Investor Class); Gross 1.01%, Net 0.99%(1) (Institutional Class)

(1)	The Fund’s investment advisor has contractually agreed to limit expenses until November 30, 2019.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Index is commonly used to measure the performance of U.S. large-capitalization stocks. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Cornerstone Large Growth Fund returned 8.53%, outperforming both the Russell 1000® Index (the Fund’s primary benchmark) and the S&P 500 Index, which returned 6.98% and 7.35%, respectively, for the same period.

The Fund’s outperformance relative to its primary benchmark can be attributed predominantly to stock selection, particularly in the Health Care and Industrials sectors. Hospital operator HCA Healthcare, Inc., pharmaceutical companies AbbVie, Inc. and AmerisourceBergen Corp., and medical distributor Express Scripts Holding Co. were among the holdings that contributed most to relative performance in the Health Care sector. In the Industrials sector, airline operators United Continental Holdings, Inc. and Delta Air Lines, Inc. and railroads CSX Corp. and Union Pacific Corp. were strong performers over the period and contributed positively to the Fund’s relative return. Many holdings in the Consumer Discretionary sector also performed well over the period, including Target Corp., Kohl’s Corp., and Darden Restaurants, Inc. This positive performance was partially offset by the weak performances of several stocks in the Information Technology sector, including Applied Materials, Inc. and Micron Technology, Inc.

The Fund continues to hold all of the companies mentioned with the exception of AbbVie, Inc. and AmerisourceBergen Corp.

Portfolio Strategy:

The Fund utilizes a quantitative approach to build a portfolio of attractively valued, highly profitable, larger-cap companies. In essence, the strategy seeks high-quality, high-return companies that are possibly being overlooked by investors by selecting 50 larger-cap stocks that have relatively low price-to-cash-flow ratios and have generated high returns on capital over the past year.

Investment Commentary:

We continue to believe that the outlook for large-cap stocks is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

There are three primary industry groups where the Fund currently maintains overweight positions: Transportation, Retailing, and Food, Beverage & Tobacco. Many transportation and retailing companies have been benefiting from strong economic growth and, therefore, have seen profitability and returns on capital rise. As a result, the Fund owns certain stocks from these groups, including United Continental Holdings, Inc., Delta Air Lines, Inc., Target Corp., and Kohl’s Corp. Food, Beverage, & Tobacco industry stocks have lagged the general market, and we believe many now look undervalued. Despite this underperformance, many of the Fund’s holdings in this industry group have maintained strong levels of profitability and have continued to generate high returns on total capital and steady earnings growth.

HENNESSY FUNDS	1-800-966-4354
5

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance. Price-to-cash-flow ratio is a valuation measure calculated by dividing a company’s market price per share by its cash flow per share. Return on capital measures a company’s profitability and is calculated by expressing net profits minus dividends as a percentage of total capital.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY CORNERSTONE LARGE GROWTH FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
HCA Healthcare, Inc.	2.63%
Apple, Inc.	2.61%
United Continental Holdings, Inc.	2.58%
Express Scripts Holding Co.	2.58%
CSX Corp.	2.51%
Centene Corp.	2.45%
Kohl’s Corp.	2.40%
HP, Inc.	2.29%
Walgreens Boots Alliance, Inc.	2.26%
Target Corp.	2.25%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354

7

COMMON STOCKS – 96.01%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 8.28%
CBS Corp., Class B	52,900	$3,033,815	2.09%
Omnicom Group, Inc.	35,700	2,653,224	1.83%
The Walt Disney Co.	27,200	3,123,376	2.15%
Verizon Communications, Inc.	56,100	3,202,749	2.21%
		12,013,164	8.28%

Consumer Discretionary – 18.86%
AutoZone, Inc. (a)	3,900	2,860,533	1.97%
Best Buy Co., Inc.	40,000	2,806,400	1.93%
Darden Restaurants, Inc.	29,900	3,185,845	2.20%
General Motors Co.	67,000	2,451,530	1.69%
Kohl’s Corp.	46,000	3,483,580	2.40%
L Brands, Inc.	57,800	1,873,876	1.29%
Starbucks Corp.	50,770	2,958,368	2.04%
Target Corp.	39,100	3,269,933	2.25%
The Gap, Inc.	89,500	2,443,350	1.68%
Wyndham Hotels & Resorts, Inc.	23,900	1,178,031	0.81%
Wyndham Worldwide Corp.	24,200	868,296	0.60%
		27,379,742	18.86%

Consumer Staples – 18.64%
Altria Group, Inc.	43,000	2,796,720	1.93%
Campbell Soup Co.	60,700	2,270,787	1.56%
Conagra Brands, Inc.	78,800	2,805,280	1.93%
CVS Health Corp.	40,300	2,917,317	2.01%
General Mills, Inc.	51,200	2,242,560	1.54%
Kimberly-Clark Corp.	24,700	2,576,210	1.77%
The Kroger Co.	103,400	3,077,184	2.12%
Tyson Foods, Inc., Class A	37,700	2,258,984	1.56%
Walgreens Boots Alliance, Inc.	41,100	3,278,547	2.26%
Walmart, Inc.	28,300	2,837,924	1.96%
		27,061,513	18.64%

Financials – 3.62%
Allstate Corp.	31,000	2,967,320	2.04%
Ameriprise Financial, Inc.	18,000	2,290,320	1.58%
		5,257,640	3.62%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Health Care – 7.66%
Centene Corp. (a)	27,300	$3,557,736	2.45%
Express Scripts Holding Co. (a)	38,600	3,743,042	2.58%
HCA Healthcare, Inc.	28,600	3,818,958	2.63%
		11,119,736	7.66%

Industrials – 19.57%
American Airlines Group, Inc.	56,200	1,971,496	1.36%
CSX Corp.	52,900	3,642,694	2.51%
Deere & Co.	17,700	2,397,288	1.65%
Delta Air Lines, Inc.	54,000	2,955,420	2.04%
FedEx Corp.	11,700	2,577,978	1.78%
PACCAR, Inc.	41,200	2,357,052	1.62%
Southwest Airlines Co.	49,500	2,430,450	1.67%
Union Pacific Corp.	21,898	3,201,925	2.21%
United Continental Holdings, Inc. (a)	43,900	3,753,889	2.58%
Waste Management, Inc.	34,900	3,122,503	2.15%
		28,410,695	19.57%

Information Technology – 13.02%
Apple, Inc.	17,330	3,792,844	2.61%
Applied Materials, Inc.	56,800	1,867,584	1.29%
HP, Inc.	137,800	3,326,492	2.29%
Intel Corp.	62,750	2,941,720	2.03%
International Business Machines Corp.	18,600	2,146,998	1.48%
Lam Research Corp.	16,300	2,310,199	1.59%
Micron Technology, Inc. (a)	66,700	2,515,924	1.73%
		18,901,761	13.02%

Materials – 6.36%
Eastman Chemical Co.	28,800	2,256,480	1.55%
Freeport-McMoRan, Inc.	160,100	1,865,165	1.29%
Nucor Corp.	44,300	2,619,016	1.80%
Steel Dynamics, Inc.	62,900	2,490,840	1.72%
		9,231,501	6.36%
Total Common Stocks
(Cost $131,231,207)		139,375,752	96.01%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

SHORT-TERM INVESTMENTS – 4.12%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.12%
Fidelity Government Portfolio, Institutional Class, 2.06% (b)	5,979,305	$5,979,305	4.12%

Total Short-Term Investments
(Cost $5,979,305)		5,979,305	4.12%

Total Investments
(Cost $137,210,512) – 100.13%		145,355,057	100.13%
Liabilities in Excess of Other Assets – (0.13)%		(193,434)	(0.13)%

TOTAL NET ASSETS – 100.00%		$145,161,623	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$12,013,164	$—	$—	$12,013,164
Consumer Discretionary	27,379,742	—	—	27,379,742
Consumer Staples	27,061,513	—	—	27,061,513
Financials	5,257,640	—	—	5,257,640
Health Care	11,119,736	—	—	11,119,736
Industrials	28,410,695	—	—	28,410,695
Information Technology	18,901,761	—	—	18,901,761
Materials	9,231,501	—	—	9,231,501
Total Common Stocks	$139,375,752	$—	$—	$139,375,752
Short-Term Investments
Money Market Funds	$5,979,305	$—	$—	$5,979,305
Total Short-Term Investments	$5,979,305	$—	$—	$5,979,305
Total Investments	$145,355,057	$—	$—	$145,355,057

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $137,210,512)	$145,355,057
Dividends and interest receivable	166,239
Receivable for fund shares sold	4,894
Prepaid expenses and other assets	16,777
Total Assets	145,542,967

LIABILITIES:
Payable for fund shares redeemed	5,056
Payable to advisor	92,600
Payable to administrator	13,178
Payable to auditor	21,900
Accrued distribution fees	226,211
Accrued service fees	10,857
Accrued trustees fees	5,963
Accrued expenses and other payables	5,579
Total Liabilities	381,344
NET ASSETS	$145,161,623

NET ASSETS CONSIST OF:
Capital stock	$108,975,614
Total distributable earnings	36,186,009
Total Net Assets	$145,161,623

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$125,908,520
Shares issued and outstanding	10,284,365
Net asset value, offering price and redemption price per share	$12.24

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$19,253,103
Shares issued and outstanding	1,555,060
Net asset value, offering price and redemption price per share	$12.38

The accompanying notes are an integral part of these financial statements.

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11

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$3,062,722
Interest income	62,738
Total investment income	3,125,460

EXPENSES:
Investment advisory fees (See Note 5)	1,127,992
Distribution fees – Investor Class (See Note 5)	197,920
Administration, fund accounting, custody and transfer agent fees (See Note 5)	146,207
Service fees – Investor Class (See Note 5)	131,947
Sub-transfer agent expenses – Investor Class (See Note 5)	97,529
Sub-transfer agent expenses – Institutional Class (See Note 5)	7,888
Federal and state registration fees	30,371
Compliance expense (See Note 5)	29,509
Audit fees	23,134
Trustees’ fees and expenses	17,151
Reports to shareholders	15,705
Legal fees	834
Other expenses	9,259
Total expenses before recoupment from advisor	1,835,446
Expense recoupment by advisor – Institutional Class	238
Net expenses	1,835,684
NET INVESTMENT INCOME	$1,289,776

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$29,755,376
Net change in unrealized appreciation/depreciation on investments	(20,362,172)
Net gain on investments	9,393,204
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,682,980

The accompanying notes are an integral part of these financial statements.

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12

STATEMENT OF OPERATIONS

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$1,289,776	$1,052,238
Net realized gain on investments	29,755,376	10,781,271
Net change in unrealized
appreciation/depreciation on investments	(20,362,172)	3,606,256
Net increase in net assets resulting from operations	10,682,980	15,439,765

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(5,633,818)	(1,086,070)
Distributable earnings – Institutional Class	(941,276)	(172,457)
Total distributions	(6,575,094)	(1,258,527	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in
the Reorganization – Investor Class (See Note 9)	42,940,857	—
Proceeds from shares issued in
the Reorganization – Institutional Class (See Note 9)	9,672,906	—
Proceeds from shares subscribed – Investor Class	2,864,547	6,295,964
Proceeds from shares subscribed – Institutional Class	995,312	772,639
Dividends reinvested – Investor Class	5,350,903	1,010,431
Dividends reinvested – Institutional Class	911,739	169,405
Cost of shares redeemed – Investor Class	(20,588,670)	(15,757,878)
Cost of shares redeemed – Institutional Class	(5,008,275)	(2,723,788)
Net increase (decrease) in net assets
derived from capital share transactions	37,139,319	(10,233,227)
TOTAL INCREASE IN NET ASSETS	41,247,205	3,948,011

NET ASSETS:
Beginning of year	103,914,418	99,966,407
End of year	$145,161,623	$103,914,418	(2)

(1)	All distributions were from net investment income.
(2)	Includes accumulated net investment income of $1,052,238.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization – Investor Class	3,458,944	—
Shares issued in the Reorganization – Institutional Class	771,378	—
Shares sold – Investor Class	230,354	565,507
Shares sold – Institutional Class	78,488	68,027
Shares issued to holders as reinvestment
of dividends – Investor Class	442,489	92,025
Shares issued to holders as reinvestment
of dividends – Institutional Class	74,617	15,303
Shares redeemed – Investor Class	(1,653,034)	(1,394,127)
Shares redeemed – Institutional Class	(395,137)	(238,017)
Net increase (decrease) in shares outstanding	3,008,099	(891,282)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$11.75	$10.27	$12.99	$15.16	$13.56

0.06	0.11	0.09	0.17	0.15
0.94	1.49	0.08	0.04	2.28
1.00	1.60	0.17	0.21	2.43

(0.08)	(0.12)	(0.16)	(0.14)	(0.15)
(0.43)	—	(2.73)	(2.24)	(0.68)
(0.51)	(0.12)	(2.89)	(2.38)	(0.83)
$12.24	$11.75	$10.27	$12.99	$15.16

8.53%	15.70%	2.63%	1.11%	18.73%

$125.91	$91.74	$87.73	$98.64	$105.51
1.24%	1.25%	1.25%	1.09%	1.15%
0.81%	0.95%	1.22%	1.37%	1.12%
70%	65%	53%	79%	57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Ratio of net investment income to average net assets:
Before expense reimbursement/recoupment
After expense reimbursement/recoupment
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$11.87	$10.37	$13.10	$15.30	$13.68

0.14	0.13	0.13	0.20	0.17
0.90	1.52	0.07	0.02	2.30
1.04	1.65	0.20	0.22	2.47

(0.10)	(0.15)	(0.17)	(0.16)	(0.17)
(0.43)	—	(2.76)	(2.26)	(0.68)
(0.53)	(0.15)	(2.93)	(2.42)	(0.85)
$12.38	$11.87	$10.37	$13.10	$15.30

8.82%	16.00%	2.92%	1.19%	18.96%

$19.25	$12.17	$12.24	$13.82	$14.88

0.96%	1.00%	1.01%	0.99%	1.06%
0.96%	1.00%	1.01%	0.99%	0.98%

1.08%	1.20%	1.47%	1.47%	1.21%
1.08%	1.20%	1.47%	1.47%	1.30%
70%	65%	53%	79%	57%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Cornerstone Large Growth Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is long-term growth of capital.  The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses.  There are no sales charges.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.  The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(3,003,589)	$3,003,589

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

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21

evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.

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NOTES TO THE FINANCIAL STATEMENTS

Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets.  Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations.  Various inputs are used to determine the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with

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investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $101,540,954 and $121,513,975, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board.  The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended.  During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at an annual rate of 0.74%.  The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Advisor has contractually agreed to limit total annual operating expenses to 1.29% of the Fund’s net assets for Investor Class shares and 0.98% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) through November 30, 2019. In addition, in the past, the Advisor had contractually agreed to waive its fees and absorb expenses to the extent that total annual operating expenses exceeded 0.98% of the Fund’s net assets for Institutional Class shares of the Fund (excluding all federal, state and local taxes, interest, brokerage commissions, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items). This prior expense limitation agreement was terminated by the Board as of February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.  The Advisor recouped $238 from the Fund during fiscal year 2018.  There are no further recoverable amounts.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the

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24

NOTES TO THE FINANCIAL STATEMENTS

distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.  The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

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7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During fiscal year 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$137,238,677
Gross tax unrealized appreciation	$20,050,417
Gross tax unrealized depreciation	(11,934,063)
Net tax unrealized appreciation/(depreciation)	$8,116,354
Undistributed ordinary income	$1,289,774
Undistributed long-term capital gains	26,779,881
Total distributable earnings	$28,069,655
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$36,186,009

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses.  Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$1,275,498	$1,258,527
Long-term capital gain	5,299,596	—
	$6,575,094	$1,258,527

(1)  Ordinary income includes short-term capital gains.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On November 16, 2017, shareholders of the Rainier Large Cap Equity Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Rainier Investment Management Mutual Funds, a Delaware statutory trust, on behalf of the Rainier Large Cap Equity Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Rainier Large Cap Equity Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Rainier Large

HENNESSYFUNDS.COM
26

NOTES TO THE FINANCIAL STATEMENTS

Cap Equity Fund by the Fund. The Rainier Large Cap Equity Fund and the Fund have substantially similar investment objectives. The reorganization was effective as of the close of business on December 1, 2017. The following tables illustrate the specifics of the reorganization of the Rainier Large Cap Equity Fund into the Fund:

	Shares Issued	Hennessy Large Growth Fund Net Assets
Rainier Large	to Shareholders		Combined
Cap Equity Fund	of Rainier Large		(Post Merger)	Tax Status
Net Assets	Cap Equity Fund	Pre Merger	Net Assets	of Transfer
$52,613,763(1)	4,230,322	$109,172,141	$161,785,904	Non-taxable

(1)  Includes unrealized appreciation in the amount of $17,759,641.

Assuming the reorganization had been completed on November 1, 2017, the beginning of the annual reporting period of the Fund, the pro forma results of operation (unaudited) for fiscal year 2018, would have been as follows:

Net investment income	$1,324,395
Net realized gain on investments	$30,907,365
Net change in unrealized appreciation on investments	$(20,226,635)
Net increase in net assets resulting from operations	$12,005,125

Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Rainier Large Cap Equity Fund that have been included in the Fund’s Statement of Operations since December 1, 2017.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

Long-term
Investor Class	$2.29850
Institutional Class	$2.32790

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$0.08724196
Institutional Class	$0.11795880

HENNESSY FUNDS	1-800-966-4354

27

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Cornerstone Large Growth Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Large Growth Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

HENNESSYFUNDS.COM

28

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

HENNESSY FUNDS	1-800-966-4354
29

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM
30

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

31

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$1,025.10	$6.38
Hypothetical (5% return before expenses)	$1,000.00	$1,018.90	$6.36

Institutional Class
Actual	$1,000.00	$1,027.40	$4.91
Hypothetical (5% return before expenses)	$1,000.00	$1,020.37	$4.89

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Investor Class shares or 0.96% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

33

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 17.50%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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35

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY CORNERSTONE
VALUE FUND

Investor Class  HFCVX
Institutional Class  HICVX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	28
Trustees and Officers of the Fund	29
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Quarterly Schedule of Investments	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354
3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Cornerstone Value Fund –
Investor Class (HFCVX)	3.64%	7.68%	12.39%
Hennessy Cornerstone Value Fund –
Institutional Class (HICVX)	3.88%	7.88%	12.66%
Russell 1000® Value Index	3.03%	8.61%	11.30%
S&P 500 Index	7.35%	11.34%	13.24%

Expense ratios:  1.23% (Investor Class); 0.98% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell 1000® Value Index is commonly used to measure the performance of U.S. large-capitalization value stocks. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Cornerstone Value Fund returned 3.64%, outperforming the Russell 1000® Value Index (the Fund’s primary benchmark), which returned 3.03% for same period, but underperforming the S&P 500 Index, which returned 7.35% for the same period.

The Fund’s outperformance relative to its primary benchmark can be attributed to both stock selection and sector allocation. The Fund’s overweight position in Health Care and underweight position in Financials contributed positively to the Fund’s performance. Within the Health Care sector, pharmaceutical companies AbbVie, Inc., Eli Lilly & Co., and Johnson & Johnson performed particularly well. In the Industrials sector, aircraft maker The Boeing Co. and electrical and electronic equipment manufacturer Emerson Electric Co. were among the holdings that contributed most to relative performance. Many holdings in the Information Technology sector also performed well over the period, including QUALCOMM, Inc. and Cisco Systems, Inc. This positive performance was partially offset by weakness in several stocks in the Financials sector, including life insurance companies MetLife, Inc. and Manulife Financial Corp., and the Fund’s holdings in foreign telecommunications companies including Vodafone Group PLC and BCE, Inc.

The Fund continues to hold Eli Lilly & Co., Johnson & Johnson, Emerson Electric Co., Cisco Systems, Inc., and Manulife Financial Corp.

Portfolio Strategy:

The Fund utilizes a quantitative approach to build a portfolio of potentially undervalued, profitable, large-cap companies with high dividend yields. In essence, the strategy seeks 50 established companies that are generating sufficient cash flows to pay generous dividends but that are possibly being overlooked by investors.

Investment Commentary:

We continue to believe that the outlook for large-cap stocks is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

There are three primary industry groups where the Fund currently maintains overweight positions: Energy, Pharmaceuticals, and Food, Beverage & Tobacco. Many pharmaceutical and food & beverage companies have strong competitive positions protected by patents and consumer branding and, therefore, may generate excess cash flows and pay higher dividends. As a result, the Fund owns stocks from these groups, including Merck & Co. Inc., Pfizer Inc., The Coca-Cola Co., and PepsiCo, Inc. Energy stocks overall have lagged the general market, despite the recovery in the price of crude oil, and we believe many now look undervalued. Despite this general underperformance, the Fund’s holdings in this industry group, including TOTAL SA, Marathon Petroleum Corp., and Phillips 66, have maintained strong levels of profitability and have continued to generate positive cash flow and pay dividends.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

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The Fund may invest in medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents being transferred into and out of a company.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY CORNERSTONE VALUE FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Eli Lilly & Co.	2.78%
Merck & Co., Inc.	2.59%
Pfizer, Inc.	2.43%
Target Corp.	2.32%
Cisco Systems, Inc.	2.30%
Equinor ASA - ADR	2.29%
Thomson Reuters Corp.	2.25%
Verizon Communications, Inc.	2.21%
GlaxoSmithKline PLC - ADR	2.18%
Amgen, Inc.	2.17%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 96.08%
	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.92%
AT&T, Inc.	152,860	$4,689,745	1.71%
Verizon Communications, Inc.	105,900	6,045,831	2.21%
		10,735,576	3.92%

Consumer Discretionary – 8.95%
Carnival Corp. (a)	79,900	4,477,596	1.63%
Ford Motor Co.	521,845	4,983,620	1.82%
General Motors Co.	135,000	4,939,650	1.80%
Las Vegas Sands Corp.	73,800	3,766,014	1.38%
Target Corp.	76,100	6,364,243	2.32%
		24,531,123	8.95%

Consumer Staples – 16.76%
Altria Group, Inc.	81,400	5,294,256	1.93%
CVS Health Corp.	72,700	5,262,753	1.92%
General Mills, Inc.	97,900	4,288,020	1.57%
PepsiCo, Inc.	47,600	5,349,288	1.95%
Philip Morris International, Inc.	53,400	4,702,938	1.72%
The Coca-Cola Co.	120,300	5,759,964	2.10%
The Kraft Heinz Co.	73,000	4,012,810	1.46%
The Procter & Gamble Co.	66,300	5,879,484	2.15%
Unilever PLC – ADR (a)	101,400	5,372,172	1.96%
		45,921,685	16.76%

Energy – 23.34%
BP PLC – ADR (a)	133,800	5,802,906	2.12%
Canadian Natural Resources Ltd. (a)	167,600	4,578,832	1.67%
Chevron Corp.	45,675	5,099,614	1.86%
Equinor ASA – ADR (a)	244,200	6,275,940	2.29%
Exxon Mobil Corp.	65,610	5,227,805	1.91%
Marathon Petroleum Corp.	82,600	5,819,170	2.12%
Occidental Petroleum Corp.	76,360	5,121,465	1.87%
Phillips 66	55,900	5,747,638	2.10%
Royal Dutch Shell PLC – ADR (a)	79,600	5,230,516	1.91%
Schlumberger Ltd. (a)	77,800	3,991,918	1.46%
Suncor Energy, Inc. (a)	157,900	5,259,649	1.92%
Total S.A. – ADR (a)	98,600	5,777,960	2.11%
		63,933,413	23.34%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS
	Number		% of
	of Shares	Value	Net Assets
Financials – 10.76%
Bank of Nova Scotia (a)	86,100	$4,624,431	1.69%
HSBC Holdings PLC – ADR (a)	106,200	4,363,758	1.59%
Manulife Financial Corp. (a)	269,600	4,238,112	1.55%
Royal Bank of Canada (a)	66,800	4,865,712	1.78%
Thomson Reuters Corp. (a)	132,200	6,160,520	2.25%
Toronto-Dominion Bank (a)	94,100	5,218,786	1.90%
		29,471,319	10.76%

Health Care – 17.65%
Amgen, Inc.	30,800	5,937,932	2.17%
Bristol-Myers Squibb Co.	91,400	4,619,356	1.69%
Eli Lilly & Co.	70,300	7,623,332	2.78%
Gilead Sciences, Inc.	68,300	4,656,694	1.70%
GlaxoSmithKline PLC – ADR (a)	152,600	5,960,556	2.18%
Johnson & Johnson	41,400	5,795,586	2.11%
Merck & Co., Inc.	96,600	7,110,726	2.59%
Pfizer, Inc.	154,500	6,652,770	2.43%
		48,356,952	17.65%

Industrials – 6.73%
Emerson Electric Co.	79,300	5,382,884	1.96%
General Electric Co.	354,034	3,575,743	1.31%
Johnson Controls International PLC (a)	146,300	4,677,211	1.71%
United Parcel Service, Inc., Class B	45,000	4,794,300	1.75%
		18,430,138	6.73%

Information Technology – 7.97%
Cisco Systems, Inc.	137,810	6,304,807	2.30%
HP, Inc.	245,500	5,926,370	2.16%
Intel Corp.	118,900	5,574,032	2.03%
International Business Machines Corp.	35,000	4,040,050	1.48%
		21,845,259	7.97%

Total Common Stocks
(Cost $253,844,570)		263,225,465	96.08%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 4.02%
	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 4.02%
Fidelity Government Portfolio, Institutional Class, 2.06% (b)	11,019,735	$11,019,735	4.02%

Total Short-Term Investments
(Cost $11,019,735)		11,019,735	4.02%

Total Investments
(Cost $264,864,305) – 100.10%		274,245,200	100.10%
Liabilities in Excess of Other Assets – (0.10)%		(272,243)	(0.10)%

TOTAL NET ASSETS – 100.00%		$273,972,957	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	U.S.-traded security of a foreign corporation.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$10,735,576	$—	$—	$10,735,576
Consumer Discretionary	24,531,123	—	—	24,531,123
Consumer Staples	45,921,685	—	—	45,921,685
Energy	63,933,413	—	—	63,933,413
Financials	29,471,319	—	—	29,471,319
Health Care	48,356,952	—	—	48,356,952
Industrials	18,430,138	—	—	18,430,138
Information Technology	21,845,259	—	—	21,845,259
Total Common Stocks	$263,225,465	$—	$—	$263,225,465
Short-Term Investments
Money Market Funds	$11,019,735	$—	$—	$11,019,735
Total Short-Term Investments	$11,019,735	$—	$—	$11,019,735
Total Investments	$274,245,200	$—	$—	$274,245,200

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $264,864,305)	$274,245,200
Dividends and interest receivable	556,916
Receivable for fund shares sold	43,969
Prepaid expenses and other assets	25,280
Total Assets	274,871,365

LIABILITIES:
Payable for fund shares redeemed	6,216
Payable to advisor	177,379
Payable to administrator	24,951
Payable to auditor	21,901
Accrued distribution fees	603,034
Accrued service fees	23,335
Accrued trustees fees	5,963
Accrued expenses and other payables	35,629
Total Liabilities	898,408
NET ASSETS	$273,972,957

NET ASSETS CONSIST OF:
Capital stock	$228,405,343
Total distributable earnings	45,567,614
Total Net Assets	$273,972,957

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$266,756,238
Shares issued and outstanding	13,828,075
Net asset value, offering price and redemption price per share	$19.29

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$7,216,719
Shares issued and outstanding	373,364
Net asset value, offering price and redemption price per share	$19.33

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income(1)	$9,752,505
Interest income	150,939
Total investment income	9,903,444

EXPENSES:
Investment advisory fees (See Note 5)	2,145,562
Distribution fees – Investor Class (See Note 5)	423,872
Service fees – Investor Class (See Note 5)	282,581
Administration, fund accounting, custody and transfer agent fees (See Note 5)	277,676
Sub-transfer agent expenses – Investor Class (See Note 5)	197,807
Sub-transfer agent expenses – Institutional Class (See Note 5)	7,113
Federal and state registration fees	34,005
Compliance expense (See Note 5)	29,499
Reports to shareholders	23,864
Audit fees	23,135
Trustees’ fees and expenses	17,597
Legal fees	2,570
Other expenses	19,748
Total expenses	3,485,029
NET INVESTMENT INCOME	$6,418,415

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$33,529,159
Net change in unrealized appreciation/depreciation on investments	(29,037,130)
Net gain on investments	4,492,029
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$10,910,444

(1)	Net of foreign taxes withheld and issuance fees of $337,593.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS

(This Page Intentionally Left Blank.)

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Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$6,418,415	$5,498,468
Net realized gain on investments	33,529,159	40,317,512
Net change in unrealized
appreciation/depreciation on investments	(29,037,130)	(11,111,810)
Net increase in net assets resulting from operations	10,910,444	34,704,170

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(38,837,104)	(2,916,316)
Distributable earnings – Institutional Class	(1,032,863)	(52,044)
Total distributions	(39,869,967)	(2,968,360	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares issued in the Reorganization –
Investor Class (see Note 9)	—	141,680,285
Proceeds from shares issued in the Reorganization –
Institutional Class (see Note 9)	—	3,258,094
Proceeds from shares subscribed – Investor Class	2,033,069	2,341,233
Proceeds from shares subscribed – Institutional Class	1,207,915	2,547,752
Dividends reinvested – Investor Class	36,758,791	2,640,562
Dividends reinvested – Institutional Class	906,473	33,704
Cost of shares redeemed – Investor Class	(24,897,883)	(23,154,846)
Cost of shares redeemed – Institutional Class	(1,542,637)	(1,029,188)
Net increase in net assets derived
from capital share transactions	14,465,728	128,317,596
TOTAL INCREASE (DECREASE) IN NET ASSETS	(14,493,795)	160,053,406

NET ASSETS:
Beginning of year	288,466,752	128,413,346
End of year	$273,972,957	$288,466,752	(2)

(1)	All distributions were from net investment income.
(2)	Includes accumulated net investment income of $4,980,270.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
CHANGES IN SHARES OUTSTANDING:
Shares issued in the Reorganization – Investor Class	—	7,092,199
Shares issued in the Reorganization – Institutional Class	—	163,058
Shares sold – Investor Class	101,307	118,558
Shares sold – Institutional Class	60,882	127,648
Shares issued to holders as reinvestment
of dividends – Investor Class	1,887,491	138,105
Shares issued to holders as reinvestment
of dividends – Institutional Class	46,455	1,763
Shares redeemed – Investor Class	(1,247,375)	(1,154,302)
Shares redeemed – Institutional Class	(77,746)	(50,925)
Net increase in shares outstanding	771,014	6,436,104

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$21.48	$18.36	$17.69	$18.41	$16.90

0.41	0.45	0.43	0.44	0.39
0.35	3.10	0.67	(0.75)	1.55
0.76	3.55	1.10	(0.31)	1.94

(0.42)	(0.43)	(0.43)	(0.41)	(0.43)
(2.53)	—	—	—	—
(2.95)	(0.43)	(0.43)	(0.41)	(0.43)
$19.29	$21.48	$18.36	$17.69	$18.41

3.64%	19.63%	6.41%	(1.77)%	11.69%

$266.76	$281.07	$126.53	$129.86	$145.04
1.21%	1.22%	1.25%	1.10%	1.17%
2.21%	2.36%	2.33%	2.32%	2.18%
41%	72%	36%	46%	34%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$21.52	$18.40	$17.67	$18.41	$16.92

0.45	0.43	0.48	0.53	0.59
0.35	3.18	0.67	(0.83)	1.37
0.80	3.61	1.15	(0.30)	1.96

(0.46)	(0.49)	(0.42)	(0.44)	(0.47)
(2.53)	—	—	—	—
(2.99)	(0.49)	(0.42)	(0.44)	(0.47)
$19.33	$21.52	$18.40	$17.67	$18.41

3.88%	19.95%	6.72%	(1.72)%	11.82%

$7.22	$7.40	$1.88	$1.75	$10.65

0.98%	0.97%	0.95%	1.00%	1.03%
0.98%	0.97%	0.95%	1.00%	0.98%

2.43%	2.60%	2.63%	2.43%	2.30%
2.43%	2.60%	2.63%	2.43%	2.35%
41%	72%	36%	46%	34%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Cornerstone Value Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is total return, consisting of capital appreciation and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(2,168,104)	$2,168,104

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

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evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”)

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NOTES TO THE FINANCIAL STATEMENTS

will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a

HENNESSY FUNDS	1-800-966-4354
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security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $115,959,770 and $138,013,783, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.74%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$265,224,797
Gross tax unrealized appreciation	$31,214,430
Gross tax unrealized depreciation	(22,194,269)
Net tax unrealized appreciation/(depreciation)	$9,020,161
Undistributed ordinary income	$20,685,079
Undistributed long-term capital gains	15,862,374
Total distributable earnings	$36,547,453
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$45,567,614

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$8,809,992	$2,968,360
Long-term capital gain	31,059,975	—
	$39,869,967	$2,968,360

(1) Ordinary income includes short-term capital gains.

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NOTES TO THE FINANCIAL STATEMENTS

9).  AGREEMENT AND PLAN OF REORGANIZATION

On December 27, 2016, the Board of the Trust approved and declared advisable the reorganization of the Hennessy Large Value Fund (the “Large Value Fund”) into the Fund pursuant to an Agreement and Plan of Reorganization. The purpose of the reorganization was to combine two funds within the Trust with similar investment objectives and strategies. The reorganization provided for the transfer of assets of the Large Value Fund to the Fund and the assumption of the liabilities of the Large Value Fund by the Fund. Following the reorganization, the Fund held the assets of the Large Value Fund until the Fund rebalanced its portfolio in the winter, pursuant to its customary procedures. The reorganization was effective as of the close of business on February 27, 2017. The following tables illustrate the specifics of the reorganization of the Large Value Fund into the Fund:

Shares Issued
	to Shareholders	Cornerstone
Large Value Fund	of Large Value	Value Fund	Combined	Tax Status
Net Assets	Fund	Net Assets	Net Assets	of Transfer
$144,938,380(1)	7,255,257	$138,339,221	$283,277,601	Non-taxable

(1)	Includes accumulated realized losses and unrealized appreciation in the amounts of $(1,561,193) and $34,112,735, respectively.

Assuming the reorganization had been completed on November 1, 2016, the beginning of the annual reporting period of the Fund for fiscal year 2017, the pro forma results of operation (unaudited) for fiscal year 2017 would have been as follows:

Net investment income	$6,090,397
Net realized gain on investments	$41,027,748
Net change in unrealized appreciation on investments	$5,413,160
Net increase in net assets resulting from operations	$52,531,305

Because the Fund has been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Large Value Fund that have been included in the Fund’s Statement of Operations since February 27, 2017.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

	Long-term	Short-term
Investor Class	$1.12340	$1.09611
Institutional Class	$1.12535	$1.09801

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$0.41092028
Institutional Class	$0.44958484

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Cornerstone Value Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Cornerstone Value Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 992.30	$6.08
Hypothetical (5% return before expenses)	$1,000.00	$1,019.11	$6.16

Institutional Class
Actual	$1,000.00	$ 993.80	$4.92
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.21% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354
33

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 92.71%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 63.20%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 29.97%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM
34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354
35

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY TOTAL RETURN FUND

Investor Class  HDOGX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Statement of Cash Flows	13
Financial Highlights	14
Notes to the Financial Statements	16
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Quarterly Schedule of Investments	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Total Return Fund (HDOGX)	4.92%	6.94%	8.90%
75/25 Blended DJIA/Treasury Index	7.90%	9.70%	10.12%
Dow Jones Industrial Average	9.87%	12.76%	13.33%

Expense ratio:  1.58%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 75/25 Blended DJIA/Treasury Index consists of 75% common stocks represented by the Dow Jones Industrial Average and 25% short-duration Treasury securities represented by the ICE BofAML U.S. 3-Month Treasury Bill Index. The Dow Jones Industrial Average is commonly used to measure the performance of U.S. stocks. The ICE BofAML U.S. 3-Month Treasury Bill Index is comprised of Treasury securities maturing in 90 days. One cannot invest directly in an index.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Hennessy Total Return Fund returned 4.92%, underperforming both the 75/25 Blended DJIA/Treasury Index (the

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

Fund’s primary benchmark) and the Dow Jones Industrial Average, which returned 7.90% and 9.87%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of stock selection, particularly in the Industrials sector, where the Fund’s holding in General Electric Co. hurt performance.  In the Information Technology sector, the Fund did not own Apple, Inc., which detracted from relative performance, as did the Fund’s overweight position in International Business Machines Corp.  The Fund’s overweight position in the Health Care sector contributed positively to relative performance, with pharmaceutical companies Pfizer, Inc. and Merck & Co., Inc. performing well.

The Fund continues to hold all the companies mentioned with the exception of Apple, Inc.

Portfolio Strategy:

The Fund invests approximately 75% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 25% of its assets in U.S. Treasuries. As a result of this “blended” strategy, the Fund may be expected to underperform equities in periods when equity markets rise and outperform in periods when equity markets fall. The Fund is designed to allow investors to gain exposure to the equity market while maintaining a percentage of their investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio is invested in what we would deem to be high-quality companies, each with a historically high dividend yield and the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

Should the market experience a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 25% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher-yielding Treasuries in the event yields continue to rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.  Earnings growth is not representative of the Fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

5

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY TOTAL RETURN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 2.155%, 11/15/2018	25.12%
U.S. Treasury Bill, 2.125%, 12/20/2018	22.97%
U.S. Treasury Bill, 2.270%, 01/17/2019	20.85%
Cisco Systems, Inc.	7.98%
Pfizer, Inc.	7.80%
Verizon Communications, Inc.	7.51%
Merck & Co., Inc.	7.21%
The Coca-Cola Co.	7.13%
The Procter & Gamble Co.	7.05%
Exxon Mobil Corp.	6.53%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

HENNESSYFUNDS.COM

6

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 67.50%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 7.51%
Verizon Communications, Inc.	94,200	$5,377,878	7.51%

Consumer Staples – 14.18%
The Coca-Cola Co.	106,600	5,104,008	7.13%
The Procter & Gamble Co.	56,900	5,045,892	7.05%
		10,149,900	14.18%

Energy – 12.97%
Chevron Corp.	41,300	4,611,145	6.44%
Exxon Mobil Corp.	58,700	4,677,216	6.53%
		9,288,361	12.97%

Health Care – 15.01%
Merck & Co., Inc.	70,100	5,160,061	7.21%
Pfizer, Inc.	129,800	5,589,188	7.80%
		10,749,249	15.01%

Industrials – 2.33%
General Electric Co.	165,000	1,666,500	2.33%

Information Technology – 15.50%
Cisco Systems, Inc.	124,900	5,714,175	7.98%
Intel Corp.	37,600	1,762,688	2.46%
International Business Machines Corp.	31,400	3,624,502	5.06%
		11,101,365	15.50%
Total Common Stocks
(Cost $43,886,864)		48,333,253	67.50%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

7

SHORT-TERM INVESTMENTS – 74.15%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 5.21%
Fidelity Government Portfolio, Institutional Class, 2.06% (a)	3,416,000	$3,416,000	4.77%
The Government & Agency Portfolio, Institutional Class, 2.08% (a)	313,295	313,295	0.44%
		3,729,295	5.21%

U.S. Treasury Bills (c) – 68.94%
2.155%, 11/15/2018 (b)	18,000,000	17,985,895	25.12%
2.125%, 12/20/2018 (b)	16,500,000	16,452,388	22.97%
2.270%, 01/17/2019 (b)	15,000,000	14,928,254	20.85%
		49,366,537	68.94%
Total Short-Term Investments
(Cost $53,095,391)		53,095,832	74.15%

Total Investments
(Cost $96,982,255) – 141.65%		101,429,085	141.65%
Liabilities in Excess of Other Assets – (41.65)%		(29,825,736)	(41.65)%

TOTAL NET ASSETS – 100.00%		$71,603,349	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2018.
(b)	The rate listed is discount rate at issue.
(c)	Collateral or partial collateral for securities sold subject to repurchase.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$5,377,878	$—	$—	$5,377,878
Consumer Staples	10,149,900	—	—	10,149,900
Energy	9,288,361	—	—	9,288,361
Health Care	10,749,249	—	—	10,749,249
Industrials	1,666,500	—	—	1,666,500
Information Technology	11,101,365	—	—	11,101,365
Total Common Stocks	$48,333,253	$—	$—	$48,333,253
Short-Term Investments
Money Market Funds	$3,729,295	$—	$—	$3,729,295
U.S. Treasury Bills	—	49,366,537	—	49,366,537
Total Short-Term Investments	$3,729,295	$49,366,537	$—	$53,095,832
Total Investments	$52,062,548	$49,366,537	$—	$101,429,085

Schedule of Reverse Repurchase Agreements

			Principal	Maturity	Maturity
Face Value	Counterparty	Rate	Trade Date	Date	Amount
$10,794,000	Jefferies LLC	2.25%	8/16/18	11/15/18	$10,854,716
9,894,500	Jefferies LLC	2.40%	9/20/18	12/20/18	9,953,867
8,995,000	Jefferies LLC	2.40%	10/18/18	1/17/19	9,048,970
$29,683,500					$29,857,553

As of October 31, 2018, the fair value of securities held as collateral for reverse repurchase agreements was $32,911,016, as noted on the Schedule of Investments.

Reverse repurchase agreements are carried at face value; hence, they are not included in the fair valuation hierarchy.  The face value of the reverse repurchase agreements at October 31, 2018, was $29,683,500.  Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value.  The face value plus interest due at maturity is equal to $29,857,553.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $96,982,255)	$101,429,085
Dividends and interest receivable	102,263
Receivable for fund shares sold	31,118
Prepaid expenses and other assets	12,102
Total Assets	101,574,568

LIABILITIES:
Payable for fund shares redeemed	37,149
Payable to advisor	36,298
Payable to administrator	6,279
Payable to auditor	21,900
Accrued distribution fees	70,854
Accrued service fees	6,050
Reverse repurchase agreements	29,683,500
Accrued interest payable	86,112
Accrued trustees fees	5,962
Accrued expenses and other payables	17,115
Total Liabilities	29,971,219
NET ASSETS	$71,603,349

NET ASSETS CONSIST OF:
Capital stock	$65,081,638
Total distributable earnings	6,521,711
Total Net Assets	$71,603,349

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$71,603,349
Shares issued and outstanding	5,274,843
Net asset value, offering price and redemption price per share	$13.57

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$1,817,785
Interest income	832,360
Total investment income	2,650,145

EXPENSES:
Interest expense (See Notes 7 and 9)	555,805
Investment advisory fees (See Note 5)	438,837
Distribution fees – Investor Class (See Note 5)	109,709
Service fees – Investor Class (See Note 5)	73,139
Administration, fund accounting, custody and transfer agent fees (See Note 5)	69,602
Sub-transfer agent expenses – Investor Class (See Note 5)	68,130
Compliance expense (See Note 5)	29,499
Federal and state registration fees	24,571
Audit fees	23,145
Trustees’ fees and expenses	16,865
Reports to shareholders	11,956
Legal fees	83
Other expenses	6,834
Total expenses	1,428,175
NET INVESTMENT INCOME	$1,221,970

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$2,578,436
Net change in unrealized appreciation/depreciation on investments	(298,004)
Net gain on investments	2,280,432
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,502,402

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

11

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$1,221,970	$1,187,349
Net realized gain on investments	2,578,436	8,689,833
Net change in unrealized
appreciation/depreciation on investments	(298,004)	49,360
Net increase in net assets resulting from operations	3,502,402	9,926,542

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(9,194,795)	(5,600,022)
Total distributions	(9,194,795)	(5,600,022	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	4,184,396	17,437,144
Dividends reinvested – Investor Class	8,730,660	5,335,208
Cost of shares redeemed – Investor Class	(13,372,214)	(33,215,945)
Net decrease in net assets derived
from capital share transactions	(457,158)	(10,443,593)
TOTAL DECREASE IN NET ASSETS	(6,149,551)	(6,117,073)

NET ASSETS:
Beginning of year	77,752,900	83,869,973
End of year	$71,603,349	$77,752,900	(2)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	306,057	1,237,906
Shares issued to holders as reinvestment
of dividends – Investor Class	654,267	387,386
Shares redeemed – Investor Class	(989,853)	(2,382,169)
Net decrease in shares outstanding	(29,529)	(756,877)
(1)	Includes net investment income distributions of $1,171,215 and net realized gain distributions of $4,428,807 for the Investor Class.
(2)	Includes accumulated net investment income of $112,796.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

12

STATEMENTS OF CHANGES IN NET ASSETS/STATEMENT OF CASH FLOWS

Financial Statements

Statement of Cash Flows for the year ended October 31, 2018

Cash flows from operating activities:
Net increase in net assets from operations	$3,502,402
Adjustments to reconcile net increase in net assets from
operations to net cash provided by operating activities:
Payments to purchase securities	(5,249,464)
Proceeds from sale of securities	12,566,221
Proceeds from securities litigation	9,577
Sale of short term investments, net	4,602,726
Realized gain on investments in securities	(2,578,436)
Net accretion of discount on securities	(799,743)
Change in unrealized appreciation on investments in securities	298,004
(Increases) decreases in operating assets:
Decrease in dividends and interest receivable	16,831
Decrease in prepaid expenses and other assets	873
Increases (decreases) in operating liabilities:
Decrease in payable to advisor	(3,934)
Decrease in payable to administrator	(6,850)
Increase in accrued distribution fees	8,318
Decrease in accrued service fees	(655)
Increase in accrued interest payable	47,250
Increase in accrued audit fees	595
Increase in accrued trustee fees	390
Increase in other accrued expenses and payables	3,768
Net cash provided by operating activities	12,417,873

Cash flows from financing activities:
Decrease in reverse repurchase agreements	(2,698,500)
Proceeds from shares sold	4,159,008
Payment on shares redeemed	(13,414,246)
Distributions paid in cash, net of reinvestments	(464,135)
Net cash used in financing activities	(12,417,873)
Net increase in cash	—

Cash:
Beginning balance	—
Ending balance	$—

Supplemental information:
Non-cash financing activities not included herein consists
of dividend reinvestment of dividends and distributions	$8,730,660

Cash paid for interest	$508,555

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Gross ratio of expenses, including interest expense, to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$14.66	$13.84	$14.19	$15.27	$14.30

0.23	0.20	0.16	0.20	0.20
0.43	1.48	0.88	(0.02)	0.96
0.66	1.68	1.04	0.18	1.16

(0.23)	(0.20)	(0.16)	(0.20)	(0.19)
(1.52)	(0.66)	(1.23)	(1.06)	—
(1.75)	(0.86)	(1.39)	(1.26)	(0.19)
$13.57	$14.66	$13.84	$14.19	$15.27

4.92%	12.56%	8.20%	1.22%	8.15%

$71.60	$77.75	$83.87	$69.42	$83.89
1.95%	1.57%	1.44%	1.28%	1.34%
1.67%	1.38%	1.22%	1.40%	1.31%
10%	36%	44%	27%	23%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Total Return Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is total return, consisting of capital appreciation and current income.  The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.  The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(459,287)	$459,287

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, provide a substitute for purchasing or selling particular securities, or increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease its level of risk more quickly and efficiently than transactions in other types of instruments.  The main reason for utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During fiscal year 2018, the Fund did not hold any derivative instruments.

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j).
Repurchase and Reverse Repurchase Agreements – The Fund may enter into repurchase agreements and reverse repurchase agreements with member banks or security dealers of the Federal Reserve Board whom the investment advisor deems creditworthy.  Transactions involving repurchase agreements and reverse repurchase agreements are treated as collateralized financing transactions and are recorded at their contracted resell or repurchase amounts, which approximates fair value.  Interest on repurchase agreements and reverse repurchase agreements is included in interest receivable and interest payable, respectively.

In connection with repurchase agreements, securities pledged as collateral are held by the custodian bank until the respective agreements mature.  Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient to cover the repurchase amount in the event of default of the counterparty.  If the counterparty defaults and the fair value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

At October 31, 2018, securities with a fair value of $32,911,016, which are included in investments in securities in the Statement of Assets and Liabilities, were pledged to collateralize reverse repurchase agreements.

k).
Offsetting Assets and Liabilities – The Fund follows the financial reporting rules regarding offsetting assets and liabilities and related netting arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  Reverse repurchase transactions are entered into by the Fund under Master Repurchase Agreements (“MRAs”) that permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables under the MRA with collateral held with the counterparty and create one single net payment from the Fund.  Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.  In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the MRA may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Fund’s obligation to repurchase the securities.  For additional information regarding the offsetting of assets and liabilities at October 31, 2018, please refer to the table in Note 9.

l).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

m).	New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which

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18

NOTES TO THE FINANCIAL STATEMENTS

in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

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Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets.  Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations.  Various inputs are used to determine the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

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NOTES TO THE FINANCIAL STATEMENTS

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $5,249,464 and $12,566,221, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board.  The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended.  During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at an annual rate of 0.60%.  The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund.  The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets.  Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.  The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During fiscal year 2018, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$97,111,504
Gross tax unrealized appreciation	$7,948,884
Gross tax unrealized depreciation	(3,631,303)
Net tax unrealized appreciation/(depreciation)	$4,317,581
Undistributed ordinary income	$87,850
Undistributed long-term capital gains	2,116,280
Total distributable earnings	$2,204,130
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$6,521,711

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses.  Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$1,939,475	$1,216,622
Long-term capital gain	7,255,320	4,383,400
	$9,194,795	$5,600,022

(1)  Ordinary income includes short-term capital gains.

9).  REVERSE REPURCHASE AGREEMENTS

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements.  Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed-upon date and price.  Reverse repurchase agreements are regarded as a form of secured borrowing by the Fund.  Securities sold under reverse repurchase agreements are reflected as a liability in the Statement of Assets and Liabilities.  Interest payments made under reverse repurchase agreements were $555,805, and are recorded as a component of interest expense in the Statement of Operations.

During fiscal year 2018, the average daily balance and average interest rate in effect for reverse repurchase agreements were $29,865,864 and 1.821%, respectively.  Below is information about the scheduled maturity date, amount, and interest rate for outstanding reverse repurchase agreements as of October 31, 2018:

Maturity Date	Amount	Interest Rate
November 15, 2018	$10,794,000	2.25%
December 20, 2018	$ 9,894,500	2.40%
January 17, 2019	$ 8,995,000	2.40%

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Outstanding reverse repurchase agreements at October 31, 2018, were equal to 41.46% of the Fund’s net assets.

Below is information about instruments and transactions eligible for offset in the Statement of Assets and Liabilities, on both a gross and net basis, as well as instruments and transactions subject to an agreement similar to a master netting arrangement:

		Gross	Net
		Amounts	Amounts
		Offset	Presented	Gross Amounts Not
		in the	in the	Offset in the Statement
	Gross	Statement	Statement	of Assets and Liabilities
	Amounts of	of	of		Collateral
	Recognized	Assets and	Assets and	Financial	Pledged	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	(Received)	Amount
Reverse
Repurchase
Agreements	$29,683,500	$ —	$29,683,500	$29,683,500	$ —	$ —
	$29,683,500	$ —	$29,683,500	$29,683,500	$ —	$ —

For additional information, please refer to the “Offsetting Assets and Liabilities” section in Note 2.

10).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

Long-term
Investor Class	$0.39762

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$0.03291752

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NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Total Return Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Total Return Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

HENNESSY FUNDS	1-800-966-4354

25

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

HENNESSYFUNDS.COM
26

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSY FUNDS	1-800-966-4354
27

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM
28

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$1,036.00	$10.73
Hypothetical (5% return before expenses)	$1,000.00	$1,014.67	$10.61

(1)	Expenses are equal to the Fund’s annualized expense ratio of 2.09%, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 35.71%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY EQUITY AND
INCOME FUND

Investor Class  HEIFX
Institutional Class  HEIIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	8
Statement of Assets and Liabilities	19
Statement of Operations	20
Statements of Changes in Net Assets	21
Financial Highlights	22
Notes to the Financial Statements	26
Report of Independent Registered Public Accounting Firm	34
Trustees and Officers of the Fund	35
Expense Example	38
Proxy Voting Policy and Proxy Voting Records	40
Quarterly Schedule of Investments	40
Federal Tax Distribution Information	40
Important Notice Regarding Delivery of Shareholder Documents	40
Privacy Policy	41

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Equity and Income Fund –
Investor Class (HEIFX)	3.44%	5.70%	8.76%
Hennessy Equity and Income Fund –
Institutional Class (HEIIX)	3.86%	6.08%	9.09%
Blended Balanced Index	4.07%	7.39%	9.43%
S&P 500 Index	7.35%	11.34%	13.24%

Expense ratios:  1.48% (Investor Class); 1.10% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for the period from March 13, 2010, to October 26, 2012, is that of the FBR Balanced Fund, and performance for the periods on or prior to March 12, 2010, is that of the AFBA 5 Star Balanced Fund.

The Blended Balanced Index consists of 60% common stocks represented by the S&P 500 Index and 40% bonds represented by the Bloomberg Barclays Capital Intermediate U.S. Government/Credit Index. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. The Bloomberg Barclays Capital Intermediate U.S. Government/Credit Index is commonly used to measure the performance of U.S. bonds. One cannot invest directly in an index.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers for Equity Allocation: Stephen M. Goddard, CFA (Lead Portfolio Manager), Jonathan T. Moody, CFA, J. Brian Campbell, CFA, and Mark E. DeVaul, CFA, CPA
The London Company of Virginia, LLC (sub-advisor)

Portfolio Managers for Fixed Income Allocation: Gary B. Cloud, CFA, and Peter G. Greig, CFA
Financial Counselors, Inc. (sub-advisor)

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Equity and Income Fund returned 3.44%, underperforming both the Blended Balanced Index (the Fund’s primary benchmark) and the S&P 500 Index, which returned 4.07% and 7.35%, respectively, for the same period.

Equities: Stock selection was the primary factor that contributed to solid performance of the equity allocation of the portfolio, especially in the Financials and Information Technology sectors, where insurance company Progressive Corp. and credit card network company Visa, Inc. performed well. Other holdings that contributed positively to performance included O’Reilly Automotive, Inc., Nike, Inc., and Norfolk Southern Corp. Top detractors from performance included Carnival Corp., CarMax, Inc., General Dynamics Corp., BlackRock, Inc., and Dollar Tree, Inc. The Fund continues to hold all of the stocks mentioned with the exception of Nike, Inc.

Sector allocation had a slightly negative impact on the Fund’s relative performance. The Fund’s overweight position in Financials and underweight position in Information Technology hurt performance, while the Fund’s overweight position in Consumer Discretionary and underweight position in Consumer Staples contributed positively to performance.

Fixed Income: The overweight position in investment grade corporate credit and yield curve positioning was the largest positive contributor to performance of the fixed income allocation of the portfolio over the 12-month period. The income and aging from these higher-yielding investment grade securities exceeded the amount represented in the benchmark. Additionally, the Fund’s overweight position in shorter-term securities compared to the index helped cushion the price decline from longer-dated securities. The Fund’s slight exposure to preferred stocks and high-yield credit securities, or “junk bonds,” was another positive factor aiding performance. Effective duration and industry sector positioning was the largest relative detractor from overall performance compared to the benchmark.

Portfolio Strategy:

The Fund seeks a balanced portfolio of approximately 60% equities and 40% fixed income, with the goal of maintaining broad market exposure with lower volatility. Our bottom-up equity selection strategy seeks companies with strong returns on capital and the flexibility to enhance shareholder value by using their balance sheets. The fixed income allocation of the portfolio focuses on high-quality domestic corporate, agency, and government bonds.

Investment Commentary:

Equities: The U.S. economy continues to expand, with annualized real GDP growth averaging over 3% over the last two quarters, while the inflation rate remains relatively low. Looking ahead, we remain optimistic about the economy and believe there are a number of positives that should support consumer spending in the future, including a strong labor market and rising wages.

HENNESSY FUNDS	1-800-966-4354

In terms of monetary policy, we believe the Federal Reserve will continue to increase the fed funds rate with a 25 basis point hike expected in December and roughly three additional increases in 2019. We also believe that the timing and magnitude of rate increases next year are likely to be determined by the rate of growth of the economy overall and conditions in the labor market. Long bond rates have risen recently as a result of firming inflation expectations, higher growth expectations, and balance sheet normalization from the Federal Reserve.

Discussion of higher import tariffs continued throughout the year. The main dispute appears to be between the United States and China, where a number of tariffs have already been announced and enacted. So far, we believe these tariffs have failed to meaningfully impact trade or negatively affect the outlook for most companies, but the impact could be greater in the years ahead.

Looking forward, the combination of solid economic growth, low inflation (core inflation in the 2% range), and relatively low-but-rising interest rates usually creates a positive environment for stocks. We believe this positive outlook holds true today, but we have a more balanced view longer term. Potential risks include relatively high valuations for stocks using traditional metrics, rising inflation, the impact of increasing tariffs, and a more aggressive tightening policy from the Federal Reserve. While we believe the risks and rewards are somewhat balanced as they relate to stocks overall, we always remain cautious and focus on limiting downside in each holding. Fortunately, we are still finding new, high-conviction potential investment ideas for the Fund.

Finally, we believe the Fund is well positioned based on the strength of the companies owned and the overall valuation of the portfolio. In our opinion, the market valuation overall is not very attractive on a PE basis, and we could certainly see a pullback or greater volatility in the near future. In an environment of lower expected returns and greater volatility, we believe the Fund offers a defensive option for equity investors.

Fixed Income: We believe the Federal Reserve is likely to raise the federal funds rate in December based on an implied probability analysis. What will happen in 2019 and 2020 on the interest rate front is very uncertain, as the Federal Reserve has indicated three or four quarter-point rate hikes are likely over that time horizon, and the marketplace has only priced in about two. Core Consumer Price Index and Personal Consumption Expenditure, both measures of inflationary pressure, have finally reached the Federal Reserve’s targets, after undershooting them over the last five years. We believe the cyclical pressures on the inflation front are close to peaking and may level off around 2.0% for the next few years.

One major change over the last 12 months has been the shape of the U.S. yield curve. The 10-year Treasury bond yield minus the 2-year Treasury bond yield has continued to flatten this year to around 0.27%, after starting the period at .67%. A narrow spread between short-term and long-term rates is a warning sign from the marketplace that monetary policy is becoming too restrictive. At this point, the economy can probably withstand a higher base interest rate than markets and investors are comfortable with. Therefore, a slight moderation in the overall level of economic activity could open a pathway for the Federal Reserve to be more reserved with future rate hikes and allow the economy to press along.

As we look forward, it is our belief that the federal funds rate is approaching a neutral level. We expect another rate increase in December and that 10-year Treasury bond yields may move modestly higher. However, we believe short-term rates already reflect at least three future rate increases and might not change significantly from current rates. We expect corporate bonds to continue to perform relatively well as there are no

HENNESSYFUNDS.COM

PERFORMANCE OVERVIEW

material signs that economic growth is slowing. With inflation targeted at 2%, we believe the U.S. bond market now offers an attractive real return in addition to the portfolio diversification and risk mitigation benefits it provides.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in debt securities typically decrease in value when interest rates rise. The risk is greater for longer-term debt securities. Investments by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of including credit risk, prepayment risk, possible illiquidity, and default, as well as increased susceptibility to adverse economic developments. Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may experience higher fees due to investments in pooled investment vehicles (including exchange-traded funds). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Basis point refers to a common unit of measure for interest rates and other percentages in finance and is equal to 1/100th of 1%.  Duration is a measure of the sensitivity of the price (the value of the principal) of a fixed-income investment to a change in interest rates and is expressed as a number of years. Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. Investment grade is a rating that indicates that a municipal or corporate bond has a relatively low risk of default. PE, or price-to-earnings ratio, is a valuation measure calculated by dividing a company’s market price per share by its earnings per share. Diversification does not assure a profit nor protect against loss in a declining market.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY EQUITY AND INCOME FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Berkshire Hathaway, Inc., Class B	4.35%
Apple, Inc.	3.86%
The Progressive Corp.	3.49%
Visa, Inc., Class A	3.00%
Alphabet, Inc., Class C	2.97%
Norfolk Southern Corp.	2.61%
Dollar Tree, Inc.	2.34%
CarMax, Inc.	2.28%
Carnival Corp.	2.27%
BlackRock, Inc.	1.97%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

COMMON STOCKS – 58.38%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.98%
Alphabet, Inc., Class C (a)	6,039	$6,502,614	2.97%
Verizon Communications, Inc.	38,815	2,215,948	1.01%
		8,718,562	3.98%

Consumer Discretionary – 11.23%
CarMax, Inc. (a)	73,485	4,990,366	2.28%
Carnival Corp. (b)	88,995	4,987,280	2.27%
Dollar Tree, Inc. (a)	60,811	5,126,367	2.34%
Home Depot, Inc.	22,055	3,879,033	1.77%
Lowe’s Companies, Inc.	19,114	1,820,035	0.83%
O’Reilly Automotive, Inc. (a)	11,890	3,813,718	1.74%
		24,616,799	11.23%

Consumer Staples – 4.92%
Altria Group, Inc.	63,901	4,156,121	1.90%
Nestle S.A. (b)	49,942	4,209,112	1.92%
The Coca-Cola Co.	50,606	2,423,015	1.10%
		10,788,248	4.92%

Energy – 1.21%
Chevron Corp.	23,672	2,642,979	1.21%

Financials – 14.45%
Alleghany Corp.	6,684	4,014,945	1.83%
Bank of America Corp.	75,498	2,076,195	0.95%
Berkshire Hathaway, Inc., Class B (a)	46,499	9,545,315	4.35%
BlackRock, Inc.	10,472	4,308,390	1.97%
The Progressive Corp.	109,777	7,651,457	3.49%
Wells Fargo & Co.	76,569	4,075,768	1.86%
		31,672,070	14.45%

Health Care – 1.03%
Bristol-Myers Squibb Co.	44,831	2,265,759	1.03%

Industrials – 7.99%
Deere & Co.	11,890	1,610,381	0.73%
FedEx Corp.	15,691	3,457,355	1.58%
General Dynamics Corp.	19,229	3,318,541	1.51%
Norfolk Southern Corp.	34,049	5,714,444	2.61%
Southwest Airlines Co.	69,421	3,408,571	1.56%
		17,509,292	7.99%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology – 8.69%
Apple, Inc.	38,656	$8,460,252	3.86%
Cisco Systems, Inc.	87,497	4,002,988	1.83%
Visa, Inc., Class A	47,683	6,573,102	3.00%
		19,036,342	8.69%

Materials – 4.88%
Albemarle Corp.	39,212	3,890,615	1.78%
Martin Marietta Materials, Inc.	19,380	3,319,406	1.51%
NewMarket Corp.	9,054	3,494,482	1.59%
		10,704,503	4.88%
Total Common Stocks
(Cost $99,644,037)		127,954,554	58.38%

PREFERRED STOCKS – 1.86%

Communication Services – 0.05%
AT&T, Inc., 5.350%, 11/01/2066	4,530	106,772	0.05%

Consumer Staples – 0.08%
CHS, Inc., Series 4, 7.500%, Perpetual	7,005	185,843	0.08%

Energy – 0.05%
Enbridge, Inc., Series B, 6.375% to 04/15/2023,
3.593% to 04/15/2028, 3.843% to 04/15/2043, then
3 Month LIBOR USD + 4.593%, 04/15/2078 (b)(f)	4,410	108,839	0.05%

Financials – 1.61%
Aegon N.V., 6.375%, Perpetual (b)	3,845	97,278	0.05%
Arch Capital Group Ltd., Series F, 5.450%, Perpetual (b)	4,575	103,120	0.05%
Axis Capital Holdings Ltd, Series E, 5.500%, Perpetual (b)	2,470	57,057	0.03%
Banc of California, Inc., Series E, 7.000%, Perpetual	3,805	97,408	0.05%
Bank of America Corp.
Series GG, 6.000%, Perpetual	3,455	86,824	0.04%
Series CC, 6.200%, Perpetual	2,360	61,053	0.03%
BB&T Corp.
5.625%, Perpetual	4,230	105,962	0.05%
Series F, 5.200%, Perpetual	4,400	105,512	0.05%
Capital One Financial Corp.
Series F, 6.200%, Perpetual	4,330	110,458	0.05%
Series H, 6.000%, Perpetual	4,365	111,526	0.05%
Citigroup, Inc., Series S, 6.300%, Perpetual	3,605	93,874	0.04%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Fannie Mae Preferred, Series S, 8.250%, Perpetual (a)	7,000	$41,860	0.02%
First Republic Bank
Series F, 5.700%, Perpetual	3,120	76,534	0.04%
Series G, 5.500%, Perpetual	3,170	75,192	0.03%
Hartford Financial Services Group, Inc., Series G, 6.000%, Perpetual (a)	4,400	110,352	0.05%
Huntington Bancshares, Inc., Series D, 6.250%, Perpetual	5,930	152,164	0.07%
IBERIABANK Corp., Series B, 6.625% to 08/01/2025 then
3 Month LIBOR USD + 4.262%, Perpetual (f)	1,920	50,400	0.02%
ING Groep N.V., 6.125%, Perpetual (b)	2,055	51,909	0.02%
JPMorgan Chase & Co., Series BB, 6.150%, Perpetual	8,595	217,539	0.10%
KeyCorp
Series E, 6.125% to 12/15/2026 then
3 Month LIBOR USD + 3.892%, Pepetual (f)	4,075	107,172	0.05%
Series F, 5.650%, Pepetual (a)	2,065	50,035	0.02%
Legg Mason, Inc.
5.450%, 09/15/2056	2,085	48,956	0.02%
6.375%, 03/15/2056	1,946	49,545	0.03%
MetLife, Inc., Series E, 5.625%, Pepetual	4,400	108,944	0.05%
Morgan Stanley, Series I, 6.375% to 10/15/2024 then
3 Month LIBOR USD + 3.708%, Perpetual (f)	7,000	183,260	0.08%
National General Holdings Corp., Series C, 7.500%, Perpetual	2,450	58,653	0.03%
Regions Financial Corp., Series B, 6.375% to 09/15/2024 then
3 Month LIBOR USD + 3.536%, Perpetual (f)	4,145	110,423	0.05%
State Street Corp.
Series D, 5.900% to 03/15/2024 then
3 Month LIBOR USD + 3.108%, Perpetual (f)	4,150	108,066	0.05%
Series E, 6.000%, Perpetual	1,950	49,569	0.02%
TCF Financial Corp., Series C, 5.700%, Perpetual	2,090	50,244	0.02%
The Allstate Corp., Series G, 5.625%, Perpetual	4,745	116,110	0.05%
The Charles Schwab Corp.
Series C, 6.000%, Perpetual	4,315	110,982	0.05%
Series D, 5.950%, Perpetual	4,375	113,094	0.05%
The Goldman Sachs Group, Inc.
Series K, 6.375% to 05/10/2024 then
3 Month LIBOR USD + 3.550%, Perpetual (f)	2,560	67,226	0.03%
Series N, 6.300%, Perpetual	2,620	66,941	0.03%
U.S. Bancorp, Series F, 6.500% to 01/15/2022 then
3 Month LIBOR USD + 4.447%, Perpetual (d)(f)	2,755	74,413	0.03%
Webster Financial Corp., Series F, 5.250%, Perpetual	1,075	24,005	0.01%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

PREFERRED STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Wells Fargo & Co.
Series V, 6.000%, Perpetual	4,325	$110,677	0.05%
Series X, 5.500%, Perpetual	4,475	109,727	0.05%
		3,524,064	1.61%

Utilities – 0.07%
DTE Energy Co., Series F, 6.000%, 12/15/2076	2,320	60,181	0.03%
The Southern Co., 6.250%, 10/15/2075	3,840	98,265	0.04%
		158,446	0.07%
Total Preferred Stocks
(Cost $4,293,450)		4,083,964	1.86%

REITS – 0.68%

Financials – 0.68%
Annaly Capital Management, Inc., Series F, 6.950% to 09/30/2022 then
3 Month LIBOR USD + 4.993%, Perpetual (f)	4,370	109,818	0.05%
Apollo Commercial Real Estate Finance, Inc.	9,010	168,577	0.08%
Chimera Investment Corp.	9,270	172,422	0.08%
Chimera Investment Corp.
Series A, 8.000%, Perpetual	4,620	117,440	0.05%
Series B, 8.000% to 03/30/2024 then
3 Month LIBOR USD + 5.791%, Perpetual (f)	2,350	60,795	0.03%
Invesco Mortgage Capital, Inc., Series C, 7.500% to 09/27/2027 then
3 Month LIBOR USD + 5.289%, Perpetual (f)	4,510	112,028	0.05%
Monmouth Real Estate Investment Corp., Series C, 6.125%, Perpetual	4,180	100,320	0.05%
Public Storage, Series B, 5.400%, Perpetual	3,015	71,486	0.03%
Starwood Property Trust, Inc.	7,765	168,656	0.08%
Two Harbors Investment Corp.	10,655	156,522	0.07%
Two Harbors Investment Corp., Series B, 7.625% to 07/27/2027 then
3 Month LIBOR USD + 5.352%, Perpetual (f)	6,880	169,798	0.08%
Vornado Realty Trust, Series M, 5.250%, Perpetual	3,310	72,555	0.03%
		1,480,417	0.68%
Total REITS
(Cost $1,461,792)		1,480,417	0.68%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS – 25.28%	Par		% of
	Amount	Value	Net Assets
Communication Services – 1.99%
AT&T, Inc.
3.000%, 02/15/2022	500,000	$488,546	0.22%
4.250%, 03/01/2027	980,000	952,013	0.44%
5.350%, 09/01/2040	200,000	191,314	0.09%
5.800%, 02/15/2019	400,000	403,234	0.18%
Deutsche Telekom AG, 6.000%, 07/08/2019 (b)	1,160,000	1,182,457	0.54%
Verizon Communications, Inc., 2.450%, 11/01/2022	1,200,000	1,147,866	0.52%
		4,365,430	1.99%

Consumer Discretionary – 0.93%
Alibaba Group Holding Ltd, 3.600%, 11/28/2024 (b)	1,000,000	973,733	0.45%
Ford Motor Co., 7.450%, 07/16/2031	1,000,000	1,054,612	0.48%
		2,028,345	0.93%

Consumer Staples – 0.61%
CVS Health Corp., 4.125%, 05/15/2021	1,000,000	1,012,632	0.46%
Wal-Mart Stores, Inc., 5.000%, 10/25/2040	300,000	325,020	0.15%
		1,337,652	0.61%

Energy – 2.55%
Boardwalk Pipelines LP, 4.450%, 07/15/2027	1,200,000	1,129,091	0.52%
Canadian Natural Resources Ltd., 3.900%, 02/01/2025 (b)	1,000,000	972,520	0.44%
Encana Corp., 3.900%, 11/15/2021 (b)	1,600,000	1,599,429	0.73%
Husky Energy, Inc., 4.000%, 04/15/2024 (b)	750,000	741,111	0.34%
National Oilwell Varco, Inc., 2.600%, 12/01/2022	1,200,000	1,137,768	0.52%
		5,579,919	2.55%

Financials – 12.48%
American International Group, Inc.
4.125%, 02/15/2024	1,000,000	997,203	0.45%
4.875%, 06/01/2022	1,000,000	1,029,262	0.47%
Boston Properties, Inc., 5.875%, 10/15/2019	700,000	713,841	0.33%
Capital One Financial Corp., 4.750%, 07/15/2021	1,500,000	1,544,533	0.70%
Capital One NA, 2.250%, 09/13/2021	500,000	479,996	0.22%
Comerica, Inc., 2.125%, 05/23/2019	500,000	497,721	0.23%
Diamond 1 Finance Corp. / Diamond 2
Finance Corp., 5.450%, 06/15/2023 (e)	1,220,000	1,265,727	0.58%
Discover Financial Services, 5.200%, 04/27/2022	900,000	930,200	0.42%
Fifth Third Bancorp, 2.375%, 04/25/2019	1,675,000	1,670,583	0.76%
First Niagara Financial Group, Inc., 6.750%, 03/19/2020	590,000	615,538	0.28%
General Electric Capital Corp., 6.000%, 08/07/2019	610,000	622,231	0.28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Financials (Continued)
Huntington Bancshares Inc/OH, 4.000%, 05/15/2025	765,000	$759,780	0.35%
JPMorgan Chase & Co., 2.700%, 05/18/2023	1,000,000	956,257	0.43%
KeyCorp, 5.100%, 03/24/2021	950,000	983,833	0.45%
Lincoln National Corp., 6.250%, 02/15/2020	780,000	807,281	0.37%
Morgan Stanley, 5.500%, 07/28/2021	2,333,000	2,445,238	1.12%
Prudential Financial, Inc., 3.878%, 03/27/2028	400,000	393,830	0.18%
Qwest Capital Funding, Inc., 6.500%, 11/15/2018	700,000	700,437	0.32%
Raymond James Financial, Inc.
3.625%, 09/15/2026	1,500,000	1,413,916	0.65%
5.625%, 04/01/2024	700,000	747,580	0.34%
Synchrony Financial, 3.750%, 08/15/2021	1,200,000	1,184,152	0.54%
Synovus Financial Corp., 3.125%, 11/01/2022	1,300,000	1,238,250	0.56%
The Goldman Sachs Group, Inc.
5.375%, 03/15/2020	1,100,000	1,129,638	0.52%
6.000%, 06/15/2020	1,500,000	1,560,413	0.71%
The Toronto-Dominion Bank, 2.125%, 07/02/2019 (b)	1,500,000	1,492,572	0.68%
Westpac Banking Corp., 4.875%, 11/19/2019 (b)	450,000	458,107	0.21%
Willis North America, Inc., 3.600%, 05/15/2024	750,000	722,458	0.33%
		27,360,577	12.48%

Health Care – 3.12%
Agilent Technologies, Inc., 5.000%, 07/15/2020	650,000	667,098	0.30%
Amgen, Inc.
3.450%, 10/01/2020	1,000,000	1,002,700	0.46%
3.625%, 05/22/2024	1,500,000	1,479,520	0.68%
Celgene Corp., 3.625%, 05/15/2024	1,600,000	1,555,749	0.71%
Edwards Lifesciences Corp., 4.300%, 06/15/2028	1,450,000	1,440,936	0.66%
Express Scripts Holding Co., 3.500%, 06/15/2024	700,000	680,554	0.31%
		6,826,557	3.12%

Industrials – 0.45%
Rio Tinto Finance USA Ltd., 3.750%, 06/15/2025 (b)	1,000,000	992,273	0.45%

Information Technology – 0.97%
Apple, Inc., 4.500%, 02/23/2036	250,000	260,438	0.12%
Corning, Inc.
6.625%, 05/15/2019	695,000	707,906	0.32%
6.850%, 03/01/2029	275,000	319,813	0.15%
Juniper Networks, Inc., 4.600%, 03/15/2021	600,000	611,989	0.28%
Oracle Corp., 2.650%, 07/15/2026	250,000	228,865	0.10%
		2,129,011	0.97%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

CORPORATE BONDS	Par		% of
	Amount	Value	Net Assets
Materials – 1.71%
AngloGold Ashanti Holdings PLC, 5.125%, 08/01/2022 (b)	1,000,000	$1,010,000	0.46%
Goldcorp, Inc., 3.625%, 06/09/2021 (b)	750,000	746,032	0.34%
Newmont Mining Corp., 3.500%, 03/15/2022	1,000,000	988,095	0.45%
The Dow Chemical Co., 4.250%, 11/15/2020	1,000,000	1,013,328	0.46%
		3,757,455	1.71%

Retail Trade – 0.47%
Macy’s Retail Holdings, Inc.
4.375%, 09/01/2023	900,000	893,188	0.41%
4.500%, 12/15/2034	175,000	139,786	0.06%
		1,032,974	0.47%
Total Corporate Bonds
(Cost $56,404,646)		55,410,193	25.28%

MORTGAGE BACKED SECURITIES – 4.66%

Fannie Mae Pool
3.000%, 10/01/2043	2,484,505	2,371,276	1.08%
3.500%, 01/01/2042	500,088	491,377	0.22%
4.000%, 10/01/2041	560,442	564,965	0.26%
4.000%, 12/01/2041	506,195	510,271	0.23%
4.500%, 08/01/2020	17,662	17,991	0.01%
6.000%, 10/01/2037	128,731	140,423	0.06%
Fannie Mae REMICS
Series 13-52, 1.250%, 06/25/2043	157,830	138,552	0.06%
Series 12-22, 2.000%, 11/25/2040	136,397	130,301	0.06%
Series 12-16, 2.000%, 11/25/2041	119,407	111,833	0.05%
Series, 10-134, 2.250%, 03/25/2039	104,508	101,897	0.05%
Freddie Mac Gold Pool
3.000%, 05/01/2042	923,283	882,181	0.40%
3.000%, 09/01/2042	1,772,138	1,693,273	0.77%
3.500%, 01/01/2048	1,698,356	1,654,836	0.76%
5.000%, 05/01/2020	14,371	14,448	0.01%
5.500%, 04/01/2037	74,191	80,518	0.04%
Freddie Mac REMICS
Series 4146, 1.500%, 10/15/2042	95,896	92,041	0.04%
Series 4309, 2.000%, 10/15/2043	96,721	91,029	0.04%
Series 3928, 2.500%, 08/15/2040	256,956	253,138	0.12%
Series 3870, 2.750%, 01/15/2041	74,142	71,558	0.03%
Series 4016, 3.000%, 09/15/2039	299,221	293,234	0.13%
Series 4322, 3.000%, 05/15/2043	293,613	288,532	0.13%
Government National Mortgage Association, 1.750%, 02/16/2043	252,301	229,956	0.11%

Total Mortgage Backed Securities
(Cost $10,649,436)		10,223,630	4.66%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

U.S. TREASURY OBLIGATIONS – 4.27%	Par		% of
	Amount	Value	Net Assets
U.S. Treasury Bonds – 0.43%
U.S. Treasury Bonds, 3.625%, 02/15/2044	900,000	$934,400	0.43%

U.S. Treasury Notes – 3.84%
U.S. Treasury Notes
2.625%, 11/15/2020	2,200,000	2,188,742	1.00%
2.750%, 02/15/2024	3,000,000	2,962,969	1.35%
3.625%, 08/15/2019	3,250,000	3,273,867	1.49%
		8,425,578	3.84%
Total U.S. Treasury Obligations
(Cost $9,501,752)		9,359,978	4.27%

U.S. GOVERNMENT AGENCY ISSUES – 2.83%

Fannie Mae
1.500%, 08/10/2021	1,000,000	956,038	0.44%
1.500%, 04/18/2028 (g)	1,000,000	993,267	0.45%
2.500%, 03/30/2026 (g)	1,200,000	1,193,130	0.55%
Federal Home Loan Banks
1.250%, 10/17/2031 (g)	1,250,000	1,181,805	0.54%
2.750%, 07/11/2031	800,000	710,473	0.32%
Freddie Mac
2.000%, 10/27/2023 (g)	1,200,000	1,173,619	0.53%

Total U.S. Government Agency Issues
(Cost $6,398,673)		6,208,332	2.83%

INVESTMENT COMPANIES (EXCLUDING
MONEY MARKET FUNDS) – 1.20%

Apollo Investment Corp.	30,270	156,496	0.07%
Ares Capital Corp.	10,130	173,831	0.08%
BlackRock TCP Capital Corp.	11,000	154,000	0.07%
FS Investment Corp.	21,350	134,291	0.06%
Guggenheim Credit Allocation Fund	34,000	697,680	0.32%
Hercules Capital, Inc.	13,115	164,331	0.08%
Monroe Capital Corp.	12,670	161,036	0.07%
New Mountain Finance Corp.	12,065	160,585	0.07%
SPDR Barclays Capital High Yield Bond	1,000	35,160	0.02%
SPDR Barclays Short Term High Yield	4,000	108,240	0.05%
TPG Specialty Lending, Inc.	8,965	180,017	0.08%
Vanguard High-Yield Corporate Fund	89,820	507,484	0.23%

Total Investment Companies (Excluding
Money Market Funds)
(Cost $2,805,706)		2,633,151	1.20%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 0.78%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.78%
Fidelity Government Portfolio, Institutional Class, 2.06% (c)	1,702,921	$1,702,921	0.78%

Total Short-Term Investments
(Cost $1,702,921)		1,702,921	0.78%

Total Investments
(Cost $192,862,413) – 99.94%		219,057,140	99.94%
Other Assets in Excess of Liabilities – 0.06%		126,312	0.06%

TOTAL NET ASSETS – 100.00%		$219,183,452	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
REIT – Real Estate Investment Trust
(a)	Non-income producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2018.
(d)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2018, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$93,213
Purchase Cost	$—
Sales Cost	$(13,953)
Ending Cost	$79,260
Dividend Income	$5,068
Net Change in
Unrealized Appreciation	$(4,882)
Realized Gain/Loss	$(431)
Shares	2,755
Market Value	$74,413

(e)
Rule 144A security. Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended.  Rule 144A securities may be resold in transactions exempt from registration to qualified institutional investors.  As of October 31, 2018, the market value of this security totaled $1,265,727, which represents 0.58% of net assets.

(f)	Variable rate security; rate disclosed is the current rate as of October 31, 2018.
(g)	Step-up bond; rate disclosed is the current rate as of October 31, 2018.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$8,718,562	$—	$—	$8,718,562
Consumer Discretionary	24,616,799	—	—	24,616,799
Consumer Staples	10,788,248	—	—	10,788,248
Energy	2,642,979	—	—	2,642,979
Financials	31,672,070	—	—	31,672,070
Health Care	2,265,759	—	—	2,265,759
Industrials	17,509,292	—	—	17,509,292
Information Technology	19,036,342	—	—	19,036,342
Materials	10,704,503	—	—	10,704,503
Total Common Stocks	$127,954,554	$—	$—	$127,954,554
Preferred Stocks
Communication Services	$106,772	$—	$—	$106,772
Consumer Staples	185,843	—	—	185,843
Energy	108,839	—	—	108,839
Financials	3,524,064	—	—	3,524,064
Utilities	158,446	—	—	158,446
Total Preferred Stocks	$4,083,964	$—	$—	$4,083,964
REITS
Financials	$1,480,417	$—	$—	$1,480,417
Total REITS	$1,480,417	$—	$—	$1,480,417
Corporate Bonds
Communication Services	$—	$4,365,430	$—	$4,365,430
Consumer Discretionary	—	2,028,345	—	2,028,345
Consumer Staples	—	1,337,652	—	1,337,652
Energy	—	5,579,919	—	5,579,919
Financials	—	27,360,577	—	27,360,577
Health Care	—	6,826,557	—	6,826,557
Industrials	—	992,273	—	992,273
Information Technology	—	2,129,011	—	2,129,011
Materials	—	3,757,455	—	3,757,455
Retail Trade	—	1,032,974	—	1,032,974
Total Corporate Bonds	$—	$55,410,193	$—	$55,410,193
Mortgage Backed Securities	$—	$10,223,630	$—	$10,223,630
U.S. Treasury Obligations
U.S. Treasury Bonds	$—	$934,400	$—	$934,400
U.S. Treasury Notes	—	8,425,578	—	8,425,578
Total U.S. Treasury Obligations	$—	$9,359,978	$—	$9,359,978
U.S. Government Agency Issues	$—	$6,208,332	$—	$6,208,332
Investment Companies (Excluding
Money Market Funds)	$2,633,151	$—	$—	$2,633,151
Short-Term Investments
Money Market Funds	$1,702,921	$—	$—	$1,702,921
Total Short-Term Investments	$1,702,921	$—	$—	$1,702,921
Total Investments	$137,855,007	$81,202,133	$—	$219,057,140

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

SCHEDULE OF INVESTMENTS/ STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in unaffiliated securities, at value (cost $192,783,153)	$218,982,727
Investments in affiliated securities, at value (cost $79,260)	74,413
Total investments in securities, at value (cost $192,862,413)	219,057,140
Dividends and interest receivable	895,595
Receivable for fund shares sold	171,398
Prepaid expenses and other assets	25,819
Total Assets	220,149,952

LIABILITIES:
Payable for securities purchased	109,956
Payable for fund shares redeemed	573,489
Payable to advisor	152,521
Payable to administrator	20,033
Payable to auditor	21,900
Accrued distribution fees	23,447
Accrued service fees	10,584
Accrued trustees fees	5,962
Accrued expenses and other payables	48,608
Total Liabilities	966,500
NET ASSETS	$219,183,452

NET ASSETS CONSIST OF:
Capital stock	$177,515,510
Total distributable earnings	41,667,942
Total Net Assets	$219,183,452

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$121,321,192
Shares issued and outstanding	7,668,265
Net asset value, offering price and redemption price per share	$15.82

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$97,862,260
Shares issued and outstanding	6,555,993
Net asset value, offering price and redemption price per share	$14.93

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$3,011,363
Dividend income from affiliated securities	5,068
Interest income	2,668,571
Total investment income	5,685,002

EXPENSES:
Investment advisory fees (See Note 5)	1,969,709
Sub-transfer agent expenses – Investor Class (See Note 5)	303,602
Sub-transfer agent expenses – Institutional Class (See Note 5)	73,424
Administration, fund accounting, custody and transfer agent fees (See Note 5)	232,757
Distribution fees – Investor Class (See Note 5)	209,274
Service fees – Investor Class (See Note 5)	139,516
Federal and state registration fees	38,950
Compliance expense (See Note 5)	29,501
Audit fees	22,503
Reports to shareholders	20,158
Trustees’ fees and expenses	17,460
Legal fees	454
Interest expense (See Note 7)	40
Other expenses	18,473
Total expenses	3,075,821
NET INVESTMENT INCOME	$2,609,181

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on:
Unaffiliated investments	$17,839,361
Affiliated investments	(431)
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(10,478,946)
Affiliated investments	(4,882)
Net gain on investments	7,355,102
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,964,283

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$2,609,181	$2,708,905
Net realized gain on investments	17,838,930	18,193,893
Net change in unrealized
appreciation/depreciation on investments	(10,483,828)	19,387,071
Net increase in net assets resulting from operations	9,964,283	40,289,869

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(8,985,666)	(17,440,506)
Distributable earnings – Institutional Class	(7,053,813)	(11,893,937)
Total distributions	(16,039,479)	(29,334,443	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	7,048,624	8,054,934
Proceeds from shares subscribed – Institutional Class	13,307,380	20,836,993
Dividends reinvested – Investor Class	8,738,463	17,017,145
Dividends reinvested – Institutional Class	5,575,964	9,255,346
Cost of shares redeemed – Investor Class	(46,331,304)	(78,489,456)
Cost of shares redeemed – Institutional Class	(29,143,836)	(53,524,682)
Net decrease in net assets derived
from capital share transactions	(40,804,709)	(76,849,720)
TOTAL DECREASE IN NET ASSETS	(46,879,905)	(65,894,294)

NET ASSETS:
Beginning of year	266,063,357	331,957,651
End of year	$219,183,452	$266,063,357	(2)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	438,224	516,776
Shares sold – Institutional Class	882,622	1,415,138
Shares issued to holders as reinvestment
of dividends – Investor Class	550,174	1,128,293
Shares issued to holders as reinvestment
of dividends – Institutional Class	371,576	648,210
Shares redeemed – Investor Class	(2,885,470)	(5,022,332)
Shares redeemed – Institutional Class	(1,918,909)	(3,644,868)
Net decrease in shares outstanding	(2,561,783)	(4,958,783)

(1)	Includes net investment income distributions of $1,353,800 and $1,431,025 and net realized gain distributions of $16,086,706 and $10,462,912 for Investor Class and Institutional Class, respectively.
(2)	Includes accumulated net investment income of $103,437.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$16.24	$15.61	$16.15	$16.68	$15.77

0.16	0.14	0.14	0.13	0.16
0.40	1.95	(0.16)	0.11	1.41
0.56	2.09	(0.02)	0.24	1.57

(0.14)	(0.12)	(0.13)	(0.13)	(0.16)
(0.84)	(1.34)	(0.39)	(0.64)	(0.50)
(0.98)	(1.46)	(0.52)	(0.77)	(0.66)
$15.82	$16.24	$15.61	$16.15	$16.68

3.44%	14.16%	(0.12)%	1.43%	10.28%

$121.32	$155.33	$202.04	$292.84	$284.45
1.42%	1.43%	1.43%	1.38%	1.33%
0.89%	0.78%	0.84%	0.83%	1.01%
18%	15%	24%	39%	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$15.34	$14.76	$15.28	$15.80	$14.97

0.19	0.16	0.18	0.19	0.20
0.39	1.87	(0.13)	0.09	1.33
0.58	2.03	0.05	0.28	1.53

(0.20)	(0.18)	(0.20)	(0.19)	(0.20)
(0.79)	(1.27)	(0.37)	(0.61)	(0.50)
(0.99)	(1.45)	(0.57)	(0.80)	(0.70)
$14.93	$15.34	$14.76	$15.28	$15.80

3.86%	14.60%	0.30%	1.75%	10.60%

$97.86	$110.74	$129.91	$168.84	$102.10
1.02%	1.05%	1.03%	1.04%	1.05%
1.28%	1.16%	1.23%	1.18%	1.29%
18%	15%	24%	39%	28%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Equity and Income Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital growth and current income. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(2,443,808)	$2,443,808

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

HENNESSY FUNDS	1-800-966-4354

evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”)

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a

HENNESSY FUNDS	1-800-966-4354

security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $32,659,272 and $87,242,972, respectively.

Purchases and sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018 were $11,940,605 and $9,903,857, respectively.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.80%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

The Advisor has delegated the day-to-day management of the equity allocation of the Fund to The London Company of Virginia, LLC and has delegated the day-to-day management of the fixed income allocation of the Fund to Financial Counselors, Inc. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.33% for the equity allocation and 0.27% for the fixed income allocation.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

HENNESSY FUNDS	1-800-966-4354

The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018, the Fund had an outstanding average daily balance and a weighted average interest rate of $937 and 4.25%, respectively. The interest expensed by the Fund during fiscal year 2018 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2018 was $342,000. As of October 31, 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$192,870,478
Gross tax unrealized appreciation	$30,737,666
Gross tax unrealized depreciation	(4,551,004)
Net tax unrealized appreciation/(depreciation)	$26,186,662
Undistributed ordinary income	$240,336
Undistributed long-term capital gains	15,240,944
Total distributable earnings	$15,481,280
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$41,667,942

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

HENNESSYFUNDS.COM

NOTES TO THE FINANCIAL STATEMENTS

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$2,623,910	$2,761,400
Long-term capital gain	13,415,569	26,573,043
	$16,039,479	$29,334,443

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

	Long-term	Short-term
Investor Class	$1.12438	$0.00988
Institutional Class	$1.06068	$0.00932

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$0.03033943
Institutional Class	$0.05691292

HENNESSY FUNDS	1-800-966-4354

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Equity and Income Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Equity and Income Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2018

HENNESSYFUNDS.COM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

HENNESSY FUNDS	1-800-966-4354

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM
36

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354
37

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
38

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$1,021.50	$7.18
Hypothetical (5% return before expenses)	$1,000.00	$1,018.10	$7.17

Institutional Class
Actual	$1,000.00	$1,023.70	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.41% for Investor Class shares or 1.01% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

39

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

40

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

41

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY BALANCED
FUND

Investor Class  HBFBX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	6
Statement of Assets and Liabilities	9
Statement of Operations	10
Statements of Changes in Net Assets	11
Financial Highlights	12
Notes to the Financial Statements	14
Report of Independent Registered Public Accounting Firm	21
Trustees and Officers of the Fund	22
Expense Example	26
Proxy Voting Policy and Proxy Voting Records	28
Quarterly Schedule of Investments	28
Federal Tax Distribution Information	28
Important Notice Regarding Delivery of Shareholder Documents	28
Privacy Policy	29

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

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2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Balanced Fund (HBFBX)	3.46%	4.47%	6.12%
50/50 Blended DJIA/Treasury Index	5.66%	6.66%	7.05%
Dow Jones Industrial Average	9.87%	12.76%	13.33%

Expense ratio:  1.83%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The 50/50 Blended DJIA/Treasury Index consists of 50% common stocks represented by the Dow Jones Industrial Average and 50% short-duration Treasury securities represented by the ICE BofAML 1-Year U.S. Treasury Note Index. The Dow Jones Industrial Average is commonly used to measure the performance of U.S. stocks. The ICE BofAML 1-Year U.S. Treasury Note Index is comprised of Treasury securities maturing in approximately one year. One cannot invest directly in an index.

The expense ratio presented is from the most recent prospectus. The expense ratio for the current reporting period is available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Neil J. Hennessy and Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Hennessy Balanced Fund returned 3.46%, underperforming both the 50/50 Blended DJIA/Treasury Index (the Fund’s primary

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4

PERFORMANCE OVERVIEW

benchmark) and the Dow Jones Industrial Average, which returned 5.66% and 9.87%, respectively, for the same period.

The Fund underperformed its primary benchmark predominantly as a result of stock selection, particularly in the Industrials sector, where the Fund’s holding in General Electric Co. hurt performance. In the Information Technology sector, the Fund did not own Apple, Inc., which detracted from relative performance, as did the Fund’s overweight position in International Business Machines Corp. The Fund’s overweight position in the Health Care sector contributed positively to relative performance, with pharmaceutical companies Pfizer, Inc. and Merck & Co., Inc. performing well.

The Fund continues to hold all the companies mentioned with the exception of Apple, Inc.

Portfolio Strategy:

The Fund invests approximately 50% of its assets in the “Dogs of the Dow,” the 10 highest dividend-yielding Dow stocks, and 50% of its assets in U.S. Treasuries.  As a result of this “balanced” strategy, the Fund may be expected to underperform equities in periods when equity markets rise and outperform in periods when equity markets fall.  The Fund is designed to allow investors to gain some exposure to the equity market while maintaining a significant share of their investment in fixed income securities. We believe the Fund is well positioned for the more conservative investor, as the equity portion of the portfolio is invested in what we believe to be high-quality companies, each with a historically high dividend yield, while the balance of the Fund is invested in lower-risk, short-duration U.S. Treasuries.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

Should the market experience a correction, we would expect our more defensive holdings to perform well relative to the market. The relatively short duration of the 50% weighting of U.S. Treasuries in the portfolio (all less than one year) may allow us the ability to roll into higher-yielding Treasuries in the event yields continue to rise.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund’s formula-based strategy may cause the Fund to buy or sell securities at times when it may not be advantageous. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Dividend yield is calculated by dividing a company’s dividends per share by its market price per share.

Earnings growth is not representative of the Fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY BALANCED FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
U.S. Treasury Bill, 2.305%, 01/31/2019	17.11%
U.S. Treasury Bill, 2.200%, 12/06/2018	8.59%
U.S. Treasury Bill, 2.275%, 05/23/2019	8.49%
U.S. Treasury Bill, 2.275%, 06/20/2019	6.78%
Cisco Systems, Inc.	5.55%
Pfizer, Inc.	5.28%
The Procter & Gamble Co.	5.23%
Merck & Co., Inc.	5.13%
The Coca-Cola Co.	5.13%
Verizon Communications, Inc.	4.92%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS – 48.32%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 4.92%
Verizon Communications, Inc.	10,008	$571,357	4.92%

Consumer Staples – 10.36%
The Coca-Cola Co.	12,450	596,106	5.13%
The Procter & Gamble Co.	6,850	607,458	5.23%
		1,203,564	10.36%

Energy – 9.01%
Chevron Corp.	4,630	516,940	4.45%
Exxon Mobil Corp.	6,650	529,872	4.56%
		1,046,812	9.01%

Health Care – 10.41%
Merck & Co., Inc.	8,100	596,241	5.13%
Pfizer, Inc.	14,252	613,691	5.28%
		1,209,932	10.41%

Industrials – 1.45%
General Electric Co.	16,702	168,690	1.45%

Information Technology – 12.17%
Cisco Systems, Inc.	14,088	644,526	5.55%
Intel Corp.	6,950	325,816	2.80%
International Business Machines Corp.	3,846	443,944	3.82%
		1,414,286	12.17%

Total Common Stocks
(Cost $5,095,269)		5,614,641	48.32%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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SHORT-TERM INVESTMENTS – 52.34%	Number of Shares/		% of
	Par Amount	Value	Net Assets
Money Market Funds – 3.69%
Fidelity Government Portfolio, Institutional Class, 2.06% (a)	429,571	$429,571	3.69%

U.S. Treasury Bills – 48.65%
2.135%, 11/08/2018 (b)	500,000	499,843	4.30%
2.200%, 12/06/2018 (b)	1,000,000	998,342	8.59%
2.305%, 01/31/2019 (b)	2,000,000	1,988,461	17.11%
2.275%, 05/23/2019 (b)	1,000,000	986,227	8.49%
2.275%, 06/20/2019 (b)	800,000	787,385	6.78%
2.335%, 07/18/2019 (b)	400,000	392,827	3.38%
		5,653,085	48.65%
Total Short-Term Investments
(Cost $6,087,923)		6,082,656	52.34%

Total Investments
(Cost $11,183,192) – 100.66%		11,697,297	100.66%
Liabilities in Excess of Other Assets – (0.66)%		(76,726)	(0.66)%

TOTAL NET ASSETS – 100.00%		$11,620,571	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2018.
(b)	The rate listed is discount rate at issue.

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$571,357	$—	$—	$571,357
Consumer Staples	1,203,564	—	—	1,203,564
Energy	1,046,812	—	—	1,046,812
Health Care	1,209,932	—	—	1,209,932
Industrials	168,690	—	—	168,690
Information Technology	1,414,286	—	—	1,414,286
Total Common Stocks	$5,614,641	$—	$—	$5,614,641
Short-Term Investments
Money Market Funds	$429,571	$—	$—	$429,571
U.S. Treasury Bills	—	5,653,085	—	5,653,085
Total Short-Term Investments	$429,571	$5,653,085	$—	$6,082,656
Total Investments	$6,044,212	$5,653,085	$—	$11,697,297

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $11,183,192)	$11,697,297
Dividends and interest receivable	11,695
Prepaid expenses and other assets	8,074
Total Assets	11,717,066

LIABILITIES:
Payable for fund shares redeemed	815
Payable to advisor	5,968
Payable to administrator	1,033
Payable to auditor	21,900
Accrued distribution fees	49,955
Accrued service fees	995
Accrued trustees fees	5,962
Accrued expenses and other payables	9,867
Total Liabilities	96,495
NET ASSETS	$11,620,571

NET ASSETS CONSIST OF:
Capital stock	$10,561,571
Total distributable earnings	1,059,000
Total Net Assets	$11,620,571

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$11,620,571
Shares issued and outstanding	941,712
Net asset value, offering price and redemption price per share	$12.34

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$204,566
Interest income	98,172
Total investment income	302,738

EXPENSES:
Investment advisory fees (See Note 5)	71,737
Compliance expense (See Note 5)	29,499
Audit fees	23,182
Federal and state registration fees	20,669
Trustees’ fees and expenses	17,396
Distribution fees – Investor Class (See Note 5)	17,934
Service fees – Investor Class (See Note 5)	11,956
Administration, fund accounting, custody and transfer agent fees (See Note 5)	11,571
Sub-transfer agent expenses – Investor Class (See Note 5)	6,831
Reports to shareholders	5,734
Other expenses	2,897
Total expenses	219,406
NET INVESTMENT INCOME	$83,332

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$591,543
Net change in unrealized appreciation/depreciation on investments	(256,449)
Net gain on investments	335,094
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$418,426

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$83,332	$54,758
Net realized gain on investments	591,543	900,400
Net change in unrealized
appreciation/depreciation on investments	(256,449)	149,079
Net increase in net assets resulting from operations	418,426	1,104,237

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(931,750)	(893,436)
Total distributions	(931,750)	(893,436	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	501,087	991,429
Dividends reinvested – Investor Class	914,566	877,425
Cost of shares redeemed – Investor Class	(1,520,707)	(1,920,997)
Net decrease in net assets derived
from capital share transactions	(105,054)	(52,143)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(618,378)	158,658

NET ASSETS:
Beginning of year	12,238,949	12,080,291
End of year	$11,620,571	$12,238,949	(2)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	39,254	79,582
Shares issued to holders as reinvestment
of dividends – Investor Class	75,304	72,055
Shares redeemed – Investor Class	(123,009)	(154,177)
Net decrease in shares outstanding	(8,451)	(2,540)

(1)	Includes net investment income distributions of $48,189 and net realized gain distributions of $845,247.
(2)	Includes accumulated undistributed net investment income of $6,569.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

12

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$12.88	$12.68	$12.37	$12.98	$12.90

0.09	0.06	0.04	0.03	0.02
0.33	1.09	0.58	(0.01)	0.51
0.42	1.15	0.62	0.02	0.53

(0.08)	(0.05)	(0.04)	(0.03)	(0.01)
(0.88)	(0.90)	(0.27)	(0.60)	(0.44)
(0.96)	(0.95)	(0.31)	(0.63)	(0.45)
$12.34	$12.88	$12.68	$12.37	$12.98

3.46%	9.56%	5.20%	0.11%	4.26%

$11.62	$12.24	$12.08	$11.63	$12.54
1.84%	1.82%	1.68%	1.68%	1.75%
0.70%	0.45%	0.33%	0.20%	0.17%
21%	31%	51%	34%	23%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Balanced Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is a combination of capital appreciation and current income. The Fund is a non-diversified fund and offers Investor Class shares.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(38,228)	$38,228

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are

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NOTES TO THE FINANCIAL STATEMENTS

open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in

HENNESSY FUNDS	1-800-966-4354
15

light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.

HENNESSYFUNDS.COM
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NOTES TO THE FINANCIAL STATEMENTS

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

HENNESSY FUNDS	1-800-966-4354
17

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $1,207,341 and $2,254,091, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.60%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
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8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$11,194,398
Gross tax unrealized appreciation	$888,065
Gross tax unrealized depreciation	(385,166)
Net tax unrealized appreciation/(depreciation)	$502,899
Undistributed ordinary income	$7,891
Undistributed long-term capital gains	548,210
Total distributable earnings	$556,101
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$1,059,000

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$144,183	$91,227
Long-term capital gain	787,567	802,209
	$931,750	$893,436

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

Long-term
Investor Class	$0.54675

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$0.02951113

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20

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Balanced Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Balanced Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2018

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$1,018.10	$9.31
Hypothetical (5% return before expenses)	$1,000.00	$1,015.98	$9.30

(1)	Expenses are equal to the Fund’s annualized expense ratio of 1.83% multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 43.12%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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28

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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29

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY BP ENERGY FUND

Investor Class  HNRGX
Institutional Class  HNRIX

hennessyfunds.com  |  1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statements of Operations	12
Statements of Changes in Net Assets	14
Financial Highlights	16
Notes to the Financial Statements	20
Report of Independent Registered Public Accounting Firm	31
Trustees and Officers of the Fund	32
Expense Example	36
Proxy Voting Policy and Proxy Voting Records	38
Quarterly Schedule of Investments	38
Important Notice Regarding Delivery of Shareholder Documents	38
Board Approval of Investment Advisory Agreements	39
Privacy Policy	44

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

		One	Since Inception
	11 Months(1)	Year	(12/31/13)
Hennessy BP Energy Fund –
Investor Class (HNRGX)	-5.91%	-3.58%	-1.25%
Hennessy BP Energy Fund –
Institutional Class (HNRIX)	-5.66%	-3.29%	-1.02%
S&P 500 Energy Index	0.01%	1.78%	-2.74%
S&P North American Natural
Resources Sector Index	-4.07%	-2.56%	-3.98%
S&P 500 Index	4.15%	7.35%	10.49%

Expense ratios:  1.87% (Investor Class); 1.57% (Institutional Class)

(1)	The period ended October 31, 2018, consists of 11 months because the Fund changed its fiscal year end from November 30 to October 31, effective October 26, 2018.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2018, is that of the BP Capital TwinLine Energy Fund.

The S&P 500 Energy Index is commonly used to measure the performance of U.S. energy stocks. The S&P North American Natural Resources Sector Index is commonly used to measure the performance of U.S. stocks in the energy and materials sectors. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Toby Loftin, Trip Rodgers, CFA, and Tim Dumois
BP Capital Fund Advisors, LLC (sub-advisor)

Performance:

For the 11-month period ended October 31, 2018, the Investor Class of the Hennessy BP Energy Fund returned -5.91%, underperforming the S&P 500 Energy Index (the Fund’s primary benchmark), the S&P North American Natural Resources Sector Index, and the S&P 500 Index, which returned 0.01%, -4.07%, and 4.15%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark was due in part to its overweight position in oilfield service equities, as well as high exposure to small and midsize oil producers that performed poorly, particularly late in the period as oil prices retreated. The Fund’s holdings in energy end-user groups also detracted from relative performance, as a result of weak performance from stocks in the Materials and Industrials sectors.

Portfolio Strategy:

The Fund seeks to invest in companies across the energy value chain. This includes crude oil and natural gas exploration and production companies, oilfield service providers, midstream companies, refiners, and energy end users. In particular, we believe the inclusion of energy end users, such as materials, industrials, and transportation companies, differentiates the Fund from traditional energy funds. Including such companies in the investment universe enables the Fund to invest in a broader range of energy-related themes and provides greater flexibility to adjust subsector weightings based on our investment outlook. The Fund typically owns 25-40 securities and historically has had little overlap with the top holdings of commonly-used energy and commodity equity benchmarks.

Investment Commentary:

A continuation of global inventory drawdowns was the primary driver of higher oil prices in the 11-month period ended October 31, 2018. Global demand for crude oil and refined products stayed relatively strong, while a decline in exports from two large oil-producing countries, Venezuela and Iran, as a result of geopolitical issues constrained supply.

Late in the period, oil prices retreated as investors worried that a stronger U.S. dollar and slower growth outside the United States could lead to a softening in demand for crude oil. Investors also feared that a substantial boost in exports from Saudi Arabia, robust production growth in the United States, and the discussion of temporary waivers to be given to select countries relating to Iranian oil import restrictions could boost supply. Despite this price correction, we believe Saudi Arabia’s continued dependence on higher oil prices to fund its fiscal budget will lead OPEC to take measures to support prices, as it did with production cuts at the beginning of 2017. Additionally, we believe demographic factors will continue to support crude oil demand growth from emerging markets.

Since its inception, the Fund has maintained a preference for oil and gas production through horizontal fracking of shale deposits. This has resulted in an overweight positioning of the Fund in U.S.-focused producers. Many of these companies have significantly lowered their operating costs and greatly expanded their production and reserves in recent years. We also see attractive investment opportunities in companies servicing these shale producers, as well as in midstream companies that enable the critical flow of crude oil and natural gas from production centers to end-user markets, both in the United States and abroad.

HENNESSY FUNDS	1-800-966-4354
5

We remain optimistic regarding companies in the Energy sector, particularly exploration and production companies, many of which have recently adopted more shareholder-friendly strategies. We believe management teams are more focused today on spending only as much as they generate from operating cash flows and on returning free cash flow to shareholders through dividends and share repurchases. Finally, we expect consolidation to remain a major sector theme in upcoming years, as U.S. companies seek to amass the most efficient and productive acreage positions in key areas like the Permian Basin and to eliminate corporate overhead.

_______________
Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. If the Fund’s MLP investments exceed 25% of its assets, the Fund may not qualify for treatment as a regulated investment company under the Internal Revenue Code. The Fund would be taxed as an ordinary corporation, which could substantially reduce the Fund’s net assets and its distributions to shareholders. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents being transferred into and out of a company.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY BP ENERGY FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Diamondback Energy, Inc.	3.87%
WPX Energy, Inc.	3.75%
Nutrien Ltd.	3.70%
ProPetro Holding Corp.	3.54%
Quanta Services, Inc.	3.52%
Patterson-UTI Energy, Inc.	3.52%
Parsley Energy, Inc., Class A	3.52%
Targa Resources Corp.	3.36%
Pioneer Natural Resources Co.	3.32%
Knight-Swift Transportation Holdings, Inc.	3.32%

Note: The Fund concentrates its investments in the Energy industry. For presentation purposes, the Fund uses custom categories.

HENNESSY FUNDS	1-800-966-4354

7

COMMON STOCKS – 89.05%	Number		% of
	of Shares	Value	Net Assets
Agricultural Products – 3.72%
Nutrien Ltd. (b)	68,139	$3,606,597	3.72%

Building Materials – 1.86%
Summit Materials, Inc., Class A (a)	133,715	1,805,153	1.86%

Chemicals – 3.04%
Huntsman Corp.	134,575	2,944,501	3.04%

Downstream – 5.22%
Delek U.S. Holdings, Inc.	74,491	2,735,309	2.82%
Marathon Petroleum Corp.	32,975	2,323,089	2.40%
		5,058,398	5.22%

Exploration & Production – 39.21%
Anadarko Petroleum Corp.	51,949	2,763,687	2.85%
Antero Resources Corp. (a)	193,917	3,081,341	3.18%
Callon Petroleum Co. (a)	223,219	2,225,493	2.29%
Continental Resources, Inc. (a)	44,784	2,359,221	2.43%
Diamondback Energy, Inc.	33,612	3,776,644	3.89%
Encana Corp. (b)	181,515	1,858,714	1.92%
EOG Resources, Inc.	8,273	871,478	0.90%
HighPoint Resources Corp. (a)	307,794	1,144,994	1.18%
Marathon Oil Corp.	139,367	2,646,579	2.73%
Newfield Exploration Co. (a)	99,874	2,017,455	2.08%
Oasis Petroleum, Inc. (a)	181,859	1,829,501	1.89%
Occidental Petroleum Corp.	46,470	3,116,743	3.21%
Parsley Energy, Inc., Class A (a)	146,464	3,430,187	3.54%
Pioneer Natural Resources Co.	21,980	3,236,995	3.34%
WPX Energy, Inc. (a)	228,441	3,664,194	3.78%
		38,023,226	39.21%

Metals & Mining – 6.10%
Alcoa Corp. (a)	77,332	2,705,847	2.79%
The Timken Co.	81,264	3,213,991	3.31%
		5,919,838	6.10%

Midstream – 5.76%
Targa Resources Corp.	63,449	3,278,410	3.38%
The Williams Companies, Inc.	94,713	2,304,367	2.38%
		5,582,777	5.76%

The accompanying notes are an integral part of these financial statements.
HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Oil Services – 20.80%
Forum Energy Technologies, Inc. (a)	235,215	$2,107,526	2.17%
Halliburton Co.	83,453	2,894,150	2.98%
MRC Global, Inc. (a)	135,723	2,148,495	2.22%
Patterson-UTI Energy, Inc.	206,198	3,431,135	3.54%
ProPetro Holding Corp. (a)	195,888	3,457,423	3.57%
Quanta Services, Inc. (a)	110,159	3,436,961	3.54%
Solaris Oilfield Infrastructure, Inc., Class A (a)	204,190	2,695,308	2.78%
		20,170,998	20.80%

Transportation – 3.34%
Knight-Swift Transportation Holdings, Inc.	101,128	3,236,096	3.34%

Total Common Stocks
(Cost $93,627,859)		86,347,584	89.05%

PARTNERSHIPS & TRUSTS – 10.07%

Midstream – 10.07%
Energy Transfer LP	169,046	2,626,971	2.71%
Enterprise Products Partners LP	108,236	2,902,890	3.00%
MPLX LP	61,836	2,078,308	2.14%
Plains All American Pipeline LP	98,929	2,153,684	2.22%
		9,761,853	10.07%
Total Partnerships & Trusts
(Cost $10,043,233)		9,761,853	10.07%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

SHORT-TERM INVESTMENTS – 1.20%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.20%
Morgan Stanley Institutional Liquidity Funds,
Government Portfolio, 2.05% (c)	1,163,922	$1,163,922	1.20%

Total Short-Term Investments
(Cost $1,163,922)		1,163,922	1.20%

Total Investments
(Cost $104,835,014) – 100.32%		97,273,359	100.32%
Liabilities in Excess of Other Assets – (0.32)%		(311,345)	(0.32)%

TOTAL NET ASSETS – 100.00%		$96,962,014	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S.-traded security of a foreign corporation
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Agricultural Products	$3,606,597	$—	$—	$3,606,597
Building Materials	1,805,153	—	—	1,805,153
Chemicals	2,944,501	—	—	2,944,501
Downstream	5,058,398	—	—	5,058,398
Exploration & Production	38,023,226	—	—	38,023,226
Metals & Mining	5,919,838	—	—	5,919,838
Midstream	5,582,777	—	—	5,582,777
Oil Services	20,170,998	—	—	20,170,998
Transportation	3,236,096	—	—	3,236,096
Total Common Stocks	$86,347,584	$—	$—	$86,347,584
Partnerships & Trusts
Midstream	$9,761,853	$—	$—	$9,761,853
Total Partnerships & Trusts	$9,761,853	$—	$—	$9,761,853
Short-Term Investments
Money Market Funds	$1,163,922	$—	$—	$1,163,922
Total Short-Term Investments	$1,163,922	$—	$—	$1,163,922
Total Investments	$97,273,359	$—	$—	$97,273,359

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $104,835,014)	$97,273,359
Cash	1,820
Dividends and interest receivable	950
Return of capital receivable	134,229
Receivable for fund shares sold	163,732
Prepaid expenses and other assets	11,873
Total Assets	97,585,963

LIABILITIES:
Payable for securities purchased	295,311
Payable for fund shares redeemed	123,258
Payable to advisor	112,147
Payable to administrator	19,668
Payable to auditor	25,100
Accrued distribution fees	4,212
Accrued service fees	249
Accrued trustees fees	3,450
Accrued expenses and other payables	40,554
Total Liabilities	623,949
NET ASSETS	$96,962,014

NET ASSETS CONSIST OF:
Capital stock	$106,022,804
Total distributable earnings	(9,060,790)
Total Net Assets	$96,962,014

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$18,155,294
Shares issued and outstanding	990,785
Net asset value, offering price and redemption price per share	$18.32

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$78,806,720
Shares issued and outstanding	4,260,643
Net asset value, offering price and redemption price per share	$18.50

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

11

Financial Statements

Statements of Operations

	11 Months Ended	Year Ended
	October 31, 2018(1)	November 30, 2017
INVESTMENT INCOME:
Distributions received from master limited partnerships	$1,230,991	$2,132,699
Less: return of capital on distributions received	(1,138,853)	(2,082,043)
Dividend income from common stock(2)	804,121	831,100
Interest income	45,114	39,985
Other income	976	—
Total investment income	942,349	921,741

EXPENSES:
Investment advisory fees (See Note 5)	1,517,058	1,786,981
Administration, fund accounting, custody
and transfer agent fees (See Note 5)	170,107	219,246
Sub-transfer agent expenses –
Investor Class (See Note 5)	12,208	36,685 (3)
Sub-transfer agent expenses –
Institutional Class (See Note 5)	58,982	116,336
Distribution fees – Investor Class (See Note 5)	51,574	102,684 (3)
Federal and state registration fees	43,988	62,625
Audit fees	25,100	25,013
Trustees’ fees and expenses	17,848	13,924
Reports to shareholders	17,670	15,910
Compliance expense (See Note 5)	10,649	12,211
Legal fees	4,946	10,382
Service fees – Investor Class (See Note 5)	249	—
Interest expense (See Note 7)	197	93
Other expenses	28,507	24,275
Total expenses	1,959,083	2,426,365
NET INVESTMENT LOSS	$(1,016,734)	$(1,504,624)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on:
Investments	$12,791,029	$14,678,919
Written options	—	31,308
Net change in unrealized
appreciation/depreciation on investments	(15,177,094)	(20,430,679)
Net loss on investments	(2,386,065)	(5,720,452)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(3,402,799)	$(7,225,076)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Net of foreign taxes withheld of $20,578 and $9,465, respectively.
(3)
Effective November 28, 2017, Class C shares converted into Class A shares (redesignated as Investor Class shares).  The amounts presented are inclusive of Class C sub-transfer agent expenses of $19,264 and Class C distribution fees of $59,132.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

12

STATEMENTS OF OPERATIONS

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Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment loss
Net realized gain (loss) on investments
Net change in unrealized appreciation/depreciation on investments
Net increase/(decrease) in net assets resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Institutional Class
Total distributable earnings

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class
Proceeds from shares subscribed – Class C(2)
Proceeds from shares subscribed – Institutional Class
Proceeds from shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Dividends reinvested – Institutional Class
Cost of shares redeemed – Investor Class
Cost of shares redeemed – Class C(2)
Cost of shares redeemed – Institutional Class
Cost of shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net increase (decrease) in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of period
End of period

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class
Shares sold – Class C(2)
Shares sold – Institutional Class
Shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Shares issued to holders as reinvestment of dividends – Institutional Class
Shares redeemed – Investor Class
Shares redeemed – Class C(2)
Shares redeemed – Institutional Class
Net decrease in shares outstanding

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Effective November 28, 2017, Class C shares converted into Class A shares (redesignated as Investor Class shares).
(3)	All distributions were from net investment income.
(4)	Includes accumulated net investment loss of $(3,269,605).
(5)	Includes accumulated net investment loss of $(1,725,723).

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

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STATEMENTS OF CHANGES IN NET ASSETS

11 Months Ended	Year Ended	Year Ended
October 31, 2018(1)	November 30, 2017	November 30, 2016

$(1,016,734)	$(1,504,624)	$(918,255)
12,791,029	14,710,227	(12,251,964)
(15,177,094)	(20,430,679)	43,189,916
(3,402,799)	(7,225,076)	30,019,697

—	—	(202,924)
—	—	(202,924	)(3)

4,580,057	4,800,150	4,780,718
—	1,716,520	3,187,859
27,159,764	38,623,311	31,506,175
—	7,420,979	—
—	—	201,492
(8,125,374)	(8,176,184)	(7,562,686)
—	(4,155,967)	(1,811,437)
(68,363,869)	(37,713,776)	(28,748,825)
—	(7,420,979)	—
(44,749,422)	(4,905,946)	1,553,296
(48,152,221)	(12,131,022)	31,370,069

145,114,235	157,245,257	125,875,188
$96,962,014	$145,114,235 (4)	$157,245,257	(5)

216,063	244,584	288,406
—	88,930	200,589
1,279,785	2,010,365	1,951,347
—	389,181	—
—	(394,345)	—
—	—	10,549
(389,081)	(425,815)	(473,366)
—	(219,288)	(110,064)
(3,263,694)	(1,916,043)	(1,889,870)
(2,156,927)	(222,431)	(22,409)
The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30, to October 31, effective October 26, 2018.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Period Ended		Year Ended November 30,			Period Ended
October 31,					November 30,
2018(5)		2017	2016	2015	2014(1)

$19.47		$20.54	$16.41	$20.45	$20.00

(0.20)		(0.23)	(0.15)	(0.10)	(0.11)
(0.95)		(0.84)	4.28	(3.46)	0.56
(1.15)		(1.07)	4.13	(3.56)	0.45

—		—	—	(0.48)	—
—		—	—	(0.48)	—
$18.32		$19.47	$20.54	$16.41	$20.45

(5.91	)%(3)	(5.21)%	25.17%	(17.57)%	2.25	%(3)

$18.16		$22.66	$19.64	$18.72	$15.14
1.82	%(4)	1.87%	1.89%	1.87%	1.98	%(4)
(1.05	)%(4)	(1.21)%	(0.92)%	(0.51)%	(0.53	)%(4)
72	%(3)	84%	83%	79%	72	%(3)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(6)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Period Ended		Year Ended November 30,			Period Ended
October 31,					November 30,
2018(5)		2017	2016	2015	2014(1)

$19.61		$20.64	$16.46	$20.45	$20.00

(0.15)		(0.19)	(0.11)	(0.04)	(0.06)
(0.96)		(0.84)	4.32	(3.47)	0.51
(1.11)		(1.03)	4.21	(3.51)	0.45

—		—	(0.03)	—	—
—		—	—	(0.48)	—
—		—	(0.03)	(0.48)	—
$18.50		$19.61	$20.64	$16.46	$20.45

(5.66	)%(3)	(4.99)%	25.61%	(17.32)%	2.25	%(3)

$78.81		$122.45	$126.92	$100.05	$68.31
1.57	%(4)	1.62%	1.60%	1.54%	1.73	%(4)
(0.79	)%(4)	(0.98)%	(0.65)%	(0.20)%	(0.28	)%(4)
72	%(3)	84%	83%	79%	72	%(3)

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy BP Energy Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the BP Capital TwinLine Energy Fund (the “Predecessor Fund”) pursuant to a reorganization that took place after the close of business on October 26, 2018.  Prior to October 26, 2018, the Fund had no investment operations. As a result of the reorganization, holders of Class A shares of the Predecessor Fund received Investor Class shares of the Fund, and holders of Class I shares of the Predecessor Fund received Institutional Class shares of the Fund. The Fund is the accounting and performance information successor of the Predecessor Fund.  The investment objective of the Fund is to seek total return.  The Fund is a diversified fund. Effective October 26, 2018, the Fund changed its fiscal year end from November 30 to October 31.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses.  There are no sales charges.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes and investments in companies organized as partnerships for tax purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.  The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

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NOTES TO THE FINANCIAL STATEMENTS

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for the 11-month period ended October 31, 2018, have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$1,552,995	$(1,552,995)

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, provide a substitute for purchasing or selling particular securities, or increase potential income gain.  Derivatives are financial

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contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease its level of risk more quickly and efficiently than transactions in other types of instruments.  The main reason for utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position. During the 11-month period ended October 31, 2018, the Fund did not hold any derivative instruments.  The effect of derivative instruments on the Statement of Operations for the year ended November 30, 2017, was as follows:

Change in Unrealized
Appreciation/
		Realized Gain (Loss)	Depreciation
	Location of Gain (Loss) on	on Derivatives	on Derivatives
Instruments	Derivatives Recognized in Income	Recognized in Income	Recognized in Income
Equity Contracts:	Net realized gain (loss) on	$31,308	$ —
Call Option Written	transactions from written options

The average absolute notional value of options held during the year ended November 30, 2017, was $14,144.

j).
Partnership Accounting Policy – The Fund records its pro rata share of income/loss and capital gains/losses to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

l).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the

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NOTES TO THE FINANCIAL STATEMENTS

total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a

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foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets.  Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market.  Using a fair value pricing methodology to price a foreign security may result in a value that is different from

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NOTES TO THE FINANCIAL STATEMENTS

such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs.  Such securities are generally classified in Level 2 of the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations.  Various inputs are used to determine the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the 11-month period ended October 31, 2018, were $91,608,447 and $129,781,856, respectively.  For the year ended November 30, 2017, the purchases and sales of investment securities (excluding government and short-term investments) for the Fund were $112,921,597 and $117,993,398, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the 11-month period ended October 31, 2018, or the year ended November 30, 2017.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the period of October 26, 2018 (reorganization date), through October 31, 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Prior to the close of business on October 26, 2018, BP Capital Fund Advisors, LLC (“BPCFA”) acted as the investment advisor to the Predecessor Fund. BPCFA furnished all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, BPCFA was entitled to a monthly fee from the Predecessor Fund. The fee was based upon the average daily net assets of the Predecessor Fund at an annual rate of 1.25%.  The net investment advisory fees expensed by the fund during the period from December 1, 2017, to October 26, 2018, and the year ended November 30, 2017, were $1,500,624 and $1,786,981, respectively.

Effective following the close of business on October 26, 2018, the Advisor (Hennessy Advisors, Inc.) began providing the Fund with investment advisory services under an Investment Advisory Agreement.  The Advisor oversees the provision of investment advice and furnishes office space and facilities, as well as most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at an annual rate

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of 1.25%.  The net investment advisory fees expensed by the Fund during the period from October 27, 2018, to October 31, 2018, were $16,434.

Following the close of business on October 26, 2018, the Advisor delegated the day-to-day management of the Fund to a sub-advisor, BPCFA, and began paying a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.40%. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 2.00% of the Fund’s net assets for Investor Class shares and 1.75% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through October 25, 2020.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses.

During the period from December 1, 2017, to the close of business on October 26, 2018, and the year ended November 30, 2017, BPCFA had contractually agreed to limit total annual operating expenses and to maintain the expense limitation for the Predecessor Fund on the same terms as described above.

During the period from December 1, 2017, to the close of business on October 26, 2018, and the year ended November 30, 2017, the Predecessor Fund had a Shareholder Servicing Plan in place on behalf of each share class. Under the Shareholder Servicing Plan, Investor Class and Institutional Class shares were authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets. This fee was used to finance certain activities related to servicing and maintaining shareholder accounts and is included in sub-transfer agent expenses in the Statement of Operations.

Effective following the close of business on October 26, 2018, the Board approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder servicing fees expensed by the Fund during the period from October 27, 2018, to October 31, 2018, were $249.

During the period from December 1, 2017, to the close of business on October 26, 2018, and the year ended November 30, 2017, the Predecessor Fund had a distribution plan in place pursuant to Rule 12b-1 under the 1940 Act. The distribution plan required the payment of a monthly service fee to Foreside Fund Services, LLC at an annual rate of 0.25% of the average daily net assets attributed to Investor Class shares. Effective following the close of business on October 26, 2018, the Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of

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NOTES TO THE FINANCIAL STATEMENTS

sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the 11-month period ended October 31, 2018, and the year ended November 30, 2017, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  The sub-transfer agent fees (inclusive of the fees under the Shareholder Servicing Plan for the Predecessor Fund described above) expensed by the Fund during the 11-month period ended October 31, 2018, and the year ended November 30, 2017, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during the 11-month period ended October 31, 2018, and the year ended November 30, 2017, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

During the period from December 1, 2017, to the close of business on October 26, 2018, and the year ended November 30, 2017, the officers and Chief Compliance Officer of the Predecessor Fund were employees of Fund Services.  Chief Compliance Officer Fees paid by the Predecessor Fund to Fund Services during the period from December 1, 2017, to October 26, 2018 and the year ended November 30, 2017, were $10,649 and $12,211, respectively.  Effective following the close of business on October 26, 2018, the officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The Fund did not incur any compliance expense during the period from October 27, 2018, to October 31, 2018.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general

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indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

During the year ended November 30, 2017, the Predecessor Fund had a $10,000,000 line of credit with U.S. Bank N.A. for temporary or extraordinary purposes. During such period, the Predecessor Fund had an outstanding average daily balance and a weighted average interest rate of $2,455 and 3.75%, respectively. The interest expensed by the Predecessor Fund during such period is included in the statement of Operations. The maximum amount outstanding for the Predecessor Fund during such period was $896,000.

During the period from December 1, 2017, through October 26, 2018, the Predecessor Fund had an outstanding average daily balance and a weighted average interest rate of $2,376 and 4.75%, respectively. The interest expensed by the Predecessor Fund during such period is included in the Statement of Operations. The maximum amount outstanding for the Predecessor Fund during such period was $784,000. As of October 26, 2018, the Predecessor Fund did not have any borrowings outstanding under the line of credit.

After the close of business on October 26, 2018, the Fund had an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). From October 29, 2018, through October 31, 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$105,533,525
Gross tax unrealized appreciation	$6,621,959
Gross tax unrealized depreciation	(14,882,125)
Net tax unrealized appreciation/(depreciation)	$(8,260,166)
Undistributed ordinary income	$—
Undistributed long-term capital gains	—
Total distributable earnings	$—
Other accumulated gain/(loss)	$(800,624)
Total accumulated gain/(loss)	$(9,060,790)

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and partnership adjustments.

As of October 31, 2018, the Fund had short-term unlimited capital losses of $321,596 to offset future capital gains.  During the period ended October 31, 2018, the capital losses utilized for the Fund were $12,205,155.

HENNESSYFUNDS.COM
28

NOTES TO THE FINANCIAL STATEMENTS

Capital losses sustained in fiscal year 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of October 31, 2018, the Fund deferred, on a tax basis, a late-year ordinary loss of $479,028. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During the 11-month period ended October 31, 2018, and the years ended November 30, 2017 and 2016, the tax character of distributions paid by the Fund was as follows:

	11-Month Period Ended	Year Ended	Year Ended
	October 31, 2018	November 30, 2017	November 30, 2016
Ordinary income(1)	$—	$—	$202,924
Long-term capital gain	—	—	—
	$—	$—	$202,924

(1)  Ordinary income includes short-term capital gains.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On October 22, 2018, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Professionally Managed Portfolios, a Massachusetts business Trust, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective and substantially similar principal investment strategies as the Predecessor Fund. The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund:

	Shares Issued
Predecessor Fund	to Shareholders of	Fund	Combined	Tax Status
Net Assets	Predecessor Fund	Net Assets	Net Assets	of Transfer
$96,818,691(1)	5,275,159	$0	$96,818,691	Non-taxable

(1)	Includes accumulated net investment loss, accumulated realized gains and unrealized depreciation in the amounts of $(4,224,600), $821,745 and $(8,461,891), respectively.

HENNESSY FUNDS	1-800-966-4354
29

10).  MATTERS SUBMITTED TO A SHAREHOLDER VOTE (Unaudited)

A special meeting of shareholders of the Predecessor Fund was held on October 22, 2018, and the following matter was approved:

Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the BP Capital TwinLine Energy Fund will be transferred to the Hennessy BP Energy Fund, a newly formed series of Hennessy Funds Trust, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Energy Fund, distributed pro rata by the BP Capital TwinLine Energy Fund to its Class A and Class I shareholders, and the Hennessy BP Energy Fund’s assumption of BP Capital TwinLine Energy Fund’s stated liabilities.

For: 1,887,897
Against: 5,798
Abstain: 14,026
Nonvotes: 833,517

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

HENNESSYFUNDS.COM

30

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy BP Energy Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy BP Energy Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statements of operations for the eleven months ended October 31, 2018 and the year ended November 30, 2017, the statements of changes in net assets for the eleven months ended October 31, 2018 and each of the two years ended November 30, 2017, financial highlights for the eleven months ended October 31, 2018 and each of the three years ended November 30, 2017, and for the period from December 31, 2013 (commencement of operations) to November 30, 2014, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for the year then ended each of the two years in the period ended November 30, 2017, and the financial highlights for each of periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

HENNESSY FUNDS	1-800-966-4354

31

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

HENNESSYFUNDS.COM
32

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSY FUNDS	1-800-966-4354
33

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM

34

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 858.90	$8.39
Hypothetical (5% return before expenses)	$1,000.00	$1,016.18	$9.10

Institutional Class
Actual	$1,000.00	$ 860.50	$7.17
Hypothetical (5% return before expenses)	$1,000.00	$1,017.49	$7.78

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.79% for Investor Class shares or 1.53% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements (Unaudited)

At its meeting on October 7, 2018, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the new investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the new sub-advisory agreement of the Fund between the Advisor and BP Capital Fund Advisors, LLC (the “Sub-Advisor”). The Fund was established in connection with an agreement and plan of reorganization between the Trust, with respect to the Fund, and Professionally Managed Portfolios, with respect to BP Capital TwinLine Energy Fund (the “predecessor Fund”), pursuant to which the predecessor Fund was reorganized into the Fund.

As part of the process of approving the advisory and sub-advisory agreements, the Trustees reviewed their fiduciary duties with respect to approving the advisory and sub-advisory agreements and the relevant factors for them to consider. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)	A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)
An inventory of the range of services to be provided by the Advisor and the Sub-Advisor to the Fund, and the distinction between the services to be provided by the Advisor as compared to the services to be provided by the Sub-Advisor;

(4)	A written discussion of economies of scale;

(5)	The forms of advisory and sub-advisory agreements;

(6)
A recent fact sheet of the predecessor Fund, which included, among other things, performance information over various periods during which the Sub-Advisor was the investment advisor to the predecessor Fund;

(7)	A peer expense comparison for the anticipated net expense ratio and the investment advisory fee of the Fund;

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(9)	Information about the Fund’s compliance program;

(10)	The Advisor’s current Form ADV Part 1A (noting that the Advisor is not required to prepare and maintain Form ADV Part 2A or 2B);

(11)	A completed questionnaire from the Sub-Advisor;

(12)	The Sub-Advisor’s Code of Ethics;

(13)	The Sub-Advisor’s Form ADV Parts 1A, 2A, and 2B; and

(14)	Financial information of the Sub-Advisor.

HENNESSY FUNDS	1-800-966-4354

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the advisory and sub-advisory agreements.

Prior to approving the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services to be provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the anticipated fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale would be recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the predecessor Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory fee and sub-advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are, or will be, provided by the Advisor. Based on this review, the Trustees concluded that the Advisor will provide high-quality services to the Fund, and they noted that their overall confidence in the Advisor is high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the other Hennessy Funds by the Advisor and that the nature and extent of the services to be provided by the Advisor are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor will oversee the Sub-Advisor for the Fund, and the Sub-Advisor will act as the portfolio manager for the Fund.

(b)	The Advisor will perform a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor will monitor the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor will monitor compliance with federal securities laws and will perform or continue to perform activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Sub-Advisor (including its Code of Ethics) and the Fund’s other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond, D&O/E&O, and cybersecurity insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report for the Board.

(e)
The Advisor will oversee the selection and continued employment of the Sub-Advisor, review the Fund’s investment performance, and monitor the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

HENNESSYFUNDS.COM

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(f)
The Advisor will review the investment performance of the Fund on a regular basis, including a written summary prepared by the Fund’s portfolio managers of the Fund’s performance for the most recent 12-month period for each annual report of the Fund (or, for the 2018 annual report, the Fund’s most recent 11-month period).

(g)
The Advisor oversees service providers that will provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments that will provide marketing and distribution services on behalf of the Fund.

(i)	The Advisor will be actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)
The Advisor will oversee distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Hennessy Funds, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Trust’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives, all of whom will provide services to the Fund.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that will be provided by the Sub-Advisor. Based on this review, the Trustees concluded that the Sub-Advisor will provide high-quality services to the Fund. The Trustees also concluded that they were satisfied with the portfolio management services that the Sub-Advisor provided to the Predecessor Fund.

(a)	The Sub-Advisor will act as the portfolio manager for the Fund. In this capacity, the Sub-Advisor will do the following:

(i)
manage the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seek best execution for the Fund’s portfolio;
(iii)	manage the use of soft dollars for the Fund; and
(iv)	manage proxy voting for the Fund.

(b)	The Sub-Advisor will ensure that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

HENNESSY FUNDS	1-800-966-4354

(c)
The Sub-Advisor will prepare a written summary of the Fund’s performance for the most recent 12-month period for each annual report of the Fund (or, for the 2018 annual report, the Fund’s most recent 11-month period).

(d)
The Sub-Advisor will provide a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, its compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services to be performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, would involve more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the services to be performed by the Advisor for the Fund would require a higher level of service and oversight than the services to be performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the predecessor Fund to benchmark indices over various periods and noted that the investment objectives and investment strategies of the Fund would be substantially similar to those of the predecessor Fund. Based on all such information, the Trustees believe that the Sub-Advisor had managed the predecessor Fund, and the Advisor and the Sub-Advisor will manage the Fund, in a manner that is materially consistent with its stated investment objective and style. The Trustees concluded that the approval of the advisory and sub-advisory agreements was warranted.

(5)
The Trustees reviewed the advisory fees and anticipated overall expense ratios of the Fund compared to other funds similar in asset size and investment objective using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and anticipated overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted approval of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was likely to realize economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses that the Advisor will incur to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale as the assets of the Fund increase. For example, mutual fund platform fees would increase as the Fund’s assets grow. The Trustees also considered the Advisor’s agreement to waive fees for the Fund for two years. The Board noted that at current asset levels it did not appear likely that the Advisor would realize economies of scale and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing

HENNESSYFUNDS.COM

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

and distributing the Fund. The Trustees then concluded that the anticipated profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.  The Trustees also considered the business backgrounds and key employees of the Sub-Advisor and determined that they believe these employees have the necessary expertise to manage the portfolio of the Fund for the benefit of the Fund and its shareholders.

(9)
The Trustees considered any anticipated benefits to the Advisor and the Sub-Advisor from serving as advisors to the Fund other than the advisory fee or sub-advisory fee. The Trustees noted that the Advisor and the Sub-Advisor in the future may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that they expected any such products and services to be used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits expected to be realized by the Advisor and the Sub-Advisor from their relationships with the Fund were reasonable.

After reviewing the materials provided at the meeting and management’s presentation, as well as other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the new advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSYFUNDS.COM

PRIVACY POLICY

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY BP MIDSTREAM FUND

Investor Class  HMSFX
Institutional Class  HMSIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statements of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	30
Trustees and Officers of the Fund	31
Expense Example	34
Proxy Voting Policy and Proxy Voting Records	36
Quarterly Schedule of Investments	36
Federal Tax Distribution Information	36
Important Notice Regarding Delivery of Shareholder Documents	36
Board Approval of Investment Advisory Agreements	37
Privacy Policy	42

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund on its inception date and assumes the reinvestment of dividends.

AVERAGE TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

		One	Since Inception
	11 Months(1)	Year	(12/31/13)
Hennessy BP Midstream Fund –
Investor Class (HMSFX)	-6.15%	-7.17%	-3.74%
Hennessy BP Midstream Fund –
Institutional Class (HMSIX)	-5.94%	-6.96%	-3.50%
Alerian MLP Index	2.06%	0.68%	-5.49%
S&P 500 Index	4.15%	7.35%	10.49%

Expense ratios:  1.78% (Investor Class); 1.49% (Institutional Class)

(1)	The period ended October 31, 2018, consists of 11 months because the Fund changed its fiscal year end from November 30 to October 31, effective October 26, 2018.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2018, is that of the BP Capital TwinLine MLP Fund.

The Alerian MLP Index is float-adjusted, capitalization-weighted index commonly used to measure the performance of energy master limited partnerships. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Managers Toby Loftin and Ben Cook
BP Capital Fund Advisors, LLC (sub-advisor)

Performance:

For the 11-month period ended October 31, 2018, the Investor Class of the Hennessy BP Midstream Fund returned -6.15%, underperforming both the Alerian MLP Index (the Fund’s primary benchmark) and the S&P 500 Index, which returned 2.06% and 4.15%, respectively, for the same period.

The Fund underperformed its primary benchmark index primarily as a result of overweight positions in Master Limited Partnerships (MLPs) that were heavily affected by an adverse Federal Energy Regulatory Commission ruling. The ruling, which passed in March 2018, effectively led to a reduction in cash flow and distribution forecasts for certain regulated businesses. The Fund was overweight MLP companies with large regulated businesses, such as pipeline operators, which experienced sharp reductions in their expected profitability and so performed poorly. The Fund was underweight large-cap, more diversified MLPs with less exposure to regulated businesses that experienced much smaller reductions in their expected profitability and so performed relatively well. The Fund also underperformed the broader domestic equity market, as represented by the S&P 500 Index, as a result of investor rotation out of energy-related companies and into consumer-oriented industry groups such as retailers and healthcare service companies. Large-cap, diversified midstream companies, unaffected by the aforementioned ruling, contributed most to relative performance. On an individual company basis, major contributors to the Fund’s relative performance included Targa Resources, Inc., Kinder Morgan, Inc., and Hess Midstream Partners LP, while major detractors included Energy Transfer Partners LP, TC Pipeline Partners LP, and Enbridge Energy Partners LP.

The Fund continues to own all the companies mentioned.

Portfolio Strategy:

The Fund seeks to build a portfolio of midstream energy companies with the following characteristics: cash flows linked to non-price factors such as volumes consumed; long-term agreements with customers such as utilities or power consumers; and strong balance sheets. Our intensive, fundamental, “boots-on-the-ground” research process, coupled with proprietary financial modeling, differentiates us from our competitors and allows us to uncover potential equity mispricings that can meaningfully drive performance.

Investment Commentary:

Despite the underperformance versus the broader equity market this year, we believe the outlook for midstream energy companies remains bright. We believe midstream companies can benefit from the current robust rate of growth in the production of crude oil, natural gas, and natural gas liquids in the U.S. They can also benefit from U.S. exports of crude oil, natural gas, and natural gas liquids that have also been growing rapidly. Midstream companies can also benefit from higher energy commodity prices.

HENNESSY FUNDS	1-800-966-4354
5

Three holdings were added to the Fund this year, including Cheniere Energy Partners LP, CNX Midstream Partners LP, and Noble Midstream Partners LP. Eleven companies are no longer in the Fund, including Buckeye Partners LP, Dominion Midstream Partners LP, Enbridge Energy Partner, LP, Kinder Morgan, Inc. preferred shares, PBFX Partners LP, Rice Midstream Partners LP, Tallgrass Energy Partner, LP, TC Pipelines LP, Valero Partners LP, and Dominion Energy, Inc.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. The Fund invests in small-capitalization and medium-capitalization companies, which involves additional risks such as limited liquidity and greater volatility. Funds that concentrate in a single sector may be subject to a higher degree of risk. Energy-related companies are subject to specific risks, including fluctuations in commodity prices and consumer demand, substantial government regulation, and depletion of reserves. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. Use of derivatives can increase the volatility of the Fund.

MLPs and MLP investments have unique characteristics. The Fund does not receive the same tax benefits as a direct investment in an MLP.

The prices of MLP units may fluctuate abruptly and trading volume may be low, making it difficult for the Fund to sell its units at a favorable price. MLP general partners have the power to take actions that adversely affect the interests of unit holders. Most MLPs do not pay U.S. federal income tax at the partnership level, but an adverse change in tax laws could result in MLPs being treated as corporations for federal income tax purposes, which could reduce or eliminate distributions paid by MLPs to the Fund. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes, and therefore, is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations (currently a maximum rate of 21%), as well as state and local income taxes. The Fund will not benefit from current favorable federal income tax rates on long-term capital gains, and Fund income and losses will not be passed on to shareholders. The Fund accrues deferred income taxes for future tax liabilities associated with the portion of MLP distributions considered to be a tax-deferred return of capital and for any net operating gains as well as capital appreciation of its investments. This deferred tax liability is reflected in the daily net asset value of the Fund and as a result the Fund’s after-tax performance could differ significantly from the underlying assets even if the pre-tax performance is closely tracked. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents being transferred into and out of a company.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY BP MIDSTREAM FUND
(% of Total Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% TOTAL ASSETS
Energy Transfer Equity LP	14.45%
The Williams Companies, Inc.	9.44%
Enterprise Products Partners LP	9.09%
Targa Resources Corp.	7.35%
Kinder Morgan, Inc.	5.80%
MPLX LP	5.11%
Shell Midstream Partners LP	5.11%
CNX Midstream Partners LP	5.02%
Magellan Midstream Partners LP	4.85%
Plains All American Pipeline LP	4.79%

Note: The Fund concentrates its investments in the Energy industry.  For presentation purposes, the Fund uses custom categories.

HENNESSY FUNDS	1-800-966-4354

7

COMMON STOCKS – 27.13%	Number		% of
	of Shares	Value	Net Assets
Gathering & Processing – 8.83%
Targa Resources Corp.	140,093	$7,238,605	8.83%

Natural Gas/NGL Transportation – 18.30%
Kinder Morgan, Inc.	335,438	5,709,155	6.96%
The Williams Companies, Inc.	382,053	9,295,349	11.34%
		15,004,504	18.30%
Total Common Stocks
(Cost $24,288,755)		22,243,109	27.13%

PARTNERSHIPS & TRUSTS – 91.95%

Crude Oil & Refined Products – 46.32%
Andeavor Logistics LP	59,713	2,392,103	2.92%
BP Midstream Partners LP	126,629	2,310,979	2.82%
Enterprise Products Partners LP	333,755	8,951,309	10.92%
Hess Midstream Partners LP	126,693	2,848,059	3.47%
Holly Energy Partners LP	86,539	2,520,016	3.07%
Magellan Midstream Partners LP	77,462	4,777,856	5.83%
Phillips 66 Partners LP	90,718	4,437,017	5.41%
Plains All American Pipeline LP	216,636	4,716,166	5.75%
Shell Midstream Partners LP	246,015	5,028,546	6.13%
		37,982,051	46.32%

Gathering & Processing – 21.56%
Antero Midstream GP LP	141,570	2,280,693	2.78%
Antero Midstream Partners LP	28,800	868,320	1.06%
CNX Midstream Partners LP	270,611	4,938,651	6.02%
MPLX LP	149,649	5,029,703	6.14%
Noble Midstream Partners LP	40,697	1,389,395	1.70%
Western Gas Partners LP	80,080	3,167,965	3.86%
		17,674,727	21.56%

Natural Gas/NGL Transportation – 24.07%
Cheniere Energy Partners LP	41,245	1,388,719	1.69%
Energy Transfer Equity LP	915,275	14,223,370	17.35%
EQM Midstream Partners LP	89,892	4,126,942	5.03%
		19,739,031	24.07%
Total Partnerships & Trusts
(Cost $78,851,763)		75,395,809	91.95%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 0.00% (b)	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 0.00% (b)
Morgan Stanley Institutional Liquidity Funds – Government Portfolio,
Institutional Class 2.05% (a)	142	$142	0.00%

Total Short-Term Investments
(Cost $142)		142	0.00%

Total Investments
(Cost $103,140,660) – 119.08%		97,639,060	119.08%
Liabilities in Excess of Other Assets – (19.08)%		(15,641,730)	(19.08)%

TOTAL NET ASSETS – 100.00%		$81,997,330	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield at October 31, 2018.
(b)	Amount calculated is less than 0.005%.

Summary of Fair Value Exposure at October 31, 2018
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Gathering & Processing	$7,238,605	$—	$—	$7,238,605
Natural Gas/NGL Transportation	15,004,504	—	—	15,004,504
Total Common Stocks	$22,243,109	$—	$—	$22,243,109
Partnerships & Trusts
Crude Oil & Refined Products	$37,982,051	$—	$—	$37,982,051
Gathering & Processing	17,674,727	—	—	17,674,727
Natural Gas/NGL Transportation	19,739,031	—	—	19,739,031
Total Partnerships & Trusts	$75,395,809	$—	$—	$75,395,809
Short-Term Investments
Money Market Funds	$142	$—	$—	$142
Total Short-Term Investments	$142	$—	$—	$142
Total Investments	$97,639,060	$—	$—	$97,639,060

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $103,140,660)	$97,639,060
Dividends and interest receivable	648,813
Receivable for securities sold	150,560
Receivable for fund shares sold	1,527
Prepaid expenses and other assets	15,939
Total Assets	98,455,899

LIABILITIES:
Loans payable	127,000
Payable for fund shares redeemed	16,099,440
Payable to advisor	84,790
Payable to administrator	29,368
Payable to auditor	56,981
Accrued distribution fees	4,304
Accrued service fees	273
Accrued franchise tax	19,899
Accrued trustees fees	3,450
Accrued expenses and other payables	33,064
Total Liabilities	16,458,569
NET ASSETS	$81,997,330

NET ASSETS CONSIST OF:
Capital stock	$105,270,507
Total distributable earnings	(23,273,177)
Total Net Assets	$81,997,330

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$20,072,836
Shares issued and outstanding	1,585,162
Net asset value, offering price and redemption price per share	$12.66

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$61,924,494
Shares issued and outstanding	4,825,100
Net asset value, offering price and redemption price per share	$12.83

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

STATEMENT OF ASSETS AND LIABILITIES/STATEMENTS OF OPERATIONS

Financial Statements

Statements of Operations

	11 Months Ended	Year Ended
	October 31, 2018(1)	November 30, 2017
INVESTMENT INCOME:
Distributions received from master limited partnerships	$5,760,323	$4,921,818
Less: return of capital on distributions received	(5,740,549)	(4,921,818)
Dividend income	388,201	288,824
Interest income	15,391	29,818
Other income	930	—
Total investment income	424,296	318,642

EXPENSES:
Investment advisory fees (See Note 5)	1,104,181	901,198
Sub-transfer agent expenses – Investor Class (See Note 5)	14,172	17,002 (2)
Sub-transfer agent expenses – Institutional Class (See Note 5)	72,141	65,503
Administration, fund accounting, custody
and transfer agent fees (See Note 5)	173,370	157,030
Distribution fees – Investor Class (See Note 5)	39,396	50,502 (2)
Service fees – Investor Class (See Note 5)	273	—
Federal and state registration fees	49,221	72,493
Reports to shareholders	23,377	20,121
Compliance expense (See Note 5)	10,271	10,807
Audit fees	46,411	27,411
Trustees’ fees and expenses	17,661	13,555
Legal fees	4,946	10,381
Interest expense (See Note 7)	5,338	—
Franchise tax expense	20,651	5,826
Other expenses	24,488	41,564
Total expenses before reimbursement by advisor	1,605,897	1,393,393
Expense reimbursement by advisor – Investor Class	(11,873)	(22,557)
Expense reimbursement by advisor – Institutional Class	(53,808)	(91,065)
Total expenses before state franchise and income taxes	1,540,216	1,279,771
State franchise and income tax expense	272	17,880
Total expenses	1,540,488	1,297,651
NET INVESTMENT LOSS	$(1,116,192)	$(979,009)

REALIZED AND UNREALIZED LOSSES:
Net realized gain (loss) on investments	$(4,616,225)	$2,579,686
Net change in unrealized
appreciation/depreciation on investments	(2,268,476)	(7,705,161)
Net loss on investments	(6,884,701)	(5,125,475)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(8,000,893)	$(6,104,484)

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)
Effective November 28, 2017, Class C shares converted into Class A shares (redesignated as Investor Class shares).  The amounts presented are inclusive of Class C sub-transfer agent expenses of $3,099 and Class C distribution fees of $15,743.

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

11

Financial Statements

Statements of Changes in Net Assets

OPERATIONS:
Net investment loss
Net realized gain (loss) on investments
Net change in unrealized appreciation/depreciation on investments
Net increase (decrease) in net assets resulting from operations

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Return of capital – Investor Class
Return of capital – Class C(2)
Return of capital – Institutional Class
Total distributions

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class
Proceeds from shares subscribed – Class C(2)
Proceeds from shares subscribed – Institutional Class
Proceeds from shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Dividends reinvested – Investor Class
Dividends reinvested – Class C(2)
Dividends reinvested – Institutional Class
Cost of shares redeemed – Investor Class
Cost of shares redeemed – Class C(2)
Cost of shares redeemed – Institutional Class
Cost of shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net increase (decrease) in net assets derived from capital share transactions
TOTAL INCREASE (DECREASE) IN NET ASSETS

NET ASSETS:
Beginning of year
End of year

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class
Shares sold – Class C(2)
Shares sold – Institutional Class
Shares sold in connection with the conversion of Class C shares into Investor Class shares(2)
Shares issued to holders as reinvestment of dividends – Investor Class
Shares issued to holders as reinvestment of dividends – Class C(2)
Shares issued to holders as reinvestment of dividends – Institutional Class
Shares redeemed – Investor Class
Shares redeemed – Class C(2)
Shares redeemed – Institutional Class
Shares redeemed in connection with the conversion of Class C shares into Investor Class shares(2)
Net increase/(decrease) in shares outstanding

(1)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(2)	Effective November 28, 2017, Class C shares converted into Class A shares (redesignated as Investor Class shares).
(3)	Includes accumulated net investment loss of $(1,594,345).
(4)	Includes accumulated net investment loss of $(615,336).

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

12

STATEMENTS OF CHANGES IN NET ASSETS

11 Months Ended	Year Ended	Year Ended
October 31, 2018(1)	November 30, 2017	November 30, 2016

$(1,116,192)	$(979,009)	$(359,288)
(4,616,225)	2,579,686	(2,131,928)
(2,268,476)	(7,705,161)	8,783,980
(8,000,893)	(6,104,484)	6,292,764

(1,237,326)	(878,781)	(594,838)
—	(159,349)	(133,706)
(6,588,759)	(3,683,962)	(1,690,839)
(7,826,085)	(4,722,092)	(2,419,383)

12,908,692	9,320,726	8,205,734
—	881,860	781,503
61,536,519	65,450,965	23,087,389
—	2,418,423	—
1,178,239	824,902	582,056
—	134,926	112,132
5,538,251	2,907,358	1,586,986
(8,575,706)	(7,382,602)	(4,491,015)
—	(395,943)	(643,867)
(74,214,680)	(10,344,313)	(10,511,018)
—	(2,418,423)	—
(1,628,685)	61,397,879	18,709,900
(17,455,663)	50,571,303	22,583,281

99,452,993	48,881,690	26,298,409
$81,997,330	$99,452,993 (3)	$48,881,690 (4)

943,640	172,119	549,681
—	54,624	53,955
4,254,660	4,105,091	1,632,576
—	582,014	—
84,132	51,651	38,802
—	8,532	7,570
391,738	180,611	106,199
(605,087)	(455,427)	(343,289)
—	(25,294)	(43,305)
(5,454,423)	(646,034)	(757,714)
—	(174,005)	—
(385,340)	3,853,882	1,244,475

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

13

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)(6)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
State and federal income tax expense
Deferred tax expense
Total expense

Ratio of net investment loss to average net assets:
Before expense reimbursement(6)
After expense reimbursement(6)
Portfolio turnover rate(8)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from net investment loss and realized and unrealized gain/loss.
(6)	Includes state income tax expense and deferred tax expense from net investment loss only.
(7)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(8)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Period Ended		Year Ended November 30,				Period Ended
October 31,						November 30,
2018(7)		2017	2016	2015		2014(1)

$14.51		$16.54	$15.45	$22.25		$20.00

(0.16)		(0.22)	(0.17)	(0.20)		(0.20)
(0.66)		(0.78)	2.29	(5.60)		2.87
(0.82)		(1.00)	2.12	(5.80)		2.67

(1.03)		(1.03)	(1.03)	(1.00)		(0.42)
(1.03)		(1.03)	(1.03)	(1.00)		(0.42)
$12.66		$14.51	$16.54	$15.45		$22.25

(6.15	)%(3)	(6.49)%	14.78%	(27.17)%		13.37	%(3)

$20.07		$16.86	$13.43	$8.76		$7.17

1.83	%(4)	1.89%	2.21%	2.70%		4.04	%(4)
1.75	%(4)	1.75%	1.74%	1.74%		1.75	%(4)
0.03%		0.02%	—	—		—
—		—	—	(1.32	)%(5)	3.98	%(4)(5)
1.78	%(4)	1.77%	1.74%	0.42%		5.73	%(4)

(1.34	)%(4)	(1.50)%	(1.60)%	(1.97)%		(3.28	)%(4)
(1.26	)%(4)	(1.36)%	(1.13)%	(1.01)%		(0.99	)%(4)
64	%(3)	63%	139%	96%		70	%(3)

The accompanying notes are an integral part of these financial statements.

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15

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

PER SHARE DATA:
Net asset value, beginning of period

Income from investment operations:
Net investment loss(2)(6)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from return of capital
Total distributions
Net asset value, end of period

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
State and federal income tax expense
Deferred tax expense
Total expense

Ratio of net investment loss to average net assets:
Before expense reimbursement(6)
After expense reimbursement(6)
Portfolio turnover rate(8)

(1)	Fund commenced operations on December 31, 2013.
(2)	Calculated using the average shares outstanding method.
(3)	Not annualized.
(4)	Annualized.
(5)	Deferred tax expense estimate is derived from the net investment loss and realized and unrealized gain/loss.
(6)	Includes state income tax expense and deferred tax expense from net investment loss only.
(7)	The period ended October 31, 2018, consists of 11 months due to the Fund’s fiscal year end change from November 30 to October 31, effective October 26, 2018.
(8)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

16

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Period Ended		Year Ended November 30,				Period Ended
October 31,						November 30,
2018(7)		2017	2016	2015		2014(1)

$14.66		$16.66	$15.53	$22.28		$20.00

(0.14)		(0.18)	(0.12)	(0.14)		(0.15)
(0.66)		(0.79)	2.28	(5.61)		2.87
(0.80)		(0.97)	2.16	(5.75)		2.72

(1.03)		(1.03)	(1.03)	(1.00)		(0.44)
(1.03)		(1.03)	(1.03)	(1.00)		(0.44)
$12.83		$14.66	$16.66	$15.53		$22.28

(5.94	)%(3)	(6.25)%	14.97%	(26.90)%		13.60	%(3)

$61.92		$82.59	$33.22	$15.72		$7.79

1.56	%(4)	1.64%	1.95%	2.34%		3.79	%(4)
1.50	%(4)	1.50%	1.48%	1.42%		1.50	%(4)
0.02%		0.02%	—	—		—
—		—	—	(1.24	)%(5)	3.98	%(4)(5)
1.52	%(4)	1.52%	1.48%	0.18%		5.48	%(4)

(1.15	)%(4)	(1.28)%	(1.28)%	(1.63)%		(3.03	)%(4)
(1.09	)%(4)	(1.14)%	(0.81)%	(0.71)%		(0.74	)%(4)
64	%(3)	63%	139%	96%		70	%(3)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

17

Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy BP Midstream Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund is a successor to the BP Capital TwinLine MLP Fund (the “Predecessor Fund”) pursuant to a reorganization that took place after the close of business on October 26, 2018.  Prior to October 26, 2018, the Fund had no investment operations.  As a result of the reorganization, holders of Class A shares of the Predecessor Fund received Investor Class shares of the Fund, and holders of Class I shares of the Predecessor Fund received Institutional Class shares of the Fund. The Fund is the accounting and performance information successor of the Predecessor Fund.  The investment objective of the Fund is to seek capital appreciation through distribution growth along with current income. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes. Because the Fund is treated as a “C” corporation, it will not be taxed as a regulated investment company under Subchapter M of the Code, and therefore is not required to comply with the diversification requirements applicable to regulated investment companies. The Fund is a non-diversified fund.  Effective October 26, 2018, the Fund changed its fiscal year end from November 30 to October 31.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses.  There are no sales charges.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – The Fund, taxed as a corporation, is obligated to pay U.S. federal and state income tax on its taxable income. Currently, the maximum marginal regular federal income tax rate for a corporation is 21%. The Fund invests its assets primarily in midstream energy infrastructure investments, which may include, but are not limited to, master limited partnerships (“MLPs”) and entities with economic characteristics similar to MLPs. MLPs are treated as partnerships for federal income tax purposes. As a limited partner in MLPs, the Fund reports its allocable share of each MLP’s taxable income in computing its own taxable income.

In calculating the Fund’s daily net asset value, the Fund will account for its deferred tax asset and liability balances. In accordance with U.S. GAAP, the Fund will accrue a deferred income tax liability balance for its future tax liability associated

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18

NOTES TO THE FINANCIAL STATEMENTS

with the capital appreciation of its investments and the distributions received by the Fund on equity securities of MLPs considered to be return of capital and for any net operating gains. This accrual will be based on the current effective U.S. federal income tax rate plus an estimated state income tax rate.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that at least some portion of a deferred income tax asset will not be realized. From time to time, as new information becomes available, the Fund will modify its estimates or assumption regarding the deferred tax liabilities or assets. As of October 31, 2018, the Fund did not record a deferred tax asset or liability.

The Tax Cuts and Jobs Act of 2017 was signed on December 22, 2017, reducing the federal corporate income tax rate from 35% to 21% and repealing the corporate alternate minimum tax. As a result, the Fund’s net deferred tax asset balance of $2,767,593 on December 22, 2017, was reduced to $1,781,088, which continued to be offset by a full valuation allowance. Due to the full valuation allowance, the reduction in the federal corporate income tax rate had no impact on the Fund’s net asset value per share. If the Fund’s deferred tax asset were to change to a deferred tax liability, the liability would be reflected at the newly enacted corporate tax rate of 21% plus an estimated state and local income tax rate.

Deferred Tax Assets:	Total
Net operating loss carryforwards	$567,057
State net operating loss carryforwards	22,339
Capital loss carryforwards (tax basis)	2,739,024
Unrealized losses	376,281
Alternative minimum tax credit	—
Total Deferred Tax Assets (Before Valuation Allowance)	3,704,701
Valuation Allowance	(3,688,806)
Total Net Deferred Tax Asset / Liability	$15,895

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets. Distributions received from the Fund’s investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the energy trusts of MLPs. The Fund records investment income on the ex-date of the distributions. For financial statement purposes, the

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19

Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each energy trust or MLP and other industry sources. These estimates may subsequently be revised based on information received from energy trusts and MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Fund.

e).
Distributions to Shareholders – The Fund intends to make quarterly cash distributions to its shareholders. Due to the tax treatment of the Fund’s allocations and distributions from MLPs, a significant portion of the Fund’s distributions to shareholders will likely be treated as return of capital to shareholders for U.S. federal income tax purposes (i.e., as distributions in excess of the Fund’s current and accumulated earnings and profits as described below). However, no assurance can be given in this regard; just as the Fund’s corporate income tax liability can fluctuate materially from year to year, the extent to which the Fund is able to make return-of-capital distributions also can vary materially from year to year depending on a number of different factors, including the composition of the Fund’s portfolio, the level of allocations of net income and other tax items for the Fund from its underlying MLP investments during a particular taxable year, the length of time the Fund has owned the MLP equity securities in its portfolio, and the extent to which the Fund disposes of MLP equity securities during a particular year, including, if necessary, to meet Fund shareholder redemption requests.

In general, a distribution will constitute a return of capital to a shareholder, rather than a dividend, to the extent such distribution exceeds the Fund’s current and accumulated earnings and profits. The portion of any distribution treated as a return of capital will constitute a tax-free return of capital to the extent of the shareholder’s basis in its Fund shares and thereafter generally will be taxable to the shareholder as a capital gain. Any such distribution, in turn, will result in a reduction in a shareholder’s basis in the Fund’s shares (but not below zero) to the extent of the return of capital and in the shareholder’s recognizing more gain or less loss (that is, will result in an increase of a shareholder’s tax liability) when the shareholder later sells shares of the Fund. To permit the Fund to maintain a more stable distribution rate, the Fund may distribute less or more than the entire amount of cash it receives from its investments in a particular period. Any undistributed cash would be available to supplement future distributions, and until distributed would add to the Fund’s net asset value. Correspondingly, such amounts, once distributed, will be deducted from the Fund’s net asset value. In addition, the Fund may determine not to make distributions in quarters in which the Fund believes that a distribution could cause adverse tax consequences to shareholders, including when the Fund believes that a distribution may not constitute a tax-free return of capital as described above.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

HENNESSYFUNDS.COM
20

NOTES TO THE FINANCIAL STATEMENTS

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Derivatives – The Fund may invest in, or enter into, derivatives, such as options, futures contracts, options on futures contracts, and swaps, for a variety of reasons, including to hedge certain risks, provide a substitute for purchasing or selling particular securities, or increase potential income gain.  Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement.  Derivatives may allow the Fund to increase or decrease its level of risk more quickly and efficiently than transactions in other types of instruments.  The main reason for utilizing derivative instruments is for hedging purposes.

The Fund follows the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification.  Under such rules, the Fund is required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s results of operations and financial position.  During the 11-month period ended October 31, 2018, and the year ended November 30, 2017, the Fund did not hold any derivative instruments.

j).
Partnership Accounting Policy – The Fund records its pro rata share of income/loss and capital gains/losses to the extent of distributions it has received, allocated from the underlying partnerships and accordingly adjusts the cost basis of the underlying partnerships for return of capital.

k).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

l).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure

HENNESSY FUNDS	1-800-966-4354
21

of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, MLPs, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may

HENNESSYFUNDS.COM
22

NOTES TO THE FINANCIAL STATEMENTS

have occurred in the interim.  In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets.  Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market.  Using a fair value

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23

pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs.  Such securities are generally classified in Level 2 of the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations.  Various inputs are used to determine the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during the 11-month period ended October 31, 2018, were $82,692,307 and $68,209,113, respectively.  For the year ended November 30, 2017, the purchases and sales of investment securities (excluding government and short-term investments) for the Fund were $107,519,630 and $48,698,827, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during the 11-month period ended October 31, 2018, or the year ended November 30, 2017.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During the period of October 26, 2018 (reorganization date), through October 31, 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Prior to the close of business on October 26, 2018, BP Capital Fund Advisors, LLC (“BPCFA”) acted as the investment advisor to the Predecessor Fund. BPCFA furnished all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, BPCFA was entitled to a monthly fee from the Predecessor Fund. The fee was based upon the average daily net assets of the Predecessor Fund at an annual rate of 1.10%.  The net investment advisory fees expensed by the Fund during the period from December 1, 2017, to October 26, 2018, and the year ended November 30, 2017, were $1,089,471 and $901,198, respectively.

Effective following the close of business on October 26, 2018, the Advisor (Hennessy Advisors, Inc.) began providing the Fund with investment advisory services under an Investment Advisory Agreement.  The Advisor oversees the provision of investment advice and furnishes office space and facilities, as well as most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from

HENNESSYFUNDS.COM
24

NOTES TO THE FINANCIAL STATEMENTS

the Fund.  The fee is based upon the average daily net assets of the Fund at an annual rate of 1.10%.  The net investment advisory fees expensed by the Fund during the period from October 27, 2018, to October 31, 2018, were $14,710.

Following the close of business on October 26, 2018, the Advisor delegated the day-to-day management of the Fund to a sub-advisor, BPCFA, and began paying a sub-advisory fee, based upon the daily net assets of the Fund, at the rate of 0.40%. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund.

The Advisor has contractually agreed to limit total annual operating expenses to 1.75% of the Fund’s net assets for Investor Class shares and 1.50% of the Fund’s net assets for Institutional Class shares (in each case, excluding all federal, state, and local taxes, interest, brokerage commissions, dividend and interest expenses on short sales, extraordinary items, and acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities) through October 25, 2020.  During the period October 26, 2018, through October 31, 2018, the Advisor waived expenses of $2,918.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses. During the period October 26, 2018, through October 31, 2018, cumulative expenses subject to potential recovery under the aforementioned conditions and year of expiration were as follows:

October 31, 2021
Investor Class	$597
Institutional Class	$2,321

During the year ended November 30, 2017, and for the period from December 1, 2017, to the close of business on October 26, 2018, BPCFA had contractually agreed to limit total annual operating expenses and to maintain the expense limitation for the Predecessor Fund on the same terms as described above.  During the year ended November 30, 2017, BPCFA waived expenses of $113,622.  During the period from December 1, 2017, to the close of business on October 26, 2018, BPCFA waived expenses of $62,763.  All previously fees waived by BPCFA are no longer subject to reimbursement from the Fund.

During the period from December 1, 2017, to the close of business on October 26, 2018, and for the year ended November 30, 2017, the Predecessor Fund had a Shareholder Servicing Plan in place on behalf of each share class. Under the Shareholder Servicing Plan, Investor Class and Institutional Class shares were authorized to pay an annual shareholder servicing fee of up to 0.10% of each class’s average daily net assets. This fee was used to finance certain activities related to servicing and maintaining shareholder accounts and is included in sub-transfer agent expenses in the Statement of Operations.

Effective following the close of business on October 26, 2018, the Board approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder servicing fees expensed by the Fund during the period from October 27, 2018, to October 31, 2018, were $273.

During the period from December 1, 2017, to the close of business on October 26, 2018, and for the year ended November 30, 2017, the Predecessor Fund had a distribution plan in place pursuant to Rule 12b-1 under the 1940 Act. The distribution plan required the

HENNESSY FUNDS	1-800-966-4354
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payment of a monthly service fee to Foreside Fund Services, LLC at an annual rate of 0.25% of the average daily net assets attributed to Investor Class shares. Effective following the close of business on October 26, 2018, the Fund adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during the 11-month period ended October 31, 2018, and the year ended November 30, 2017, are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  The sub-transfer agent fees (inclusive of the fees under the shareholder servicing plan for the Predecessor Fund described above) expensed by the Fund during the 11-month period ended October 31, 2018, and the year ended November 30, 2017, are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during the 11-month period ended October 31, 2018, and the year ended November 30, 2017, are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

During the period from December 1, 2017, to the close of business on October 26, 2018, and the year ended November 30, 2017, the officers and Chief Compliance Officer of the Predecessor Fund were employees of Fund Services.  Chief Compliance Officer Fees paid by the Predecessor Fund to Fund Services during the period from December 1, 2017, to October 26, 2018 and the year ended November 30, 2017, were $10,271 and $10,807, respectively.  Effective following the close of business on October 26, 2018, the officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other

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NOTES TO THE FINANCIAL STATEMENTS

Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The Fund did not incur any compliance expense during the period from October 27, 2018, to October 31, 2018.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

During the year ended November 30, 2017, the Predecessor Fund had a $10,000,000 line of credit with U.S. Bank N.A. for temporary or extraordinary purposes. During such period, the Predecessor Fund did not have any borrowings on the line of credit.  During the period from December 1, 2017, through October 26, 2018, the Predecessor Fund had an outstanding average daily balance and a weighted average interest rate of $109,400 and 4.76%, respectively. The interest expensed by the Predecessor Fund during such period is included in the Statement of Operations. The maximum amount outstanding for the Predecessor Fund during such period was $2,560,000. As of October 26, 2018, the Predecessor Fund did not have any borrowings outstanding under the line of credit.

After the close of business on October 26, 2018, the Fund had an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). From October 29, 2018, through October 31, 2018, the Fund had an outstanding average daily balance and a weighted average interest rate of $86,600 and 5.25%, respectively. The interest expensed by the Fund during such period is included in the Statement of Operations. The maximum amount outstanding for the Fund during such period was $269,000. As of October 31, 2018, the Fund had a loan payable of $127,000.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$100,000,804
Gross tax unrealized appreciation	$4,967,160
Gross tax unrealized depreciation	(7,328,904)
Net tax unrealized appreciation	$(2,361,744)

To the extent the Fund has a net capital loss in any tax year, the net capital loss generally can be carried back three years and forward five years to offset any capital gains realized during those other years. To the extent the Fund has a net operating loss in any

HENNESSY FUNDS	1-800-966-4354
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tax year the net operating loss generally can be carried back two years or forward twenty years to reduce the Fund’s net income realized during those other years. In the event a capital loss carryover or net operating loss carryover cannot be utilized in the carryover periods, the Fund’s U.S. federal income tax liability may be higher than expected, which will result in less cash available to distribute to shareholders. As of October 31, 2018, the Fund had capital loss carryforwards that expire as follows:

Amount	Expiration
$1,511,860	10/31/2020
2,137,300	10/31/2021
7,987,383	10/31/2023

As of October 31, 2018, the Fund had net operating loss carryforwards that expire as follows:

Amount	Expiration
$1,937,148	10/31/2037
539,645	Indefinite

Total income taxes have been computed by applying the federal statutory income tax rate of 35% plus a blended state income tax rate. The Fund applied this effective rate to net investment income, realized and unrealized gains on investments before taxes in computing its total income taxes.

Total Tax Expense (Benefit)	Total
Tax expense (benefit) at statutory rates	$(1,680,187)
State income tax expense, net of federal benefit	(200,745)
Tax expense (benefit) on permanent items(1)	(42,681)
Tax expense (benefit) due to change in effective state rates	—
Total current tax expense (benefit)	—
Change in Federal/State rate due to tax reform	986,505
Change in valuation allowance	921,213
Total tax expense	$(15,895)

(1)  Permanent items are made up of dividends received deductions.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. federal tax returns and state tax returns filed or expected to be filed since inception of the Fund. No income tax returns are currently under examination. Generally, tax authorities can examine all tax returns filed for the last three years. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

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NOTES TO THE FINANCIAL STATEMENTS

During the 11-month period ended October 31, 2018 (estimated), and the years ended November 30, 2017 and 2016, the tax character of distributions paid by the Fund was as follows:

	11-Month Period Ended	Year Ended	Year Ended
	October 31, 2018	November 30, 2017	November 30, 2016
Ordinary income(1)	$—	$637,466	$—
Long-term capital gain	—	—	—
Return of capital	7,826,085	4,084,626	2,419,383
	$7,826,085	$4,722,092	$2,419,383

(1) Ordinary income includes short-term capital gains.

9).  AGREEMENT AND PLAN OF REORGANIZATION

On October 22, 2018, shareholders of the Predecessor Fund approved an Agreement and Plan of Reorganization between the Trust, on behalf of the Fund, and Professionally Managed Portfolios, a Massachusetts business Trust, on behalf of the Predecessor Fund. The Agreement and Plan of Reorganization provided for the transfer of all of the assets of the Predecessor Fund to the Fund and the assumption of the liabilities (other than any excluded liabilities) of the Predecessor Fund by the Fund. The Fund was created to carry out the reorganization and has a substantially similar investment objective and substantially similar principal investment strategies as the Predecessor Fund. The reorganization was effective as of the close of business on October 26, 2018. The following table illustrates the specifics of the reorganization of the Predecessor Fund into the Fund:

	Shares Issued
Predecessor Fund	to Shareholders of	Fund	Combined	Tax Status
Net Assets	Predecessor Fund	Net Assets	Net Assets	of Transfer
$98,129,391(1)	7,698,159	$0	$98,129,391	Non-taxable

(1)	Includes accumulated net investment loss, accumulated realized gains and unrealized appreciation in the amounts of $(15,348,815), $(7,211,324) and $(5,832,377), respectively.

10).  MATTERS SUBMITTED TO A SHAREHOLDER VOTE (Unaudited)

A special meeting of shareholders of the Predecessor Fund was held on October 22, 2018, and the following matter was approved:

Proposal to approve an Agreement and Plan of Reorganization pursuant to which all of the assets of the BP Capital TwinLine MLP Fund will be transferred to the Hennessy BP Midstream Fund, a newly formed series of Hennessy Funds Trust, in exchange for Investor Class and Institutional Class shares of the Hennessy BP Midstream Fund, distributed pro rata by the BP Capital TwinLine MLP Fund to its Class A and Class I shareholders, and the Hennessy BP Midstream Fund’s assumption of BP Capital TwinLine MLP Fund’s stated liabilities.

For: 4,802,637
Against: 28,256
Abstain: 22,075
Nonvotes: 0

11).  EVENTS SUBSEQUENT TO PERIOD END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements.  Management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy BP Midstream Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy BP Midstream Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statements of operations for the eleven months ended October 31, 2018 and the year ended November 30, 2017, the statements of changes in net assets for the eleven months ended October 31, 2018 and each of the two years ended November 30, 2017, financial highlights for the eleven months ended October 31, 2018 and each of the three years ended November 30, 2017, and for the period from December 31, 2013 (commencement of operations) to November 30, 2014, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations, the changes in its net assets and the financial highlights for each of periods noted above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

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30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

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33

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
34

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 981.00	$8.69
Hypothetical (5% return before expenses)	$1,000.00	$1,016.43	$8.84

Institutional Class
Actual	$1,000.00	$ 982.70	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,017.69	$7.58

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.74% for Investor Class shares or 1.49% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

35

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

36

PROXY VOTING — BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

Board Approval of Investment Advisory
Agreements (Unaudited)

At its meeting on October 7, 2018, the Board of Trustees of the Fund (the “Board,” and the members thereof, the “Trustees”) unanimously approved the new investment advisory agreement of the Fund with Hennessy Advisors, Inc. (the “Advisor”) and the new sub-advisory agreement of the Fund between the Advisor and BP Capital Fund Advisors, LLC (the “Sub-Advisor”). The Fund was established in connection with an agreement and plan of reorganization between the Trust, with respect to the Fund, and Professionally Managed Portfolios, with respect to BP Capital TwinLine MLP Fund (the “predecessor Fund”), pursuant to which the predecessor Fund was reorganized into the Fund.

As part of the process of approving the advisory and sub-advisory agreements, the Trustees reviewed their fiduciary duties with respect to approving the advisory and sub-advisory agreements and the relevant factors for them to consider. In addition, the Trustees who are not deemed “interested persons” (as defined by the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”) met in executive session to discuss the approval of the advisory and sub-advisory agreements.

In advance of the meeting, the Advisor sent detailed information to the Trustees to assist them in their evaluation of the advisory and sub-advisory agreements. This information included, but was not limited to, the following:

(1)	A memorandum from outside legal counsel that described the fiduciary duties of the Board with respect to approving the advisory and sub-advisory agreements and the relevant factors for consideration;

(2)
A memorandum from the Advisor that listed the factors relevant to the Board’s approval of the advisory and sub-advisory agreements and also referenced the documents that had been provided to help the Board assess each such factor;

(3)
An inventory of the range of services to be provided by the Advisor and the Sub-Advisor to the Fund, and the distinction between the services to be provided by the Advisor as compared to the services to be provided by the Sub-Advisor;

(4)	A written discussion of economies of scale;

(5)	The forms of advisory and sub-advisory agreements;

(6)
A recent fact sheet of the predecessor Fund, which included, among other things, performance information over various periods during which the Sub-Advisor was the investment advisor to the predecessor Fund;

(7)	A peer expense comparison for the anticipated net expense ratio and the investment advisory fee of the Fund;

(8)	The Advisor’s financial statements from its most recent Form 10-K and Form 10-Q;

(9)	Information about the Fund’s compliance program;

(10)	The Advisor’s current Form ADV Part 1A (noting that the Advisor is not required to prepare and maintain Form ADV Part 2A or 2B);

(11)	A completed questionnaire from the Sub-Advisor;

(12)	The Sub-Advisor’s Code of Ethics;

(13)	The Sub-Advisor’s Form ADV Parts 1A, 2A, and 2B; and

(14)	Financial information of the Sub-Advisor.

HENNESSY FUNDS	1-800-966-4354
37

All of the factors discussed were considered as a whole by the Trustees, as well as by the Independent Trustees meeting in executive session. The Trustees viewed the factors in their totality, with no single factor being the principal or determinative factor in the Trustees’ determination of whether to approve the advisory and sub-advisory agreements.

Prior to approving the advisory and sub-advisory agreements, the Trustees, including the Independent Trustees in executive session, considered, among other items:

(1)	The nature and quality of the advisory services to be provided by the Advisor and the Sub-Advisor;

(2)	A comparison of the anticipated fees and expenses of the Fund to other similar funds;

(3)	Whether economies of scale would be recognized by the Fund;

(4)	The costs and profitability of the Fund to the Advisor and the Sub-Advisor;

(5)	The performance of the predecessor Fund; and

(6)	Any benefits to the Advisor and the Sub-Advisor from serving as an investment advisor to the Fund (other than the advisory fee and sub-advisory fee).

The material considerations and determinations of the Trustees, including the Independent Trustees, were as follows:

(1)
The Trustees considered the services identified below that are, or will be, provided by the Advisor. Based on this review, the Trustees concluded that the Advisor will provide high-quality services to the Fund, and they noted that their overall confidence in the Advisor is high. The Trustees also concluded that they were satisfied with the nature, extent, and quality of the advisory services provided to the other Hennessy Funds by the Advisor and that the nature and extent of the services to be provided by the Advisor are appropriate to assure that the Fund’s operations are conducted in compliance with applicable laws, rules, and regulations.

(a)	The Advisor will oversee the Sub-Advisor for the Fund, and the Sub-Advisor will act as the portfolio manager for the Fund.

(b)	The Advisor will perform a daily reconciliation of portfolio positions and cash for the Fund.

(c)	The Advisor will monitor the Fund’s compliance with its investment objectives and restrictions.

(d)
The Advisor will monitor compliance with federal securities laws and will perform or continue to perform activities such as maintaining a compliance program, conducting ongoing reviews of the compliance programs of the Sub-Advisor (including its Code of Ethics) and the Fund’s other service providers, monitoring incidents of abusive trading practices, reviewing Fund expense accruals, payments, and fixed expense ratios, evaluating insurance providers for fidelity bond, D&O/E&O, and cybersecurity insurance coverage, conducting employee compliance training, reviewing reports provided by service providers, maintaining books and records, and preparing an annual compliance report for the Board.

(e)
The Advisor will oversee the selection and continued employment of the Sub-Advisor, review the Fund’s investment performance, and monitor the Sub-Advisor’s adherence to the Fund’s investment objectives, policies, and restrictions.

HENNESSYFUNDS.COM
38

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(f)
The Advisor will review the investment performance of the Fund on a regular basis, including a written summary prepared by the Fund’s portfolio managers of the Fund’s performance for the most recent 12-month period for each annual report of the Fund (or, for the 2018 annual report, the Fund’s most recent 11-month period).

(g)
The Advisor oversees service providers that will provide accounting, administration, distribution, transfer agency, custodial, sales, marketing, public relations, audit, information technology, and legal services to the Fund.

(h)	The Advisor maintains in-house marketing and distribution departments that will provide marketing and distribution services on behalf of the Fund.

(i)	The Advisor will be actively involved with preparing regulatory filings for the Fund, including writing and annually updating the Fund’s prospectus and related documents.

(j)
The Advisor will oversee distribution of the Fund through third-party broker/dealers and independent financial institutions such as Charles Schwab, Inc., Fidelity, TD Waterhouse, and Pershing. The Advisor participates in “no transaction fee” (“NTF”) programs with these companies on behalf of the Hennessy Funds, which allows customers to purchase the Fund through third-party distribution channels without paying a transaction fee. The Advisor compensates, in part, a number of these third-party providers of NTF programs out of its own revenues.

(k)
The Advisor pays the incentive compensation of the Trust’s compliance officers and employs other staff, such as legal, marketing, national accounts, distribution, sales, administrative, and trading oversight personnel, as well as management executives, all of whom will provide services to the Fund.

(l)	The Advisor provides a quarterly compliance certification to the Board.

(m)	The Advisor prepares or reviews Board materials, frequently presents to the Board or leads Board discussions, prepares or reviews meeting minutes, and arranges for Board training and education.

(2)
The Trustees considered the services identified below that will be provided by the Sub-Advisor. Based on this review, the Trustees concluded that the Sub-Advisor will provide high-quality services to the Fund. The Trustees also concluded that they were satisfied with the portfolio management services that the Sub-Advisor provided to the Predecessor Fund.

(a)	The Sub-Advisor will act as the portfolio manager for the Fund. In this capacity, the Sub-Advisor will do the following:

(i)
manage the composition of the Fund’s portfolio, including the purchase, retention, and disposition of portfolio securities in accordance with the Fund’s investment objectives, policies, and restrictions;

(ii)	seek best execution for the Fund’s portfolio;

(iii)	manage the use of soft dollars for the Fund; and

(iv)	manage proxy voting for the Fund.

(b)	The Sub-Advisor will ensure that its compliance program includes policies and procedures relevant to the Fund and the Sub-Advisor’s duties as a portfolio manager to the Fund.

HENNESSY FUNDS	1-800-966-4354
39

(c)
The Sub-Advisor will prepare a written summary of the Fund’s performance for the most recent 12-month period for each annual report of the Fund (or, for the 2018 annual report, the Fund’s most recent 11-month period).

(d)
The Sub-Advisor will provide a quarterly compliance certification to the Board regarding trading and allocation practices, supervisory matters, its compliance program (including its code of ethics), compliance with the Fund’s policies, and general firm updates.

(3)
The Trustees considered the distinction between the services to be performed by the Advisor and the Sub-Advisor. The Trustees noted that the management of the Fund, including the oversight of the Sub-Advisor, would involve more comprehensive and substantive duties than the duties of the Sub-Advisor. Specifically, the Trustees considered the lists of services identified above and concluded that the services to be performed by the Advisor for the Fund would require a higher level of service and oversight than the services to be performed by the Sub-Advisor. Based on this determination, the Trustees concluded that the differential in advisory fees between the Advisor and the Sub-Advisor is reasonable.

(4)
The Trustees compared the performance of the predecessor Fund to benchmark indices over various periods and noted that the investment objectives and investment strategies of the Fund would be substantially similar to those of the predecessor Fund. Based on all such information, the Trustees believe that the Sub-Advisor had managed the predecessor Fund, and the Advisor and the Sub-Advisor will manage the Fund, in a manner that is materially consistent with its stated investment objective and style. The Trustees concluded that the approval of the advisory and sub-advisory agreements was warranted.

(5)
The Trustees reviewed the advisory fees and anticipated overall expense ratios of the Fund compared to other funds similar in asset size and investment objective using data from Morningstar. As part of the discussion with management, the Trustees ensured that they understood and were comfortable with the criteria used to determine the mutual funds included in the Morningstar categories for purposes of the materials considered at the meeting. The Trustees determined that the advisory fee and anticipated overall expense ratio of the Fund falls within the range of the advisory fees and overall expense ratios of other comparable funds and concluded that they are reasonable and warranted approval of the advisory and sub-advisory agreements.

(6)
The Trustees also considered whether the Advisor was likely to realize economies of scale that it should share with the Fund’s shareholders. The Trustees noted that many of the expenses that the Advisor will incur to manage the Fund are asset-based fees, so the Advisor would not realize material economies of scale as the assets of the Fund increase. For example, mutual fund platform fees would increase as the Fund’s assets grow. The Trustees also considered the Advisor’s agreement to waive fees for the Fund for two years. The Board noted that at current asset levels it did not appear likely that the Advisor would realize economies of scale and concluded that it would continue to monitor economies of scale in the future as circumstances changed.

(7)
The Trustees considered the profitability of the Advisor and the Sub-Advisor, including the impact of mutual fund platform fees on the Advisor’s profitability, and also considered the resources and revenues that the Advisor has put into managing

HENNESSYFUNDS.COM
40

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

and distributing the Fund. The Trustees then concluded that the anticipated profits of the Advisor and the Sub-Advisor are reasonable and not excessive when compared to profitability guidelines set forth in relevant court cases.

(8)
The Trustees considered the high level of professionalism and knowledge of the Advisor’s employees, along with a very low level of turnover, and concluded that this was beneficial to the Fund and its shareholders.  The Trustees also considered the business backgrounds and key employees of the Sub-Advisor and determined that they believe these employees have the necessary expertise to manage the portfolio of the Fund for the benefit of the Fund and its shareholders.

(9)
The Trustees considered any anticipated benefits to the Advisor and the Sub-Advisor from serving as advisors to the Fund other than the advisory fee or sub-advisory fee. The Trustees noted that the Advisor and the Sub-Advisor in the future may derive ancillary benefits from, by way of example, their association with the Fund in the form of proprietary and third-party research products and services received from broker-dealers that execute portfolio trades for the Fund. The Trustees determined that they expected any such products and services to be used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making process. The Trustees concluded that any additional benefits expected to be realized by the Advisor and the Sub-Advisor from their relationships with the Fund were reasonable.

After reviewing the materials provided at the meeting and management’s presentation, as well as other factors that the Trustees deemed relevant, the Trustees, including the Independent Trustees, approved the new advisory and sub-advisory agreements.

HENNESSY FUNDS	1-800-966-4354

41

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSYFUNDS.COM

42

PRIVACY POLICY

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY GAS UTILITY FUND

Investor Class  GASFX
Institutional Class  HGASX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Quarterly Schedule of Investments	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Gas Utility Fund –
Investor Class (GASFX)	-2.86%	5.89%	11.52%
Hennessy Gas Utility Fund –
Institutional Class (HGASX)(1)	-2.51%	6.02%	11.59%
AGA Stock Index	-1.58%	7.06%	12.45%
S&P 500 Index	7.35%	11.34%	13.24%

Expense ratios:  1.01% (Investor Class); 0.64% (Institutional Class)

(1)
The inception date of Institutional Class shares is March 1, 2017. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Gas Utility Index Fund.

The AGA Stock Index is a market capitalization-weighted index, adjusted monthly, consisting of member companies of the American Gas Association. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Manager Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Gas Utility Fund returned -2.86%, underperforming both the AGA Stock Index (the Fund’s primary benchmark) and the S&P 500 Index, which returned -1.58% and 7.35%, respectively, for the same period.

The Fund slightly underperformed its primary benchmark due to Fund expenses, the timing of cash flows, trading costs, and the impact of holding cash. The Fund also underperformed the broader domestic equity market, as represented by the S&P 500 Index, as a result of investor rotation out of utilities and into consumer-oriented industry groups such as retailers and healthcare service companies. Liquid natural gas producer Cheniere Energy, Inc., natural gas distributor Atmos Energy Corp., and utility company Public Service Enterprises Group, Inc. were among the holdings that contributed positively to relative performance. Pipeline company TransCanada Corp., utility company PG&E Corp., and pipeline and midstream distributor Enbridge, Inc. performed poorly and were among the holdings that detracted most from relative performance over the period.

The Fund continues to hold all of the companies mentioned.

Portfolio Strategy:

The Fund’s objective is to maintain a high correlation with the AGA Stock Index. The Fund seeks to achieve this goal by owning all of the companies in the AGA Stock Index in substantially the same proportion as the AGA Stock Index. The investment thesis of the Fund is that competitive and stable pricing, abundant domestic supply, and new sources and uses of natural gas should lead to long-term, steady growth in demand and drive growth in natural gas distribution. This should, in turn, drive long-term growth in earnings of the companies in the Fund. In addition, we believe that natural gas’s position as the cleanest of the fossil fuels should lead to additional increased demand, particularly from the electricity generation industry.

Investment Commentary:

Despite the underperformance versus the broader equity market this year, we believe the thesis of the Fund remains firmly in place. The production of natural gas in the United States, in particular from shale producers, continues to grow steadily. Demand for natural gas from domestic sources, especially the power industry, also continues to grow. In addition, exports of natural gas via pipelines to Mexico and in the form of liquid natural gas to the rest of the world are increasing steadily. The Fund continues to seek total return by investing in natural gas distribution companies with the potential for both income and long-term capital appreciation.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments in foreign securities may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. Investments are focused in the natural gas distribution and transmission industry; sector funds may be subject to a higher degree of market risk. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

HENNESSY FUNDS	1-800-966-4354
5

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Cash flow refers to the net amount of cash and cash equivalents being transferred into and out of a company. Correlation measures the relationship between the changes of two or more financial variables over time.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY GAS UTILITY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Kinder Morgan, Inc.	5.04%
The Southern Co.	5.02%
Cheniere Energy, Inc.	5.01%
Enbridge, Inc.	5.01%
Atmos Energy Corp.	4.98%
Dominion Resources, Inc.	4.94%
TransCanada Corp.	4.90%
Sempra Energy	4.83%
National Grid PLC - ADR	4.69%
WEC Energy Group, Inc.	3.94%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 97.82%	Number		% of
	of Shares	Value	Net Assets
Energy – 21.27%
Cheniere Energy, Inc. (a)	773,917	$46,752,326	5.01%
Enbridge, Inc. (b)	1,500,765	46,688,799	5.01%
EQT Corp.	132,682	4,507,208	0.48%
Kinder Morgan, Inc.	2,764,101	47,044,999	5.04%
Tellurian, Inc. (a)	965,690	7,725,520	0.83%
TransCanada Corp. (b)	1,212,853	45,748,815	4.90%
		198,467,667	21.27%

Financials – 0.56%
Berkshire Hathaway, Inc., Class A (a)	17	5,230,985	0.56%

Utilities – 75.99%
Algonquin Power & Utilities Corp. (b)	293,664	2,930,767	0.31%
ALLETE, Inc.	1,475	109,150	0.01%
Ameren Corp.	113,240	7,313,039	0.78%
Atmos Energy Corp.	499,086	46,454,925	4.98%
Avangrid, Inc.	19,200	902,592	0.10%
Avista Corp.	64,572	3,320,292	0.36%
Black Hills Corp.	139,547	8,303,046	0.89%
Centerpoint Energy, Inc.	678,828	18,335,144	1.97%
Chesapeake Utilities Corp.	63,658	5,057,628	0.54%
CMS Energy Corp.	456,998	22,630,541	2.43%
Consolidated Edison, Inc.	309,936	23,555,136	2.53%
Corning Natural Gas Holding Corp.	14,599	283,520	0.03%
Dominion Resources, Inc.	645,296	46,087,040	4.94%
DTE Energy Co.	211,804	23,806,770	2.55%
Duke Energy Corp.	303,787	25,101,920	2.69%
Entergy Corp.	8,260	693,427	0.07%
Eversource Energy	162,075	10,252,865	1.10%
Exelon Corp.	264,631	11,593,484	1.24%
Fortis, Inc. (b)	357,776	11,817,341	1.27%
MDU Resources Group, Inc.	450,407	11,242,159	1.21%
MGE Energy, Inc.	33,229	2,076,148	0.22%
National Fuel Gas Co.	289,924	15,739,974	1.69%
National Grid PLC – ADR (b)	817,844	43,754,654	4.69%
New Jersey Resources Corp.	296,634	13,378,193	1.43%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Utilities (Continued)
NiSource, Inc.	1,128,781	$28,625,886	3.07%
Northwest Natural Holding Co.	149,803	9,705,736	1.04%
NorthWestern Corp.	52,398	3,078,906	0.33%
ONE Gas, Inc.	273,675	21,595,694	2.32%
PG&E Corp. (a)	677,449	31,711,388	3.40%
PPL Corp.	317,419	9,649,538	1.03%
Public Service Enterprise Group, Inc.	449,490	24,016,251	2.57%
RGC Resources, Inc.	44,091	1,251,303	0.13%
SCANA Corp.	127,966	5,125,038	0.55%
Sempra Energy	408,840	45,021,461	4.83%
South Jersey Industries, Inc.	353,671	10,447,441	1.12%
Southwest Gas Holdings, Inc.	223,317	17,255,705	1.85%
Spire, Inc.	221,491	16,075,817	1.72%
The Southern Co.	1,040,200	46,840,206	5.02%
UGI Corp.	236,752	12,562,061	1.35%
Unitil Corp.	45,298	2,152,108	0.23%
Vectren Corp.	237,628	16,997,531	1.82%
WEC Energy Group, Inc.	537,740	36,781,416	3.94%
Xcel Energy, Inc.	311,399	15,261,665	1.64%
		708,894,906	75.99%
Total Common Stocks
(Cost $554,235,399)		912,593,558	97.82%

PARTNERSHIPS – 1.06%

Energy – 1.06%
Plains GP Holdings L.P., Class A	464,255	9,921,130	1.06%

Total Partnerships
(Cost $10,782,802)		9,921,130	1.06%

The accompanying notes are an integral part of these financial statements.

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SHORT-TERM INVESTMENTS – 1.20%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 1.20%
Fidelity Government Portfolio, Institutional Class, 2.06% (c)	11,158,332	$11,158,332	1.20%

Total Short-Term Investments
(Cost $11,158,332)		11,158,332	1.20%

Total Investments
(Cost $576,176,533) – 100.08%		933,673,020	100.08%
Liabilities in Excess of Other Assets – (0.08)%		(737,909)	(0.08)%

TOTAL NET ASSETS – 100.00%		$932,935,111	100.00%

Percentages are stated as a percent of net assets.

PLC – Public Limited Company
ADR – American Depositary Receipt
(a)	Non-income producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018
The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Energy	$198,467,667	$—	$—	$198,467,667
Financials	5,230,985	—	—	5,230,985
Utilities	708,894,906	—	—	708,894,906
Total Common Stocks	$912,593,558	$—	$—	$912,593,558
Partnerships
Energy	$9,921,130	$—	$—	$9,921,130
Total Partnerships	$9,921,130	$—	$—	$9,921,130
Short-Term Investments
Money Market Funds	$11,158,332	$—	$—	$11,158,332
Total Short-Term Investments	$11,158,332	$—	$—	$11,158,332
Total Investments	$933,673,020	$—	$—	$933,673,020

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $576,176,533)	$933,673,020
Dividends and interest receivable	872,542
Receivable for fund shares sold	696,053
Return of capital receivable	139,277
Prepaid expenses and other assets	52,126
Total Assets	935,433,018

LIABILITIES:
Payable for fund shares redeemed	1,537,514
Payable to advisor	326,856
Payable to administrator	87,301
Payable to auditor	21,900
Accrued distribution fees	188,645
Accrued service fees	72,297
Accrued trustees fees	5,962
Accrued expenses and other payables	257,432
Total Liabilities	2,497,907
NET ASSETS	$932,935,111

NET ASSETS CONSIST OF:
Capital stock	$565,784,442
Total distributable earnings	367,150,669
Total Net Assets	$932,935,111

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$825,183,820
Shares issued and outstanding	28,772,409
Net asset value, offering price and redemption price per share	$28.68

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$107,751,291
Shares issued and outstanding	3,760,837
Net asset value, offering price and redemption price per share	$28.65

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income(1)	$35,171,514
Interest income	111,961
Total investment income	35,283,475

EXPENSES:
Investment advisory fees (See Note 5)	4,424,651
Sub-transfer agent expenses – Investor Class (See Note 5)	2,003,070
Sub-transfer agent expenses – Institutional Class (See Note 5)	84,711
Distribution fees – Investor Class (See Note 5)	1,510,841
Administration, fund accounting, custody and transfer agent fees (See Note 5)	1,057,661
Service fees – Investor Class (See Note 5)	1,007,227
Reports to shareholders	98,956
Federal and state registration fees	44,497
Compliance expense (See Note 5)	29,499
Audit fees	22,503
Trustees’ fees and expenses	20,415
Interest expense (See Note 7)	10,290
Legal fees	3,031
Other expenses	519,152
Total expenses	10,836,504
NET INVESTMENT INCOME	$24,446,971

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$108,812,839
Net change in unrealized appreciation/depreciation on investments	(180,455,187)
Net loss on investments	(71,642,348)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,195,377)

(1)   Net of foreign taxes withheld and issuance fees of $1,032,685.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$24,446,971	$33,553,345
Net realized gain on investments	108,812,839	11,936,515
Net change in unrealized
appreciation/depreciation on investments	(180,455,187)	96,396,614
Net increase (decrease) in net
assets resulting from operations	(47,195,377)	141,886,474

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(28,287,790)	(54,176,348)
Distributable earnings – Institutional Class	(3,147,794)	(376,747)
Total distributions	(31,435,584)	(54,553,095	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	47,357,112	119,194,987
Proceeds from shares subscribed – Institutional Class	91,140,382	86,926,934
Dividends reinvested – Investor Class	27,211,310	51,110,167
Dividends reinvested – Institutional Class	2,284,927	280,823
Cost of shares redeemed – Investor Class	(483,654,388)	(405,814,851)
Cost of shares redeemed – Institutional Class	(64,094,803)	(2,635,338)
Net decrease in net assets derived
from capital share transactions	(379,755,460)	(150,937,278)
TOTAL DECREASE IN NET ASSETS	(458,386,421)	(63,603,899)

NET ASSETS:
Beginning of year	1,391,321,532	1,454,925,431
End of year	$932,935,111	$1,391,321,532

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,647,747	4,053,758
Shares sold – Institutional Class	3,149,149	2,868,864
Shares issued to holders as reinvestment
of dividends – Investor Class	938,546	1,768,098
Shares issued to holders as reinvestment
of dividends – Institutional Class	79,037	9,411
Shares redeemed – Investor Class	(16,873,463)	(13,691,570)
Shares redeemed – Institutional Class	(2,258,650)	(86,974)
Net decrease in shares outstanding	(13,317,634)	(5,078,413)

(1)	Includes net investment income distributions of $34,370,968 and $376,747 and net realized gain distributions of $19,805,380 and $0 for Investor Class and Institutional Class, respectively.

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate(2)

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$30.35	$28.57	$27.69	$31.30	$26.69

0.65	0.70	0.62	0.69	0.62
(1.52)	2.20	1.58	(2.69)	5.18
(0.87)	2.90	2.20	(2.00)	5.80

(0.64)	(0.72)	(0.69)	(0.70)	(0.59)
(0.16)	(0.40)	(0.63)	(0.91)	(0.60)
(0.80)	(1.12)	(1.32)	(1.61)	(1.19)
—	—	—	—	0.00 (1)
$28.68	$30.35	$28.57	$27.69	$31.30

(2.86)%	10.39%	8.52%	(6.59)%	22.49%

$825.18	$1,306.70	$1,454.93	$1,649.21	$2,254.98
1.01%	1.01%	1.01%	0.93%	0.77%
2.18%	2.34%	2.25%	2.33%	2.26%
14%	18%	38%	37%	20%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

	Year Ended	Period Ended
	October 31, 2018	October 31, 2017(1)
PER SHARE DATA:
Net asset value, beginning of period	$30.32	$29.68

Income from investment operations:
Net investment income	0.71	0.62
Net realized and unrealized gains (losses) on investments	(1.47)	0.72
Total from investment operations	(0.76)	1.34

Less distributions:
Dividends from net investment income	(0.75)	(0.70)
Dividends from net realized gains	(0.16)	—
Total distributions	(0.91)	(0.70)
Net asset value, end of period	$28.65	$30.32

TOTAL RETURN	(2.51)%	4.56	%(2)(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (millions)	$107.75	$84.62
Ratio of expenses to average net assets	0.65%	0.64	%(4)
Ratio of net investment income to average net assets	2.47%	1.23	%(4)
Portfolio turnover rate(5)	14%	18	%(2)

(1)	Institutional Class shares commenced operations on March 1, 2017.
(2)	Not annualized.
(3)	Actual return from inception date of March 1, 2017, to the year end of October 31, 2017.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS/NOTES TO THE FINANCIAL STATEMENTS

Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Gas Utility Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund did not have Institutional Class shares until March 1, 2017. The investment objective of the Fund is income and capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

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Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(14,068,317)	$14,068,317

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid at the end of each calendar quarter. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers

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NOTES TO THE FINANCIAL STATEMENTS

between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

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Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

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20

NOTES TO THE FINANCIAL STATEMENTS

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $153,746,575 and $540,819,962, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

HENNESSY FUNDS	1-800-966-4354
21

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.40%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into an Administrative Services Agreement among the Fund, the Advisor, and the American Gas Association (“AGA”), pursuant to which the AGA provides administrative services to the Fund, including overseeing the calculation of the AGA Stock Index. ScottMadden, Inc. performs the actual computations required to produce the AGA Stock Index and receives a fee for such calculations pursuant to a contractual arrangement with AGA. AGA does not furnish other securities advice to the Fund or the Advisor or make recommendations regarding the purchase or sale of securities by the Fund. Under the terms of the Administrative Services Agreement, which has been approved by the Board, AGA provides the Fund with current information regarding the common stock composition of the AGA Stock Index at least monthly. In addition, upon request, AGA provides the Fund and the Advisor with information on the natural gas industry. The Fund pays AGA a fee at an annual rate of 0.04% of the average daily net assets of the Fund.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent

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22

NOTES TO THE FINANCIAL STATEMENTS

services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018 the Fund had an outstanding average daily balance and a weighted average interest rate of $228,233 and 4.45%, respectively. The interest expensed by the Fund during fiscal year 2018 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2018 was $15,120,000. As of October 31, 2018, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
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8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$644,588,436
Gross tax unrealized appreciation	$372,505,808
Gross tax unrealized depreciation	(83,421,224)
Net tax unrealized appreciation/(depreciation)	$289,084,584
Undistributed ordinary income	$84,398
Undistributed long-term capital gains	77,979,918
Total distributable earnings	$78,064,316
Other accumulated gain/(loss)	$1,769
Total accumulated gain/(loss)	$367,150,669

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$27,292,416	$34,747,715
Long-term capital gain	4,143,168	19,805,380
	$31,435,584	$54,553,095

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

Long-term
Investor Class	$2.48261
Institutional Class	$2.50030

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$0.12129264
Institutional Class	$0.16312707

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24

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Gas Utility Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Gas Utility Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets for each of the two year and the Financial Highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2018

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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26

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

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28

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$1,031.50	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,020.21	$5.04

Institutional Class
Actual	$1,000.00	$1,033.20	$3.28
Hypothetical (5% return before expenses)	$1,000.00	$1,021.98	$3.26

(1)
Expenses are equal to the Fund’s annualized expense ratio of 0.99% for Investor Class shares or 0.64% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 10.76%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

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32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
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This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY JAPAN FUND

Investor Class  HJPNX
Institutional Class  HJPIX

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	27
Trustees and Officers of the Fund	28
Expense Example	32
Proxy Voting Policy and Proxy Voting Records	34
Quarterly Schedule of Investments	34
Federal Tax Distribution Information	34
Important Notice Regarding Delivery of Shareholder Documents	34
Privacy Policy	35

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, the Japanese stock market lost ground, declining by -4.12% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the 12-months ended October 31, 2018. Japanese stocks rose through the last two months of 2017, but were subject to some volatility and downward pressure during 2018. Domestically, Japan made economic progress during the year. The Japanese economy continued to exhibit relatively strong growth, the inflation rate stayed positive, Shinzo Abe was reelected as leader of the Liberal Democratic Party, and corporate profits grew at a healthy rate. However, developments abroad had negative repercussions on Japanese markets. In particular, investors were dismayed by the imposition of trade tariffs by the U.S., which set off fears of an international trade war. In addition, investors worried about the steady rise in U.S. short-term interest rates, capital outflows from emerging markets as a result of these rate increases, the overvaluation of global technology stocks and fears of a further slowdown in the Chinese economy.

The Japanese economy continued to perform well this year, with GDP growth averaging 1.3% year-over-year over the last five quarters. Investors have also seen a welcome acceleration in the inflation rate, from roughly 0.5% in 2017 to 1.0% in 2018. There is little doubt that reaching the Bank of Japan’s target inflation rate of 2% will be hard in the short term. However, we believe keeping the consumer price index rising at a rate of about 1% will do much to help change inflation expectations for the better.

We believe the structural reform program in Japan is progressing well. Over the last few years, the Liberal Democratic Party’s administration has implemented scores of structural reforms affecting the tax code, the labor market, and corporate governance regulations. In June 2018, the government passed the much-anticipated labor market bill that introduced key reforms including “equal pay for equal work” for non-regular workers, and merit-based pay for highly-skilled employees. We believe these reforms represent an important step for Japan, and will help raise labor productivity, which today is lower than in many other developed countries. New revisions to the corporate governance code are also being discussed. Under the new guidelines, companies would have to publish a management succession plan, meet diversity criteria in their boardrooms, and justify non-strategic, crossholdings between companies.

Following the recent decline in stock prices, we believe stock valuations are very attractive. The prospective price to earnings multiple for the Tokyo Stock Price Index, or TOPIX, has come down from over 16x in January 2018 to 13x, well below its 7-year average of 15x. Moreover, we believe Japan has many high-quality, globally-oriented companies run by able management, and whose businesses are protected by high barriers to entry. Many of these companies operate in fast-growing, global industries, such as factory automation, Internet services, and robotics. As a result, we believe Japanese equities offer investors the opportunity to gain exposure to growth around the world, including developing countries, but with better transparency, better corporate governance, good liquidity, and reasonable valuations.

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LETTER TO SHAREHOLDERS

We remain optimistic about the long-term prospects for Japan and its stock market. Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is an unmanaged index commonly used to measure the performance of Japanese stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share.

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Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Fund –
Investor Class (HJPNX)	2.70%	11.32%	13.27%
Hennessy Japan Fund –
Institutional Class (HJPIX)	3.14%	11.67%	13.57%
Russell/Nomura Total MarketTM Index	-4.88%	5.96%	7.32%
Tokyo Price Index (TOPIX)	-4.12%	5.85%	7.38%

Expense ratios:  1.47% (Investor Class); 1.06% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Total Market™ Index contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

HENNESSYFUNDS.COM
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PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Masakazu Takeda, CFA and CMA*, and Yu Shimizu, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Japan Fund returned 2.70%, outperforming both the Russell/Nomura Total Market™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned -4.88% and -4.12%, respectively, for the same period, in U.S. dollar terms.

The largest positive contributors to the Fund’s performance relative to its primary benchmark among the 33 TOPIX sub-industries were Retail Trade, Pharmaceutical, and Chemicals. The largest sub-industry detractors to the Fund’s performance were Foods, Banks, and Electric Appliances.

Among the best performing stocks in the Fund during the period were Fast Retailing Co. Ltd., the operator of “UNIQLO” brand casual wear stores, Rohto Pharmaceutical Co. Ltd., a leading skincare cosmetics and OTC ophthalmic medicines producer, and Terumo Corp., Japan’s largest medical device manufacturer. Shares of Fast Retailing Co. Ltd. performed well due to continued business expansion across Asia. Shares of Rohto Pharmaceutical Co. Ltd. rose as earnings results showed improvements across all geographies and all segments after lackluster performance in the previous fiscal year. Lastly, shares of Terumo Corp. advanced as the company’s overseas cardiovascular systems business maintained strong revenue growth, while the general hospital and the blood management systems segments also posted solid profit growth. The Fund continues to hold all of the companies mentioned.

The main detractors to the Fund’s performance were Misumi Group, Inc., a maker and distributor of metal mold components and precision machinery parts, Kubota Corp., a leading manufacturer of farming equipment, and Japan Tobacco, Inc., one of the largest global tobacco manufacturers. Misumi Group, Inc.’s share price declined as the company lowered prices and increased promotional spending in order to improve its competitive position. Kubota Corp.’s share price slipped on weak sales in China. Japan Tobacco, Inc. performed poorly as a result of lower reported profits and a forecast of no growth in earnings for fiscal year 2019. The Fund continues to hold all of the companies mentioned.

Portfolio Strategy:

The Fund seeks long-term capital appreciation by investing in Japanese companies regardless of market cap. The Fund seeks companies that have strong businesses and management and are trading at attractive valuations. The portfolio is limited to our best ideas and maintains a concentrated number of holdings.

Investment Commentary:

We remain confident in the outlook for the Fund’s investments, notwithstanding the decline in the Japanese equity market over the last year. When negative short-term factors are influencing the economy and the market, we believe it is important to keep a longer-term perspective.

All the companies in the portfolio have demonstrated above-average growth over most historical time periods, and we anticipate that this growth should continue in the years to come. Over the last two decades, global markets have experienced tumultuous

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times: the Asian financial crisis (1998), the Dot-com bubble collapse (2001), Japan’s banking system crisis (2003), the Global Financial Crisis (2008), the Euro debt crisis (2010), and the Great Eastern Japan earthquake (2011), among others. On an individual company level, Nidec Corporation experienced a sharp decline in demand for its then best-selling product, HDD motors, which resulted in a share price drop of almost 50% between 2010 and 2012. Likewise, Kao Corporation was impacted by a large-scale product recall due to a serious product defect, which temporarily tarnished its brand image. Dire as these events may have seemed, the companies in question survived them and have prospered subsequently, in large part due to their inherent competitive edge and management prowess. The Fund continues to hold both companies.

We believe all the companies in the Fund possess durable competitive advantages and could see their revenues continue to grow over the next five to ten years. We also believe that current valuations of the holdings in the Fund are reasonable.

In uncertain times like these, many stock market participants pay attention to macro developments. We prefer to focus on individual businesses when making investment decisions. We believe that long-term appreciation of share prices can only be achieved by continuous expansion of the intrinsic value of the business.

_______________

*  Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY JAPAN FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Fast Retailing Co., Ltd.	5.48%
Nidec Corp.	5.29%
Mitsubishi UFJ Financial Group, Inc.	5.08%
Rohto Pharmaceutical Co., Ltd.	5.07%
Recruit Holdings Co., Ltd.	5.07%
Softbank Group Co.	5.04%
Daikin Industries	4.98%
Terumo Corp.	4.97%
Shimano, Inc.	4.94%
Unicharm Corp.	4.94%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 93.04%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 5.04%
Softbank Group Co.	320,600	$25,371,905	5.04%

Consumer Discretionary – 19.37%
Asics Corp.	930,000	13,460,384	2.68%
Fast Retailing Co., Ltd.	54,800	27,592,095	5.48%
Isuzu Motors, Ltd.	438,900	5,754,220	1.14%
Ryohin Keikaku Co., Ltd.	29,600	7,824,166	1.56%
Shimano, Inc.	182,000	24,856,690	4.94%
Toyota Motor Corp.	306,900	17,978,500	3.57%
		97,466,055	19.37%

Consumer Staples – 14.95%
Japan Tobacco, Inc.	870,600	22,370,352	4.45%
Kao Corp.	372,500	24,779,530	4.93%
Pigeon Corp.	75,400	3,188,836	0.63%
Unicharm Corp.	915,800	24,844,495	4.94%
		75,183,213	14.95%

Financials – 8.38%
Mitsubishi UFJ Financial Group, Inc.	4,225,900	25,577,229	5.08%
Sumitomo Mitsui Financial Group, Inc.	425,800	16,578,565	3.30%
		42,155,794	8.38%

Health Care – 10.04%
Rohto Pharmaceutical Co., Ltd.	805,900	25,524,875	5.07%
Terumo Corp.	463,000	24,993,636	4.97%
		50,518,511	10.04%

Industrials – 29.57%
Daikin Industries	216,400	25,083,341	4.98%
Kubota Corp.	1,570,700	24,796,320	4.93%
Misumi Group, Inc.	1,106,600	22,177,145	4.41%
Mitsubishi Corp.	873,900	24,596,188	4.89%
Nidec Corp.	207,100	26,600,934	5.29%
Recruit Holdings Co., Ltd.	949,700	25,489,561	5.07%
		148,743,489	29.57%

Information Technology – 4.29%
Keyence Corp.	44,200	21,592,576	4.29%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 1.40%
Fuji Seal International, Inc.	232,200	$7,043,638	1.40%

Total Common Stocks
(Cost $398,170,188)		468,075,181	93.04%

SHORT-TERM INVESTMENTS – 7.56%

Money Market Funds – 7.56%
Fidelity Government Portfolio, Institutional Class, 2.06% (a)	24,528,000	24,528,000	4.88%
The Government & Agency Portfolio, Institutional Class, 2.08% (a)	13,483,614	13,483,614	2.68%

Total Short-Term Investments
(Cost $38,011,614)		38,011,614	7.56%

Total Investments
(Cost $436,181,802) – 100.60%		506,086,795	100.60%
Liabilities in Excess of Other Assets – (0.60)%		(3,001,246)	(0.60)%

TOTAL NET ASSETS – 100.00%		$503,085,549	100.00%

Percentages are stated as a percent of net assets.

(a)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$25,371,905	$—	$25,371,905
Consumer Discretionary	—	97,466,055	—	97,466,055
Consumer Staples	—	75,183,213	—	75,183,213
Financials	—	42,155,794	—	42,155,794
Health Care	—	50,518,511	—	50,518,511
Industrials	—	148,743,489	—	148,743,489
Information Technology	—	21,592,576	—	21,592,576
Materials	—	7,043,638	—	7,043,638
Total Common Stocks	$—	$468,075,181	$—	$468,075,181
Short-Term Investments
Money Market Funds	$38,011,614	$—	$—	$38,011,614
Total Short-Term Investments	$38,011,614	$—	$—	$38,011,614
Total Investments	$38,011,614	$468,075,181	$—	$506,086,795

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $436,181,802)	$506,086,795
Dividends and interest receivable	2,130,012
Receivable for fund shares sold	2,844,651
Prepaid expenses and other assets	51,238
Total Assets	511,112,696

LIABILITIES:
Payable for securities purchased	6,022,535
Payable for fund shares redeemed	1,506,792
Payable to advisor	350,908
Payable to administrator	44,323
Payable to auditor	21,901
Accrued distribution fees	19,282
Accrued service fees	9,468
Accrued trustees fees	5,963
Accrued expenses and other payables	45,975
Total Liabilities	8,027,147
NET ASSETS	$503,085,549

NET ASSETS CONSIST OF:
Capital stock	$432,732,094
Total distributable earnings	70,353,455
Total Net Assets	$503,085,549

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$103,330,179
Shares issued and outstanding	3,072,953
Net asset value, offering price and redemption price per share	$33.63

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$399,755,370
Shares issued and outstanding	11,529,940
Net asset value, offering price and redemption price per share	$34.67

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income(1)	$5,917,052
Interest income	455,265
Total investment income	6,372,317

EXPENSES:
Investment advisory fees (See Note 5)	3,455,857
Sub-transfer agent expenses – Investor Class (See Note 5)	262,634
Sub-transfer agent expenses – Institutional Class (See Note 5)	193,589
Administration, fund accounting, custody and transfer agent fees (See Note 5)	415,000
Distribution fees – Investor Class (See Note 5)	164,320
Service fees – Investor Class (See Note 5)	109,547
Federal and state registration fees	59,892
Reports to shareholders	44,939
Compliance expense (See Note 5)	29,499
Audit fees	23,146
Trustees’ fees and expenses	18,598
Legal fees	4,319
Other expenses	28,739
Total expenses	4,810,079
NET INVESTMENT INCOME	$1,562,238

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized loss on investments	$(652,030)
Net change in unrealized appreciation/depreciation on investments	(3,199,977)
Net loss on investments	(3,852,007)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,289,769)

(1)	Net of foreign taxes withheld of $655,907.

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$1,562,238	$233,529
Net realized loss on investments	(652,030)	(281,051)
Net change in unrealized
appreciation/depreciation on investments	(3,199,977)	36,173,877
Net increase (decrease) in net
assets resulting from operations	(2,289,769)	36,126,355

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(15,953)	—
Distributable earnings – Institutional Class	(192,575)	—
Total distributions	(208,528)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	68,964,189	48,195,357
Proceeds from shares subscribed – Institutional Class	371,916,788	115,058,173
Dividends reinvested – Investor Class	15,517	—
Dividends reinvested – Institutional Class	171,054	—
Cost of shares redeemed – Investor Class	(51,079,674)	(38,068,126)
Cost of shares redeemed – Institutional Class	(146,269,372)	(29,067,977)
Net increase in net assets derived
from capital share transactions	243,718,502	96,117,427
TOTAL INCREASE IN NET ASSETS	241,220,205	132,243,782

NET ASSETS:
Beginning of year	261,865,344	129,621,562
End of year	$503,085,549	$261,865,344

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,945,260	1,683,845
Shares sold – Institutional Class	10,243,014	3,882,507
Shares issued to holders as reinvestment
of dividends – Investor Class	445	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	4,774	—
Shares redeemed – Investor Class	(1,451,162)	(1,329,272)
Shares redeemed – Institutional Class	(3,991,370)	(990,930)
Net increase in shares outstanding	6,750,961	3,246,150

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment loss to average net assets
Portfolio turnover rate(2)

(1)	Amount is less than $(0.01).
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018		2017	2016	2015	2014

$32.75		$27.81	$24.07	$21.77	$19.68

(0.00	)(1)	(0.03)	(0.11)	(0.10)	(0.06)
0.89		4.97	3.85	2.40	2.15
0.89		4.94	3.74	2.30	2.09

(0.01)		—	—	—	—
—		—	—	—	—
(0.01)		—	—	—	—
$33.63		$32.75	$27.81	$24.07	$21.77

2.70%		17.76%	15.54%	10.56%	10.62%

$103.33		$84.44	$61.85	$61.56	$27.26
1.43%		1.46%	1.50%	1.53%	1.70%
(0.02)%		(0.15)%	(0.38)%	(0.44)%	(0.18)%
1%		0%	5%	21%	22%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from return of capital
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$33.64	$28.45	$24.55	$22.15	$19.98

0.15	0.03	(0.01)	(0.02)	0.07
0.91	5.16	3.91	2.42	2.10
1.06	5.19	3.90	2.40	2.17

(0.03)	—	—	—	—
—	—	—	—	—
(0.03)	—	—	—	—
$34.67	$33.64	$28.45	$24.55	$22.15

3.14%	18.24%	15.89%	10.84%	10.86%

$399.76	$177.42	$67.78	$54.13	$25.75
1.01%	1.05%	1.17%	1.27%	1.50%
0.49%	0.30%	(0.03)%	(0.08)%	0.26%
1%	0%	5%	21%	22%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Japan Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund, but may employ a relatively focused investment strategy and may hold securities of fewer issuers than other diversified funds.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$6,121,138	$(6,121,138)

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).	New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure

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Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

k).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

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NOTES TO THE FINANCIAL STATEMENTS

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be

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determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $223,968,754 and $2,744,713, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy

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NOTES TO THE FINANCIAL STATEMENTS

Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.80%, effective as of March 1, 2016. Prior to that date, the annual rate was 1.00%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at an average rate of 0.35%. Effective February 28, 2018, the Advisor amended the sub-advisory agreement with SPARX Asset Management Co., Ltd. to increase the sub-advisory fee to 0.40% of daily net assets between $500 million and $1 billion and 0.42% of daily net assets over $1 billion. The sub-advisory fee for the first $500 million of daily net assets remained at 0.35%. At the time of the amendment, the Fund had less than $500 million of daily net assets.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018, the Fund did not have any borrowings outstanding under the line of credit.

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NOTES TO THE FINANCIAL STATEMENTS

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$436,311,692
Gross tax unrealized appreciation	$94,180,873
Gross tax unrealized depreciation	(24,408,547)
Net tax unrealized appreciation/(depreciation)	$69,772,326
Undistributed ordinary income	$861,036
Undistributed long-term capital gains	—
Total distributable earnings	$861,036
Other accumulated gain/(loss)	$(279,907)
Total accumulated gain/(loss)	$70,353,455

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had capital loss carryforwards that expire as follows:

$ 31,383	Unlimited Long-Term
$248,524	Unlimited Short-Term

During fiscal year 2018, capital losses expired were $6,121,138.

Capital losses sustained in fiscal year 2012 and in future taxable years will not expire and may be carried over by the Fund without limitation; however, they will retain the character of the original loss. Furthermore, any loss incurred during those taxable years will be required to be utilized prior to the losses incurred in taxable years prior to 2012. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital losses, irrespective of the character of the original loss.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$208,528	$—
Long-term capital gain	—	—
	$208,528	$—

(1)  Ordinary income includes short-term capital gains.

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9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$0.01193503
Institutional Class	$0.10566737

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26

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM

30

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
32

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 954.00	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$7.32

Institutional Class
Actual	$1,000.00	$ 955.90	$4.98
Hypothetical (5% return before expenses)	$1,000.00	$1,020.11	$5.14

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.44% for Investor Class shares or 1.01% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

33

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2018, the Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$6,574,319	$655,907

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

34

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

35

(This Page Intentionally Left Blank.)

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY JAPAN SMALL CAP FUND

Investor Class  HJPSX
Institutional Class  HJSIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Quarterly Schedule of Investments	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, the Japanese stock market lost ground, declining by -4.12% in U.S. dollar terms as measured by the Tokyo Stock Price Index (TOPIX) over the 12-months ended October 31, 2018. Japanese stocks rose through the last two months of 2017, but were subject to some volatility and downward pressure during 2018. Domestically, Japan made economic progress during the year. The Japanese economy continued to exhibit relatively strong growth, the inflation rate stayed positive, Shinzo Abe was reelected as leader of the Liberal Democratic Party, and corporate profits grew at a healthy rate. However, developments abroad had negative repercussions on Japanese markets. In particular, investors were dismayed by the imposition of trade tariffs by the U.S., which set off fears of an international trade war. In addition, investors worried about the steady rise in U.S. short-term interest rates, capital outflows from emerging markets as a result of these rate increases, the overvaluation of global technology stocks and fears of a further slowdown in the Chinese economy.

The Japanese economy continued to perform well this year, with GDP growth averaging 1.3% year-over-year over the last five quarters. Investors have also seen a welcome acceleration in the inflation rate, from roughly 0.5% in 2017 to 1.0% in 2018. There is little doubt that reaching the Bank of Japan’s target inflation rate of 2% will be hard in the short term. However, we believe keeping the consumer price index rising at a rate of about 1% will do much to help change inflation expectations for the better.

We believe the structural reform program in Japan is progressing well. Over the last few years, the Liberal Democratic Party’s administration has implemented scores of structural reforms affecting the tax code, the labor market, and corporate governance regulations. In June 2018, the government passed the much-anticipated labor market bill that introduced key reforms including “equal pay for equal work” for non-regular workers, and merit-based pay for highly-skilled employees. We believe these reforms represent an important step for Japan, and will help raise labor productivity, which today is lower than in many other developed countries. New revisions to the corporate governance code are also being discussed. Under the new guidelines, companies would have to publish a management succession plan, meet diversity criteria in their boardrooms, and justify non-strategic, crossholdings between companies.

Following the recent decline in stock prices, we believe stock valuations are very attractive. The prospective price to earnings multiple for the Tokyo Stock Price Index, or TOPIX, has come down from over 16x in January 2018 to 13x, well below its 7-year average of 15x. Moreover, we believe Japan has many high-quality, globally-oriented companies run by able management, and whose businesses are protected by high barriers to entry. Many of these companies operate in fast-growing, global industries, such as factory automation, Internet services, and robotics. As a result, we believe Japanese equities offer investors the opportunity to gain exposure to growth around the world, including developing countries, but with better transparency, better corporate governance, good liquidity, and reasonable valuations.

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

We remain optimistic about the long-term prospects for Japan and its stock market. Thank you for your continued confidence and investment in the Hennessy Funds.

Sincerely,

Tadahiro Fujimura	Masakazu Takeda
Portfolio Manager,	Portfolio Manager,
Hennessy Japan Small Cap Fund;	Hennessy Japan Fund;
Chief Investment Officer	Fund Manager
SPARX Asset Management Co., Ltd.	SPARX Asset Management Co., Ltd.

SPARX Asset Management Co., Ltd., located in Tokyo, Japan, is the sub-advisor to the Hennessy Japan Fund and the Hennessy Japan Small Cap Fund.

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Tadahiro Fujimura and Masakazu Takeda and are subject to change, are not guaranteed, and should not be considered investment advice.

The Tokyo Stock Price Index (TOPIX) is an unmanaged index commonly used to measure the performance of Japanese stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Japan Small Cap Fund –
Investor Class (HJPSX)	2.64%	13.95%	15.87%
Hennessy Japan Small Cap Fund –
Institutional Class (HJSIX)(1)	3.12%	14.20%	15.99%
Russell/Nomura Small CapTM Index	-6.62%	8.32%	10.46%
Tokyo Price Index (TOPIX)	-4.12%	5.85%	7.38%

Expense ratios:  1.61% (Investor Class); 1.20% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com.

The Russell/Nomura Small Cap™ Index contains the bottom 15% of the Russell/Nomura Total Market™ Index, which contains the top 98% of all stocks listed on Japan’s stock exchanges and registered on Japan’s OTC market in terms of market capitalization. The Tokyo Price Index (TOPIX) is a market capitalization-weighted index of all companies listed on the First Section of the Tokyo Stock Exchange. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers Tadahiro Fujimura, CFA and CMA*, and Tetsuya Hirano, CMA*
SPARX Asset Management Co., Ltd. (sub-advisor)

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Japan Small Cap Fund returned 2.64%, outperforming both the Russell/Nomura Small Cap™ Index (the Fund’s primary benchmark) and the Tokyo Stock Price Index (TOPIX), which returned -6.62% and -4.12%, respectively, for the same period, in U.S. dollar terms.

In the first half of the year, strong performance from high-tech and machinery-related stocks contributed positively to the Fund’s relative performance. In the second half, rising corporate spending on technology led to strong performance by software and service stocks held by the Fund. Fund holdings that performed poorly over the period included several stocks in the Consumer and Telecommunications sectors.

In terms of individual stocks, electron microscope and measuring device producer Jeol Ltd. was the greatest positive contributor to Fund performance. Rising spending on research and development led to increased demand for the company’s measuring devices, and the company also released a new product for semiconductor devices that had the potential for future growth. Midsized logistics firm SBS Holdings, Inc. also contributed positively to performance. Investors expected significant profits growth from an acquisition, and the company has been raising prices. Enterprise package software publisher Obic Business Consultants Co. Ltd. also performed well due to strong sales of its cloud-compatible software.

The largest negative contributor to Fund performance was Nippon Koei Co. Ltd. The company suffered from delays affecting long-term projects and lower demand for its consulting services from electric utilities. High-volume seller of smartphone earphones Foster Electric Co. Ltd. also performed poorly due to disappointing sales to major smartphone manufacturers. Shares of construction recycling and biomass power generation firm Takeei Corp. also declined as bans on plastic waste imports caused operating costs to rise.

The Fund continues to hold all the companies mentioned except Jeol Ltd. and Foster Electric Co. Ltd.

Portfolio Strategy and Investment Commentary:

During the upturn at the start of the period, small-cap stocks generally continued to generate positive performance. However, small stocks retreated along with the rest of the market over the balance of the period, as investors added worries about high equity valuations to their concerns over tariffs and Chinese GDP growth.

Following the recent decline in stock prices, we believe that many small-cap stocks, especially those outside technology-related sectors, look undervalued. We anticipate that the stock prices of many of these companies may rebound in the months ahead, should companies begin to actively repurchase their own shares after earnings announcements.

HENNESSY FUNDS	1-800-966-4354
5

We also expect that high employment levels and slightly faster growth in wages will lead to a recovery in domestic demand in 2019.

The investment strategy of the Fund remains the same. The Fund seeks companies with strong business models and exceptional management trading at attractive valuations. Over the next few months, we will be looking for opportunities to add to existing positions where valuations look most attractive. We will also be watching earnings trends in both domestic and foreign demand-related stocks and considering options for investments that we believe promise long-term growth.

_______________

* Chartered Member of the Security Analysts Association of Japan

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund invests in small-capitalization and medium-capitalization companies, which may have more limited liquidity and greater price volatility than large-capitalization companies. The Fund invests in the stocks of companies operating in Japan; single-country funds may be subject to a higher degree of risk. The Fund may experience higher fees due to investments in pooled investment vehicles (including ETFs). Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY JAPAN SMALL CAP FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Asahi Holdings, Inc.	2.80%
NS Solutions Corp.	2.78%
OBIC Business Consultants Co., Ltd.	2.74%
Nippon Yusoki Co., Ltd.	2.62%
DCM Holdings Co., Ltd.	2.49%
Takuma Co., Ltd.	2.46%
Sato Holdings Corp.	2.37%
SBS Holdings, Inc.	2.36%
Nihon Kohden Corp.	2.35%
Hamakyorex Co., Ltd.	2.31%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with Section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

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7

COMMON STOCKS – 99.37%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 3.48%
Kakaku.com., Inc.	196,600	$3,560,840	1.78%
Macromill, Inc.	171,100	3,385,870	1.70%
		6,946,710	3.48%

Consumer Discretionary – 15.69%
Bic Camera, Inc.	237,400	3,134,229	1.57%
DCM Holdings Co., Ltd.	511,100	4,969,941	2.49%
Doshisha Co., Ltd.	200,300	4,124,401	2.07%
Hiramatsu, Inc.	505,100	2,111,338	1.06%
Kasai Kogyo Co., Ltd.	272,900	2,516,043	1.26%
Komeda Holdings Co., Ltd.	167,500	3,295,018	1.65%
Pacific Industrial Co., Ltd.	253,100	3,697,842	1.86%
Saizeriya Co., Ltd.	167,100	3,171,246	1.59%
Seiren Co., Ltd.	169,800	2,415,767	1.21%
TPR Co., Ltd.	75,600	1,841,341	0.93%
		31,277,166	15.69%

Consumer Staples – 4.60%
Kobe Bussan Co., Ltd.	159,400	4,047,504	2.03%
Nishimoto Co., Ltd.	80,600	3,652,205	1.83%
Soiken Holdings, Inc.	348,600	1,480,881	0.74%
		9,180,590	4.60%

Financials – 3.01%
Aozora Bank, Ltd.	110,400	3,809,507	1.91%
Lifenet Insurance Co. (a)	389,800	2,185,322	1.10%
		5,994,829	3.01%

Health Care – 4.05%
JEOL Ltd.	58,800	968,779	0.49%
Nihon Kohden Corp.	156,800	4,694,311	2.35%
Ship Healthcare Holdings, Inc.	66,800	2,415,212	1.21%
		8,078,302	4.05%

Industrials – 41.66%
BELLSYSTEM24 Holdings, Inc.	297,700	3,932,346	1.97%
Benefit One, Inc.	157,700	4,065,001	2.04%
Daihen Corp.	61,400	1,439,222	0.72%
EF-ON, Inc.	299,100	2,871,310	1.44%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Industrials (Continued)
Hamakyorex Co., Ltd.	142,400	$4,597,940	2.31%
Hanwa Co., Ltd.	122,200	4,001,930	2.01%
Hito Communication, Inc.	231,800	4,100,317	2.06%
Juki Corp.	90,700	1,015,700	0.51%
Kanematsu Corp.	296,600	3,808,323	1.91%
KAWADA TECHNOLOGIES, Inc.	20,400	1,173,808	0.59%
Kito Corp.	176,000	2,661,080	1.33%
Maeda Kosen Co., Ltd.	143,800	2,784,270	1.40%
METAWATER Co., Ltd.	116,700	2,992,447	1.50%
MIRAIT Holdings Corp.	277,100	4,474,280	2.24%
Nihon Flush Co., Ltd.	143,300	2,745,915	1.38%
Nippon Koei Co., Ltd.	173,800	3,912,189	1.96%
Nippon Yusoki Co., Ltd.	439,200	5,222,081	2.62%
Nissei ASB Machine Co., Ltd.	35,600	1,192,973	0.60%
Okamura Corp.	332,400	4,531,001	2.27%
Sato Holdings Corp.	159,700	4,719,250	2.37%
SBS Holdings, Inc.	371,700	4,704,836	2.36%
Shibuya Corp.	110,400	3,710,088	1.86%
Takeei Corp.	313,500	1,991,796	1.00%
Takuma Co., Ltd.	384,700	4,903,534	2.46%
Tocalo Co., Ltd.	171,200	1,489,811	0.75%
		83,041,448	41.66%

Information Technology – 18.51%
Digital Garage, Inc.	119,700	3,273,437	1.64%
Elecom Co., Ltd.	176,500	4,178,820	2.10%
Macnica Fuji Electronics Holdings, Inc.	252,400	3,648,896	1.83%
Mimaki Engineering Co., Ltd.	442,900	4,548,398	2.28%
Nihon Unisys, Ltd.	152,400	3,339,733	1.68%
Nippon Signal Company, Ltd.	231,900	2,123,307	1.06%
NS Solutions Corp.	185,500	5,535,734	2.78%
OBIC Business Consultants Co., Ltd.	68,400	5,466,984	2.74%
Sun Corp.	293,500	1,410,029	0.71%
UMC Electronics Co., Ltd.	180,900	3,365,957	1.69%
		36,891,295	18.51%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Materials – 8.37%
Asahi Holdings, Inc.	260,800	$5,584,766	2.80%
Asia Pile Holdings Co.	692,000	3,993,263	2.00%
Kuriyama Holdings Corp.	175,900	2,733,051	1.37%
Stella Chemifa Corp.	143,900	4,379,255	2.20%
		16,690,335	8.37%
Total Common Stocks
(Cost $194,388,845)		198,100,675	99.37%

SHORT-TERM INVESTMENTS – 0.69%

Money Market Funds – 0.69%
Fidelity Government Portfolio, Institutional Class, 2.06% (b)	1,368,475	1,368,475	0.69%

Total Short-Term Investments
(Cost $1,368,475)		1,368,475	0.69%

Total Investments
(Cost $195,757,320) – 100.06%		199,469,150	100.06%
Liabilities in Excess of Other Assets – (0.06)%		(116,910)	(0.06)%

TOTAL NET ASSETS – 100.00%		$199,352,240	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$—	$6,946,710	$—	$6,946,710
Consumer Discretionary	—	31,277,166	—	31,277,166
Consumer Staples	—	9,180,590	—	9,180,590
Financials	—	5,994,829	—	5,994,829
Health Care	—	8,078,302	—	8,078,302
Industrials	—	83,041,448	—	83,041,448
Information Technology	—	36,891,295	—	36,891,295
Materials	—	16,690,335	—	16,690,335
Total Common Stocks	$—	$198,100,675	$—	$198,100,675
Short-Term Investments
Money Market Funds	$1,368,475	$—	$—	$1,368,475
Total Short-Term Investments	$1,368,475	$—	$—	$1,368,475
Total Investments	$1,368,475	$198,100,675	$—	$199,469,150

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $195,757,320)	$199,469,150
Dividends and interest receivable	1,435,971
Receivable for fund shares sold	479,652
Prepaid expenses and other assets	34,318
Total Assets	201,419,091

LIABILITIES:
Payable for securities purchased	579,624
Payable for fund shares redeemed	1,237,908
Payable to advisor	143,911
Payable to administrator	18,458
Payable to auditor	21,900
Accrued distribution fees	19,660
Accrued service fees	8,976
Accrued trustees fees	5,964
Accrued expenses and other payables	30,450
Total Liabilities	2,066,851
NET ASSETS	$199,352,240

NET ASSETS CONSIST OF:
Capital stock	$189,397,047
Total distributable earnings	9,955,193
Total Net Assets	$199,352,240

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$100,934,185
Shares issued and outstanding	6,735,449
Net asset value, offering price and redemption price per share	$14.99

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$98,418,055
Shares issued and outstanding	6,637,191
Net asset value, offering price and redemption price per share	$14.83

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income(1)	$3,377,962
Interest income	177,614
Total investment income	3,555,576

EXPENSES:
Investment advisory fees (See Note 5)	1,642,461
Sub-transfer agent expenses – Investor Class (See Note 5)	256,062
Sub-transfer agent expenses – Institutional Class (See Note 5)	53,213
Administration, fund accounting, custody and transfer agent fees (See Note 5)	196,932
Distribution fees – Investor Class (See Note 5)	167,647
Service fees – Investor Class (See Note 5)	111,765
Federal and state registration fees	55,963
Reports to shareholders	31,517
Compliance expense (See Note 5)	29,499
Audit fees	23,181
Trustees’ fees and expenses	17,310
Legal fees	1,581
Other expenses	15,180
Total expenses	2,602,311
NET INVESTMENT INCOME	$953,265

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$8,566,596
Net change in unrealized appreciation/depreciation on investments	(13,684,693)
Net loss on investments	(5,118,097)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,164,832)

(1)	Net of foreign taxes withheld of $375,218.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income	$953,265	$174,013
Net realized gain on investments	8,566,596	2,713,582
Net change in unrealized
appreciation/depreciation on investments	(13,684,693)	13,111,946
Net increase (decrease) in net
assets resulting from operations	(4,164,832)	15,999,541

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(1,780,476)	(550,773)
Distributable earnings – Institutional Class	(1,109,923)	(37,604)
Total distributions	(2,890,399)	(588,377	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	111,702,386	49,025,671
Proceeds from shares subscribed – Institutional Class	137,676,100	27,290,706
Dividends reinvested – Investor Class	1,748,813	545,989
Dividends reinvested – Institutional Class	1,109,776	37,604
Cost of shares redeemed – Investor Class	(80,170,785)	(18,881,862)
Cost of shares redeemed – Institutional Class	(64,230,751)	(4,516,415)
Net increase in net assets derived
from capital share transactions	107,835,539	53,501,693
TOTAL INCREASE IN NET ASSETS	100,780,308	68,912,857

NET ASSETS:
Beginning of year	98,571,932	29,659,075
End of year	$199,352,240	$98,571,932	(2)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	6,964,885	3,750,829
Shares sold – Institutional Class	8,685,841	2,024,977
Shares issued to holders as reinvestment
of dividends – Investor Class	113,712	49,783
Shares issued to holders as reinvestment
of dividends – Institutional Class	72,917	3,468
Shares redeemed – Investor Class	(5,026,572)	(1,440,939)
Shares redeemed – Institutional Class	(4,071,372)	(380,799)
Net increase in shares outstanding	6,739,411	4,007,319

(1)	Includes net investment income distributions of $307,249 and $7,754 and net realized gain distributions of $243,524 and $29,850 for the Investor Class and Institutional Class, respectively.
(2)	Includes accumulated net investment loss of $(37,056).

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(1)

(1)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$14.92	$11.29	$10.29	$10.51	$11.70

0.05	0.08	0.03	(0.02)	(0.04)
0.35	3.77	1.31	0.71	1.36
0.40	3.85	1.34	0.69	1.32

(0.05)	(0.12)	—	—	—
(0.28)	(0.10)	(0.34)	(0.91)	(2.51)
(0.33)	(0.22)	(0.34)	(0.91)	(2.51)
$14.99	$14.92	$11.29	$10.29	$10.51

2.64%	34.82%	13.44%	7.37%	13.99%

$100.93	$69.86	$26.23	$22.68	$19.36
1.46%	1.60%	1.91%	2.12%	2.24%
0.21%	0.26%	0.25%	(0.38)%	(0.39)%
35%	41%	22%	75%	63%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period

				Period Ended
	Year Ended October 31,			October 31,
	2018	2017	2016	2015(1)
PER SHARE DATA:
Net asset value, beginning of period	$14.72	$11.33	$10.30	$10.89

Income from
investment operations:
Net investment income (loss)	0.11	0.05	0.06	(0.01)
Net realized and unrealized
gains (losses) on investments	0.36	3.78	1.31	(0.58)
Total from investment operations	0.47	3.83	1.37	(0.59)

Less distributions:
Dividends from net
investment income	(0.08)	(0.10)	—	—
Dividends from net realized gains	(0.28)	(0.34)	(0.34)	—
Total distributions	(0.36)	(0.44)	(0.34)	—
Net asset value, end of period	$14.83	$14.72	$11.33	$10.30

TOTAL RETURN	3.12%	35.17%	13.73%	(5.42	)%(2)

SUPPLEMENTAL
DATA AND RATIOS:
Net assets, end of period (millions)	$98.42	$28.71	$3.42	$2.65
Ratio of expenses to
average net assets	1.04%	1.19%	1.63%	1.86	%(3)
Ratio of net investment income
(loss) to average net assets	0.77%	0.80%	0.63%	(1.04	)%(3)
Portfolio turnover rate(4)	35%	41%	22%	75	%(2)

(1)	Institutional Class shares commenced operations on June 15, 2015.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS/NOTES TO THE FINANCIAL STATEMENTS

Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Japan Small Cap Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund did not have Institutional Class shares until June 15, 2015. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(2,438,804)	$2,438,804

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c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate the portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from fluctuations resulting from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain/loss on investments. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in accounting standards, and other factors.

j).	New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure

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NOTES TO THE FINANCIAL STATEMENTS

Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

k).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

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Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”) will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be

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NOTES TO THE FINANCIAL STATEMENTS

determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $179,744,244 and $66,403,237, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy

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Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor oversees the provision of investment advice and furnishes office space and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.80%, effective as of March 1, 2016. Prior to that date, the annual rate was 1.20%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Advisor has delegated the day-to-day management of the Fund to a sub-advisor, SPARX Asset Management Co., Ltd. The Advisor pays the sub-advisory fees from its own assets, and these fees are not an additional expense of the Fund. For the most recent fiscal year, the Advisor (not the Fund) paid a sub-advisory fee, based upon the daily net assets of the Fund, at an average rate of 0.31%. Prior to February 28, 2018, the sub-advisory fee for the Fund was 0.20%. Effective February 28, 2018, the Advisor amended the sub-advisory agreement with SPARX Asset Management Co., Ltd. to increase the sub-advisory fee to 0.35% of the first $500 million of daily net assets, 0.40% of the next $500 million of daily net assets, and 0.42% of daily net assets over $1 billion. The Fund currently has less than $500 million of daily net assets.

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018, the Fund did not have any borrowings outstanding under the line of credit.

HENNESSY FUNDS	1-800-966-4354
23

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$195,799,022
Gross tax unrealized appreciation	$22,448,859
Gross tax unrealized depreciation	(18,782,297)
Net tax unrealized appreciation/(depreciation)	$3,666,562
Undistributed ordinary income	$275,368
Undistributed long-term capital gains	6,013,263
Total distributable earnings	$6,288,631
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$9,955,193

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and passive foreign investment companies.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$583,714	$588,377
Long-term capital gain	2,306,685	—
	$2,890,399	$588,377

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

	Long-term	Short-term
Investor Class	$0.46558	$0.00020
Institutional Class	$0.45707	$0.00020

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$ —
Institutional Class	$0.04449547

HENNESSYFUNDS.COM
24

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of the Hennessy Japan Small Cap Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the Hennessy Japan Small Cap Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for each of the three years in the period ended October 31, 2016 have been audited by other auditors, whose report dated December 22, 2016 expressed unqualified opinions on such financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers, or other appropriate auditing procedures where replies from brokers were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 27, 2018

HENNESSY FUNDS	1-800-966-4354

25

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

HENNESSYFUNDS.COM
26

TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSY FUNDS	1-800-966-4354
27

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSYFUNDS.COM

28

TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

HENNESSY FUNDS	1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 914.60	$7.09
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.48

Institutional Class
Actual	$1,000.00	$ 916.00	$5.07
Hypothetical (5% return before expenses)	$1,000.00	$1,019.91	$5.35

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Investor Class shares or 1.05% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

For the year ended October 31, 2018, the Fund earned foreign source income and paid foreign taxes, as noted below, which it intends to pass through to its shareholders pursuant to Section 853 of the Internal Revenue Code.

	Gross Foreign Income	Foreign Tax Paid
Japan	$3,753,180	$375,218

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY LARGE CAP
FINANCIAL FUND

Investor Class  HLFNX
Institutional Class  HILFX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	17
Report of Independent Registered Public Accounting Firm	25
Trustees and Officers of the Fund	26
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Quarterly Schedule of Investments	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Large Cap Financial Fund –
Investor Class (HLFNX)	1.82%	8.31%	9.92%
Hennessy Large Cap Financial Fund –
Institutional Class (HILFX)(1)	2.16%	8.59%	10.07%
Russell 1000® Financial Services Index	3.72%	11.52%	10.68%
Russell 1000® Index	6.98%	11.05%	13.42%

Expense ratios:  1.82% (Investor Class); 1.51% (Institutional Class)

(1)
The inception date of Institutional Class shares is June 15, 2015. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Large Cap Financial Fund.

The Russell 1000® Financial Services Index is commonly used to measure the performance of large-capitalization financial sector stocks. The Russell 1000® Index is commonly used to measure the performance of U.S. large-capitalization stocks. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this

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4

PERFORMANCE OVERVIEW

communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Large Cap Financial Fund returned 1.82%, underperforming the Russell 1000® Financial Services Index (the Fund’s primary benchmark) and the Russell 1000® Index, which returned 3.72% and 6.98%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark can be attributed predominantly to stock selection, particularly in the Diversified Financials industry group. This underperformance was offset to some degree by positive contributions to relative performance from sub-industry allocation. The Fund’s overweight position in Software and Services contributed most significantly to relative performance, with payment services companies including Mastercard, Inc., Visa, Inc., PayPal Holdings, Inc., and Global Payments, Inc. performing well. The Fund’s underweight position in Insurance also helped relative performance. Among the holdings in the Diversified Financials industry group, State Street Corp., Morgan Stanley, and Goldman Sachs Group, Inc. performed poorly over the period.

The Fund continues to hold all of the companies mentioned.

Portfolio Strategy:

Historically, the Fund has tilted its investments more heavily toward regional banks and diversified global banks and to a lesser degree toward insurance companies, real estate companies, and asset managers. However, we have increased our exposure to electronic payment companies over the last few years. We believe that growth in the electronic payment industry will continue as the use of mobile payment methods spreads. In general, we seek companies that we believe have high-quality management teams, less complex business models, and the prospect of sustainable earnings growth over time. We also try to identify companies that we expect will do well in the current environment, which is characterized by low-but-rising interest rates, competitive loan markets, and growing competition from electronic payment platforms. We are less interested in focusing solely on companies that appear to promise an increase in profitability when interest rates rise, loan demand increases, or pricing becomes more favorable, as we believe the timing of these macro industry dynamics is difficult to predict.

Investment Commentary:

We continue to believe that the outlook for large-cap financial companies is good. The macroeconomic environment in the United States is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

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The Fund remains overweight fee-based electronic service providers because we believe these companies will continue to grow their revenues and earnings, driven by the global shift towards cashless forms of payment. In our opinion, the outlook for larger banks is also favorable, with the prospect of higher net interest margins as the Federal Reserve continues to increase short-term interest rates. In addition, we believe many large banks have been slow to implement technology and operate too many branches, and management teams are now recognizing that they have an opportunity over the next decade to increase efficiency and drive earnings growth, regardless of the rate of loan growth or level of interest rates. In addition, banks are changing the way they do business, constructing their balance sheets with less risk and moving to increase their fee-based businesses.

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in medium-sized companies, which may have limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

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PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY LARGE CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Visa, Inc., Class A	5.25%
The PNC Financial Services Group, Inc.	5.16%
Mastercard, Inc., Class A	5.16%
JPMorgan Chase & Co.	5.03%
Bank of America Corp.	5.02%
Capital One Financial Corp.	5.02%
Berkshire Hathaway, Inc., Class B	4.94%
PayPal Holdings, Inc.	4.90%
Citigroup, Inc.	4.27%
Moody’s Corp.	4.09%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

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COMMON STOCKS – 90.11%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 2.59%
Zillow Group, Inc. (a)	32,000	$1,291,840	2.59%

Financials – 63.42%
American Express Co.	9,000	924,570	1.85%
Bank of America Corp.	91,000	2,502,500	5.02%
Berkshire Hathaway, Inc., Class B (a)	12,000	2,463,360	4.94%
Capital One Financial Corp.	28,000	2,500,400	5.02%
Citigroup, Inc.	32,500	2,127,450	4.27%
Citizens Financial Group, Inc.	47,000	1,755,450	3.52%
Fifth Third Bancorp	20,000	539,800	1.08%
JPMorgan Chase & Co.	23,000	2,507,460	5.03%
KeyCorp	60,000	1,089,600	2.19%
Moody’s Corp.	14,000	2,036,720	4.09%
Morgan Stanley	34,000	1,552,440	3.11%
MSCI, Inc.	7,500	1,127,850	2.26%
State Street Corp.	14,000	962,500	1.93%
SunTrust Banks, Inc.	27,000	1,691,820	3.39%
The Charles Schwab Corp.	39,000	1,803,360	3.62%
The Goldman Sachs Group, Inc.	5,500	1,239,535	2.49%
The PNC Financial Services Group, Inc.	20,000	2,569,800	5.16%
U.S. Bancorp (c)	22,000	1,149,940	2.31%
Wells Fargo & Co.	20,000	1,064,600	2.14%
		31,609,155	63.42%

Information Technology – 24.10%
Global Payments, Inc.	15,000	1,713,450	3.44%
Mastercard, Inc., Class A	13,000	2,569,710	5.16%
PayPal Holdings, Inc. (a)	29,000	2,441,510	4.90%
SS&C Technologies Holdings, Inc.	7,500	383,700	0.77%
Total System Services, Inc.	17,000	1,549,550	3.11%
Visa, Inc., Class A	19,000	2,619,150	5.25%
Worldpay, Inc. (a)	8,000	734,720	1.47%
		12,011,790	24.10%

Total Common Stocks
(Cost $39,311,908)		44,912,785	90.11%

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS

SHORT-TERM INVESTMENTS – 12.39%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 12.39%
Fidelity Government Portfolio, Institutional Class, 2.06% (b)	2,436,000	$2,436,000	4.89%
Morgan Stanley Institutional Liquidity Fund Government Portfolio,
Institutional Class, 2.05% (b)	1,302,912	1,302,912	2.61%
The Government & Agency Portfolio, Institutional Class, 2.08% (b)	2,436,000	2,436,000	4.89%

Total Short-Term Investments
(Cost $6,174,912)		6,174,912	12.39%

Total Investments
(Cost $45,486,820) – 102.50%		51,087,697	102.50%
Liabilities in Excess of Other Assets – (2.50)%		(1,244,795)	(2.50)%

TOTAL NET ASSETS – 100.00%		$49,842,902	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	The rate listed is the fund’s seven-day yield as of October 31, 2018.
(c)
Investment in affiliated security. Quasar Distributors, LLC, which serves as the Fund’s distributor, is a subsidiary of U.S. Bancorp. Details of transactions with this affiliated company for the year ended October 31, 2018, are as follows:

Issuer	U.S. Bancorp
Beginning Cost	$838,120
Purchase Cost	$1,155,804
Sales Cost	$(848,280)
Ending Cost	$1,145,644
Dividend Income	$21,240
Net Change in
Unrealized Depreciation	$(82,044)
Realized Gain	$50,621
Shares	22,000
Market Value	$1,149,940

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$1,291,840	$—	$—	$1,291,840
Financials	31,609,155	—	—	31,609,155
Information Technology	12,011,790	—	—	12,011,790
Total Common Stocks	$44,912,785	$—	$—	$44,912,785
Short-Term Investments
Money Market Funds	$6,174,912	$—	$—	$6,174,912
Total Short-Term Investments	$6,174,912	$—	$—	$6,174,912
Total Investments	$51,087,697	$—	$—	$51,087,697

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in unaffiliated securities, at value (cost $44,341,176)	$49,937,757
Investments in affiliated securities, at value (cost $1,145,644)	1,149,940
Total investments in securities, at value (cost $45,486,820)	51,087,697
Dividends and interest receivable	55,963
Receivable for fund shares sold	33,877
Receivable for securities sold	246,097
Prepaid expenses and other assets	15,197
Total Assets	51,438,831

LIABILITIES:
Payable for securities purchased	1,479,002
Payable for fund shares redeemed	19,521
Payable to advisor	39,198
Payable to administrator	4,590
Payable to auditor	21,900
Accrued distribution fees	8,586
Accrued service fees	3,576
Accrued interest payable	91
Accrued trustees fees	5,960
Accrued expenses and other payables	13,505
Total Liabilities	1,595,929
NET ASSETS	$49,842,902

NET ASSETS CONSIST OF:
Capital stock	$43,876,268
Total distributable earnings	5,966,634
Total Net Assets	$49,842,902

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$40,989,982
Shares issued and outstanding	1,912,926
Net asset value, offering price and redemption price per share	$21.43

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$8,852,920
Shares issued and outstanding	413,800
Net asset value, offering price and redemption price per share	$21.39

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income from unaffiliated securities	$542,564
Dividend income from affiliated securities	21,240
Interest income	32,642
Total investment income	596,446

EXPENSES:
Investment advisory fees (See Note 5)	428,499
Sub-transfer agent expenses – Investor Class (See Note 5)	69,674
Sub-transfer agent expenses – Institutional Class (See Note 5)	5,749
Distribution fees – Investor Class (See Note 5)	59,248
Administration, fund accounting, custody and transfer agent fees (See Note 5)	45,895
Service fees – Investor Class (See Note 5)	39,499
Federal and state registration fees	34,329
Compliance expense (See Note 5)	29,500
Audit fees	22,501
Trustees’ fees and expenses	16,727
Reports to shareholders	16,621
Interest expense (See Note 7)	4
Other expenses	5,936
Total expenses	774,182
NET INVESTMENT LOSS	$(177,736)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on:
Unaffiliated investments	$1,150,798
Affiliated investments	50,621
Net change in unrealized appreciation/depreciation on:
Unaffiliated investments	(1,576,046)
Affiliated investments	(82,044)
Net loss on investments	(456,671)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(634,407)

The accompanying notes are an integral part of these financial statements.

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STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment loss	$(177,736)	$(116,337)
Net realized gain on investments	1,201,419	4,459,225
Net change in unrealized
appreciation/depreciation on investments	(1,658,090)	4,725,077
Net increase (decrease) in net
assets resulting from operations	(634,407)	9,067,965

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(1,219,312)	(158,906)
Distributable earnings – Institutional Class	(296,176)	(29,650)
Total distributions	(1,515,488)	(188,556	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	24,589,903	5,666,734
Proceeds from shares subscribed – Institutional Class	7,641,988	5,259,686
Dividends reinvested – Investor Class	1,178,036	154,596
Dividends reinvested – Institutional Class	296,176	29,650
Cost of shares redeemed – Investor Class	(9,240,403)	(14,389,624)
Cost of shares redeemed – Institutional Class	(4,636,260)	(458,597)
Net increase (decrease) in net assets derived
from capital share transactions	19,829,440	(3,737,555)
TOTAL INCREASE IN NET ASSETS	17,679,545	5,141,854

NET ASSETS:
Beginning of year	32,163,357	27,021,503
End of year	$49,842,902	$32,163,357	(2)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	1,072,989	289,553
Shares sold – Institutional Class	339,855	265,747
Shares issued to holders as reinvestment
of dividends – Investor Class	54,162	8,027
Shares issued to holders as reinvestment
of dividends – Institutional Class	13,686	1,551
Shares redeemed – Investor Class	(410,285)	(745,488)
Shares redeemed – Institutional Class	(205,942)	(22,449)
Net increase (decrease) in shares outstanding	864,465	(203,059)

(1)	All distributions were from net investment income.
(2)	Includes accumulated undistributed net investment loss of $(114,001).

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Amount is less than $0.01.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$22.02	$16.23	$18.36	$20.87	$19.01

(0.07)	(0.08)	0.07	0.01	0.00 (1)
0.48	5.97	(0.49)	(0.40)	2.44
0.41	5.89	(0.42)	(0.39)	2.44

—	(0.10)	(0.02)	—	—
(1.00)	—	(1.69)	(2.12)	(0.58)
(1.00)	(0.10)	(1.71)	(2.12)	(0.58)
$21.43	$22.02	$16.23	$18.36	$20.87

1.82%	36.41%	(2.57)%	(2.57)%	13.04%

$40.99	$26.33	$26.67	$100.73	$98.07
1.69%	1.81%	1.66%	1.57%	1.49%
(0.44)%	(0.41)%	0.16%	0.03%	(0.01)%
64%	76%	141%	74%	58%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each period
				Period Ended
	Year Ended October 31,			October 31,
	2018	2017	2016	2015(1)
PER SHARE DATA:
Net asset value, beginning of period	$21.91	$16.26	$18.39	$19.72

Income from
investment operations:
Net investment income (loss)	0.03	0.18	0.02	0.01
Net realized and unrealized
gains (losses) on investments	0.45	5.78	(0.36)	(1.34)
Total from investment operations	0.48	5.96	(0.34)	(1.33)

Less distributions:
Dividends from net
investment income	—	(0.31)	(0.09)	—
Dividends from net realized gains	(1.00)	—	(1.70)	—
Total distributions	(1.00)	(0.31)	(1.79)	—
Net asset value, end of period	$21.39	$21.91	$16.26	$18.39

TOTAL RETURN	2.16%	36.92%	(2.14)%	(6.74	)%(2)

SUPPLEMENTAL
DATA AND RATIOS:
Net assets, end of period (millions)	$8.85	$5.83	$0.35	$0.29
Ratio of expenses to
average net assets	1.34%	1.50%	1.24%	1.19	%(3)
Ratio of net investment income
(loss) to average net assets	(0.07)%	(0.17)%	0.52%	0.25	%(3)
Portfolio turnover rate(4)	64%	76%	141%	74	%(2)
(1)	Institutional Class shares commenced operations on June 15, 2015.
(2)	Not annualized.
(3)	Annualized.
(4)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS/NOTES TO THE FINANCIAL STATEMENTS

Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Large Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The Fund did not have Institutional Class shares until June 15, 2015.  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses.  There are no sales charges.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.  The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(64,607)	$64,607

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c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

HENNESSYFUNDS.COM
18

NOTES TO THE FINANCIAL STATEMENTS

evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”)

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will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets.  Fair value pricing results in an estimated price for a

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NOTES TO THE FINANCIAL STATEMENTS

security that reflects the amount the Fund might reasonably expect to receive in a current sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market.  Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs.  Such securities are generally classified in Level 2 of the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations.  Various inputs are used to determine the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $42,122,633 and $28,569,905, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board.  The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended.  During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at an annual rate of 0.90%.  The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.  The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During fiscal year 2018 the Fund had an outstanding average daily balance and a weighted average interest rate of $71 and 5.00%, respectively. The interest expensed by the Fund during fiscal year 2018 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2018 was $26,000. As of October 31, 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$46,213,309
Gross tax unrealized appreciation	$7,356,788
Gross tax unrealized depreciation	(2,482,400)
Net tax unrealized appreciation/(depreciation)	$4,874,388
Undistributed ordinary income	$—
Undistributed long-term capital gains	1,232,897
Total distributable earnings	$1,232,897
Other accumulated gain/(loss)	$(140,651)
Total accumulated gain/(loss)	$5,966,634

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales and late-year ordinary losses.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund deferred, on a tax basis, a late-year ordinary loss of $140,651.  Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$—	$187,217
Long-term capital gain	1,515,488	1,339
	$1,515,488	$188,556

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

Long-term
Investor Class	$0.58896
Institutional Class	$0.59199

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24

NOTES/REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Large Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Large Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2018

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Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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TRUSTEES AND OFFICERS OF THE FUND

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

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TRUSTEES AND OFFICERS OF THE FUND

(This Page Intentionally Left Blank.)

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Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 965.30	$8.27
Hypothetical (5% return before expenses)	$1,000.00	$1,016.79	$8.49

Institutional Class
Actual	$1,000.00	$ 967.00	$6.40
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.56

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.67% for Investor Class shares or 1.29% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY SMALL CAP
FINANCIAL FUND

Investor Class  HSFNX
Institutional Class  HISFX

hennessyfunds.com | 1-800-966-4354

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Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Quarterly Schedule of Investments	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Small Cap Financial Fund –
Investor Class (HSFNX)	-8.79%	6.98%	9.41%
Hennessy Small Cap Financial Fund –
Institutional Class (HISFX)	-8.42%	7.37%	9.74%
Russell 2000® Financial Services Index	-1.99%	9.28%	10.20%
Russell 2000® Index	1.85%	8.01%	12.44%

Expense ratios:  1.53% (Investor Class); 1.16% (Institutional Class)

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Small Cap Financial Fund.

The Russell 2000® Financial Services Index is commonly used to measure the performance of U.S. small-capitalization financial sector stocks. The Russell 2000® Index is commonly used to measure the performance of U.S. small-capitalization stocks. One cannot invest directly in an index.

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes or Russell ratings or underlying data and no party may rely on any Russell Indexes or Russell ratings or underlying data contained in this communication. No further distribution of Russell data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this communication.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

PERFORMANCE NARRATIVE

Portfolio Managers David H. Ellison and Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Small Cap Financial Fund returned -8.79%, underperforming the Russell 2000® Financial Services Index (the Fund’s primary benchmark) and the Russell 2000® Index, which returned -1.99% and 1.85%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark can be attributed predominantly to stock selection, mainly in the Banking sector.  Much of the underperformance began in the latter part of the period – the Fund is primarily invested in smaller, traditional depository franchises, and investors became increasingly concerned regarding asset quality issues as well as lack of substantial net interest margin expansion or loan growth. Banc of California, Inc., ConnectOne Bancorp, Inc., Eagle Bancorp, Inc., and Dime Community Bancshares, Inc. were among the holdings that detracted most from relative performance over the period. First BanCorp, Hingham Institution for Savings, Brookline Bancorp, Inc., and Meta Financial Group, Inc. were among the Fund’s best performing holdings and contributed positively to the Fund’s relative performance.

The Fund continues to hold all of the companies mentioned except for Meta Financial Group, Inc.

Portfolio Strategy:

Generally, the Fund tilts its investments more heavily toward regional banks, thrifts, and, at times, mortgage finance companies. Within these preferred sub-industries, we seek companies that we believe have high-quality management teams, uncomplicated business models, and sustainable earnings growth opportunities. Moreover, we identify companies that we expect will do well in the current environment, which is characterized by low-but-rising interest rates, competitive loan markets, and heightened regulatory control. We are less interested in companies that appear to promise an increase in profitability when interest rates rise or loan demand and pricing becomes more favorable because we believe these industry dynamics are difficult to predict.

Investment Commentary:

We continue to believe that the outlook for small-cap financial companies is good. The macroeconomic environment in the United States is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

In our opinion, the outlook for smaller banks and thrifts is also favorable, with the prospect of higher net interest margins as the Federal Reserve continues to increase short-term interest rates. We also expect to see continued consolidation in the sector, which should offer additional opportunities for higher profitability as a result of greater market power and economies of scale.

HENNESSY FUNDS	1-800-966-4354
5

_______________

Opinions expressed are those of the Portfolio Managers as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund, making it more exposed to individual stock volatility than a diversified fund. Investments are focused in the financial services industry; sector funds may be subject to a higher degree of market risk. The Fund invests in smaller companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

Earnings growth is not a measure of the Fund’s future performance.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY SMALL CAP FINANCIAL FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Hingham Institution for Savings	5.17%
Union Bankshares Corp.	4.87%
Brookline Bancorp, Inc.	4.77%
OceanFirst Financial Corp.	4.74%
Meridian Bancorp, Inc.	4.27%
Kearny Financial Corp. of Maryland	4.19%
Eagle Bancorp, Inc.	3.74%
First BanCorp.	3.69%
ConnectOne Bancorp, Inc.	3.55%
Independent Bank Corp.	3.48%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354

7

COMMON STOCKS – 89.67%	Number		% of
	of Shares	Value	Net Assets
Financials – 89.67%
Axos Financial, Inc. (a)	45,000	$1,366,200	0.87%
Banc of California, Inc.	264,000	4,210,800	2.67%
BankUnited, Inc.	120,000	3,972,000	2.52%
Banner Corp.	60,000	3,469,200	2.20%
Beneficial Bancorp, Inc.	225,000	3,516,750	2.23%
Blue Hills Bancorp, Inc.	125,000	2,901,250	1.84%
Brookline Bancorp, Inc.	485,000	7,517,500	4.77%
Capstar Financial Holdings, Inc.	10,000	147,800	0.09%
Columbia Financial, Inc. (a)	360,000	5,428,800	3.44%
ConnectOne Bancorp, Inc.	270,000	5,597,100	3.55%
Dime Community Bancshares, Inc.	80,000	1,289,600	0.82%
Eagle Bancorp, Inc. (a)	120,000	5,900,400	3.74%
FCB Financial Holdings, Inc., Class A (a)	105,000	4,108,650	2.61%
First BanCorp. (a)(b)	630,000	5,814,900	3.69%
Flushing Financial Corp.	5,000	113,450	0.07%
Green Bancorp, Inc.	175,000	3,237,500	2.05%
HarborOne Bancorp, Inc. (a)	290,000	5,278,000	3.35%
Hingham Institution for Savings	40,000	8,144,000	5.17%
IBERIABANK Corp.	52,500	3,910,725	2.48%
Independent Bank Corp.	70,000	5,491,500	3.48%
Kearny Financial Corp. of Maryland	510,000	6,599,400	4.19%
Lakeland Bancorp, Inc.	170,000	2,799,900	1.78%
Meridian Bancorp, Inc.	425,000	6,732,000	4.27%
Midland States Bancorp, Inc.	45,000	1,213,650	0.77%
OceanFirst Financial Corp.	295,000	7,469,400	4.74%
Opus Bank	180,000	3,418,200	2.17%
PacWest Bancorp	92,500	3,757,350	2.38%
People’s United Financial, Inc.	140,000	2,192,400	1.39%
Provident Financial Services, Inc.	15,000	366,000	0.23%
Sterling Bancorp	250,000	4,495,000	2.85%
The Bank of N.T. Butterfield & Son Ltd. (b)	30,000	1,208,700	0.77%
Union Bankshares Corp.	225,000	7,681,500	4.87%
United Financial Bancorp, Inc.	230,000	3,553,500	2.25%
Washington Federal, Inc.	140,000	3,942,400	2.50%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Financials (Continued)
Western Alliance Bancorp (a)	15,000	$723,600	0.46%
Wintrust Financial Corp.	50,000	3,807,000	2.41%
		141,376,125	89.67%
Total Common Stocks
(Cost $128,374,584)		141,376,125	89.67%

SHORT-TERM INVESTMENTS – 10.05%

Money Market Funds – 10.05%
Fidelity Government Portfolio, Institutional Class, 2.06% (c)	7,911,000	7,911,000	5.02%
Morgan Stanley Institutional Liquidity Fund, Government Portfolio,
Institutional Class, 2.05% (c)	89,297	89,297	0.05%
The Government & Agency Portfolio, Institutional Class, 2.08% (c)	7,849,000	7,849,000	4.98%
		15,849,297	10.05%
Total Short-Term Investments
(Cost $15,849,297)		15,849,297	10.05%

Total Investments
(Cost $144,223,881) – 99.72%		157,225,422	99.72%
Other Assets in Excess of Liabilities – 0.28%		436,313	0.28%

TOTAL NET ASSETS – 100.00%		$157,661,735	100.00%

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Financials	$141,376,125	$—	$—	$141,376,125
Total Common Stocks	$141,376,125	$—	$—	$141,376,125
Short-Term Investments
Money Market Funds	$15,849,297	$—	$—	$15,849,297
Total Short-Term Investments	$15,849,297	$—	$—	$15,849,297
Total Investments	$157,225,422	$—	$—	$157,225,422

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $144,223,881)	$157,225,422
Dividends and interest receivable	130,120
Receivable for fund shares sold	154,311
Receivable for securities sold	1,330,052
Prepaid expenses and other assets	22,071
Total Assets	158,861,976

LIABILITIES:
Payable for securities purchased	655,633
Payable for fund shares redeemed	295,502
Payable to advisor	127,743
Payable to administrator	15,425
Payable to auditor	21,899
Accrued distribution fees	26,086
Accrued service fees	10,971
Accrued trustees fees	5,964
Accrued expenses and other payables	41,018
Total Liabilities	1,200,241
NET ASSETS	$157,661,735

NET ASSETS CONSIST OF:
Capital stock	$135,883,798
Total distributable earnings	21,777,937
Total Net Assets	$157,661,735

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$121,997,850
Shares issued and outstanding	5,556,065
Net asset value, offering price and redemption price per share	$21.96

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$35,663,885
Shares issued and outstanding	2,686,067
Net asset value, offering price and redemption price per share	$13.28

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

10

STATEMENT OF ASSETS AND LIABILITIES/STATEMENT OF OPERATIONS

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income	$3,092,630
Interest income	137,076
Total investment income	3,229,706

EXPENSES:
Investment advisory fees (See Note 5)	1,757,915
Sub-transfer agent expenses – Investor Class (See Note 5)	344,353
Sub-transfer agent expenses – Institutional Class (See Note 5)	26,717
Distribution fees – Investor Class (See Note 5)	236,954
Administration, fund accounting, custody and transfer agent fees (See Note 5)	188,398
Service fees – Investor Class (See Note 5)	157,969
Federal and state registration fees	44,405
Compliance expense (See Note 5)	29,500
Reports to shareholders	23,763
Audit fees	22,500
Trustees’ fees and expenses	17,265
Legal fees	1,184
Other expenses	16,173
Total expenses	2,867,096
NET INVESTMENT INCOME	$362,610

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$12,332,055
Net change in unrealized appreciation/depreciation on investments	(27,410,886)
Net loss on investments	(15,078,831)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(14,716,221)

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

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HENNESSYFUNDS.COM

12

STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment income (loss)	$362,610	$(3,352)
Net realized gain on investments	12,332,055	19,986,888
Net change in unrealized
appreciation/depreciation on investments	(27,410,886)	17,014,799
Net increase (decrease) in net assets resulting from operations	(14,716,221)	36,998,335

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(12,667,248)	(20,280,034)
Distributable earnings – Institutional Class	(2,810,391)	(3,532,520)
Total distributions	(15,477,639)	(23,812,554	)(1)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	21,302,624	100,903,651
Proceeds from shares subscribed – Institutional Class	22,839,938	35,239,059
Dividends reinvested – Investor Class	12,401,989	19,917,344
Dividends reinvested – Institutional Class	2,696,156	3,189,710
Cost of shares redeemed – Investor Class	(62,443,809)	(90,350,351)
Cost of shares redeemed – Institutional Class	(20,874,270)	(23,511,159)
Net increase (decrease) in net
assets derived from capital share transactions	(24,077,372)	45,388,254
TOTAL INCREASE (DECREASE) IN NET ASSETS	(54,271,232)	58,574,035

NET ASSETS:
Beginning of year	211,932,967	153,358,932
End of year	$157,661,735	$211,932,967

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	852,589	3,914,617
Shares sold – Institutional Class	1,489,112	2,297,508
Shares issued to holders as reinvestment
of dividends – Investor Class	506,624	782,880
Shares issued to holders as reinvestment
of dividends – Institutional Class	182,573	206,594
Shares redeemed – Investor Class	(2,490,267)	(3,635,991)
Shares redeemed – Institutional Class	(1,402,574)	(1,581,565)
Net increase (decrease) in shares outstanding	(861,943)	1,984,043

(1)	Includes net investment income distributions of $483,756 and $414,103 and net realized gain distributions of $19,796,278 and $3,118,417 for the Investor Class and Institutional Class, respectively.

The accompanying notes are an integral part of these financial statements.

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13

Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Paid-in capital from redemption fees
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(3)

(1)	Calculated based on average shares outstanding method.
(2)	Amount is less than $0.01 or $(0.01).
(3)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

14

FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018		2017	2016	2015	2014

$26.02		$23.48	$23.81	$24.13	$25.40

0.03		(0.04)	0.10	0.03 (1)	(0.10)
(2.12)		5.83	1.20	2.99	0.49
(2.09)		5.79	1.30	3.02	0.39

(0.00	)(2)	(0.06)	(0.03)	—	(0.06)
(1.97)		(3.19)	(1.60)	(3.34)	(1.60)
(1.97)		(3.25)	(1.63)	(3.34)	(1.66)
—		—	—	—	0.00 (2)
$21.96		$26.02	$23.48	$23.81	$24.13

(8.79)%		25.03%	5.80%	14.51%	1.40%

$122.00		$174.01	$132.09	$218.50	$193.09
1.54%		1.52%	1.54%	1.50%	1.44%
0.11%		(0.06)%	0.38%	0.17%	(0.36)%
28%		46%	46%	49%	47%

The accompanying notes are an integral part of these financial statements.

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15

Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains (losses) on investments
Total from investment operations

Less distributions:
Dividends from net investment income
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets
Ratio of net investment income (loss) to average net assets
Portfolio turnover rate(2)

(1)	Calculated based on average shares outstanding method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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16

FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017	2016	2015	2014

$15.69	$14.23	$14.39	$14.53	$15.96

0.07	0.02	0.09	0.06 (1)	(0.09)
(1.27)	3.56	0.75	1.81	0.40
(1.20)	3.58	0.84	1.87	0.31

(0.02)	(0.17)	(0.04)	—	(0.14)
(1.19)	(1.95)	(0.96)	(2.01)	(1.60)
(1.21)	(2.12)	(1.00)	(2.01)	(1.74)
$13.28	$15.69	$14.23	$14.39	$14.53

(8.42)%	25.56%	6.22%	14.91%	1.70%

$35.66	$37.92	$21.27	$25.94	$42.23
1.15%	1.15%	1.17%	1.17%	1.12%
0.51%	0.30%	0.72%	0.48%	(0.04)%
28%	46%	46%	49%	47%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Small Cap Financial Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992.  The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended.  The investment objective of the Fund is capital appreciation.  The Fund is a non-diversified fund.

The Fund offers Investor Class and Institutional Class shares.  Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses.  There are no sales charges.  Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.  Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences.  Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes.  The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes.  The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(2,752,574)	$2,752,574

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18

NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return.  The tax returns of the Fund for the prior three fiscal years are open for examination.  The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return.  The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund.  Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December.  Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date.  The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds.  Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period.  Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading.  The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

HENNESSY FUNDS	1-800-966-4354
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evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed.  Securities listed on The NASDAQ Stock Market (“NASDAQ”)

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NOTES TO THE FINANCIAL STATEMENTS

will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported.  Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy.  Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time.  The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim.  In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued primarily using dealer quotations.  These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above.  Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value.  If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized.  Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below.  Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security.  Fair value pricing determinations are made in good faith in accordance with these procedures.  There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets.  Fair value pricing results in an estimated price for a security that reflects the amount the Fund might reasonably expect to receive in a current

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sale.  Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts.  The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market.  Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs.  Such securities are generally classified in Level 2 of the fair valuation hierarchy.  Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations.  Various inputs are used to determine the value of the Fund’s investments.  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $52,311,129 and $100,724,973, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board.  The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended.  During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement.  The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a monthly fee from the Fund.  The fee is based upon the average daily net assets of the Fund at an annual rate of 0.90%.  The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund.  The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares.  The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares.  Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose.  Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors.  The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund.  The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses).  These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions.  The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor.  Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles.  The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer.  The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds.  Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A.  Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only).  During fiscal year 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

Investments
Cost of investments for tax purposes	$144,911,472
Gross tax unrealized appreciation	$20,712,537
Gross tax unrealized depreciation	(8,398,587)
Net tax unrealized appreciation/(depreciation)	$12,313,950
Undistributed ordinary income	$304,362
Undistributed long-term capital gains	9,159,625
Total distributable earnings	$9,463,987
Other accumulated gain/(loss)	$—
Total accumulated gain/(loss)	$21,777,937

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses.  Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

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NOTES TO THE FINANCIAL STATEMENTS

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income(1)	$1,372,736	$897,859
Long-term capital gain	14,104,903	22,914,695
	$15,477,639	$23,812,554

(1)  Ordinary income includes short-term capital gains.

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements.  Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

	Long-term	Short-term
Investor Class	$1.31958	$0.00162
Institutional Class	$0.82307	$0.00101

On December 27, 2018, income distributions were declared and paid to shareholders of record on December 26, 2018, as follows:

Investor Class	$0.07118721
Institutional Class	$0.18030516

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25

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Small Cap Financial Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Small Cap Financial Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2018

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26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/ TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

HENNESSYFUNDS.COM
28

TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

HENNESSY FUNDS	1-800-966-4354

29

Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
30

EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 901.10	$7.38
Hypothetical (5% return before expenses)	$1,000.00	$1,017.44	$7.83

Institutional Class
Actual	$1,000.00	$ 902.80	$5.47
Hypothetical (5% return before expenses)	$1,000.00	$1,019.46	$5.80

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.54% for Investor Class shares or 1.14% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

HENNESSY FUNDS	1-800-966-4354

31

How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 100.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 94.94%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

32

PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

HENNESSY FUNDS	1-800-966-4354

33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ANNUAL REPORT

OCTOBER 31, 2018

HENNESSY TECHNOLOGY FUND

Investor Class  HTECX
Institutional Class  HTCIX

hennessyfunds.com  |  1-800-966-4354

(This Page Intentionally Left Blank.)

Contents

Letter to Shareholders	2
Performance Overview	4
Financial Statements
Schedule of Investments	7
Statement of Assets and Liabilities	11
Statement of Operations	12
Statements of Changes in Net Assets	13
Financial Highlights	14
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	26
Trustees and Officers of the Fund	27
Expense Example	30
Proxy Voting Policy and Proxy Voting Records	32
Quarterly Schedule of Investments	32
Federal Tax Distribution Information	32
Important Notice Regarding Delivery of Shareholder Documents	32
Privacy Policy	33

HENNESSY FUNDS	1-800-966-4354

December 2018

Dear Hennessy Funds Shareholder:

Over the past year, we have witnessed the return of market volatility. U.S. stocks still registered healthy gains, bolstered by the impact on corporate profits of the successful passage of the tax reform bill in December 2017. However, concerns over potential trade disruptions, especially between the U.S. and China, and worries over higher short-term interest rates, which many believe could possibly trigger a recession down the road, put downward pressure on equity valuations.

The U.S. economy performed well over the period, and actually achieved an acceleration in GDP growth to over 3% on an annualized basis in the second and third quarters of calendar year 2018. During the past year, companies continued to hire workers, adding over 200,000 jobs per month on average, sending the unemployment rate down to 3.7% in October, which is the lowest it has been since 1969. Consumer confidence is high and still rising, and corporate profits reached record levels in the third quarter of calendar year 2018, posting a year-over-year increase of 26% for the companies in the S&P 500 Index.

The Federal Reserve, confident about the strength of the economy and mindful of a tight labor market, raised short-term interest rates four times over the last year, by a quarter point each time. Long-term bond yields also rose, driven higher primarily by evidence of faster wage growth, pushing the U.S. 10-year Treasury bond over 3% for the first time since 2013.

As I write this, we are experiencing the market’s 20th downturn since 2010. I have been saying that every bull market experiences volatility and pullbacks. Many financial commentators think this bull market is “long in the tooth.” I do not agree with them. I believe stock valuations are still very reasonable. The prospective price to earnings multiple for the Dow Jones Industrial Average has come down from almost 20x at the end of 2017 to 16x, just above its 10-year average of 15x. The prospective PE multiple for the S&P 500 Index has also come down, from 20x to 17x, and compares favorably to its 10-year average of 16x.

Cash, meanwhile, continues to build up on corporate balance sheets. The companies in the S&P 500 Index reported a total of over $5.4 trillion in cash and marketable securities in their latest filings. Companies have been spending some of their cash, increasing their investment spending and laying the groundwork for future earnings growth. However, they have also been returning capital to shareholders. S&P 500 Index companies announced $433.6 billion in share repurchases during the second quarter of calendar year 2018, nearly doubling the previous record of $242.1 billion set in the first quarter. Companies are also raising their dividends.

In addition, I believe the Federal Reserve will take care not to raise interest rates too high or too fast and endanger the economic expansion. While wage growth has risen to over 3% in October, other measures of inflationary pressure, such as the Consumer Price Index and the Producer Price Index, still show prices increasing at a more moderate pace, closer to 2%. Given continued evidence of modest rates of inflation, I believe the Fed will be able to maintain its gradual pace of interest rate hikes.

Finally and importantly, I still see no signs of euphoria in this market. In my opinion, the enthusiasm present earlier in the year, which followed the significant reduction in corporate income tax rates, has largely evaporated, and it has been replaced with anxiety

HENNESSYFUNDS.COM
2

LETTER TO SHAREHOLDERS

over higher interest rates and their potential impact on growth. In the past, I have likened the current bull market to that of 1982-2000, and I still believe this comparison holds true. I am confident in the strength of the market today and believe the economy will continue to grow in the coming year, albeit at a more moderate pace.

Thank you for your continued confidence and investment in the Hennessy Funds. If you have any questions or would like to speak with us directly, please don’t hesitate to call us at (800) 966-4354.

Best regards,

Neil J. Hennessy
President and Chief Investment Officer

Past performance does not guarantee future results.

Mutual fund investing involves risk. Principal loss is possible.

Opinions expressed are those of Neil Hennessy and are subject to change, are not guaranteed, and should not be considered investment advice.

The Dow Jones Industrial Average and S&P 500 Index are commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

PE, or price to earnings, is a valuation measure and is calculated by dividing a company’s market price per share by its earnings per share. Earnings growth is not a measure of a fund’s future performance.

HENNESSY FUNDS	1-800-966-4354

3

Performance Overview (Unaudited)

CHANGE IN VALUE OF $10,000 INVESTMENT

This graph illustrates the performance of an initial investment of $10,000 made in the Fund ten years ago and assumes the reinvestment of dividends.

AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED OCTOBER 31, 2018

	One	Five	Ten
	Year	Years	Years
Hennessy Technology Fund –
Investor Class (HTECX)	7.25%	7.85%	11.02%
Hennessy Technology Fund –
Institutional Class (HTCIX)(1)	7.54%	8.18%	11.28%
NASDAQ Composite Index	9.74%	14.58%	16.92%
S&P 500 Index	7.35%	11.34%	13.24%

Expense ratios:	Gross 4.12%, Net 1.24%(2) (Investor Class);
Gross 3.70%, Net 0.99%(2) (Institutional Class)

(1)
The inception date of Institutional Class shares is March 12, 2010. Performance shown prior to the inception of Institutional Class shares reflects the performance of Investor Class shares and includes expenses that are not applicable to, and are higher than, those of Institutional Class shares.

(2)	The Fund’s investment advisor has contractually agreed to limit expenses until February 28, 2019.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.hennessyfunds.com. Performance for periods on or prior to October 26, 2012, is that of the FBR Technology Fund.

The NASDAQ Composite Index is a broad-based capitalization-weighted index of all common stocks listed on The NASDAQ Stock Market. The S&P 500 Index is commonly used to measure the performance of U.S. stocks. One cannot invest directly in an index.

The expense ratios presented are from the most recent prospectus. The expense ratios for the current reporting period are available in the Financial Highlights section of this report.

HENNESSYFUNDS.COM
4

PERFORMANCE OVERVIEW

PERFORMANCE NARRATIVE

Portfolio Manager Ryan C. Kelley

Performance:

For the 12-month period ended October 31, 2018, the Investor Class of the Hennessy Technology Fund returned 7.25%, underperforming the NASDAQ Composite Index (the Fund’s primary benchmark) and the S&P 500 Index, which returned 9.74% and 7.35%, respectively, for the same period.

The Fund’s underperformance relative to its primary benchmark can be attributed predominantly to stock selection within the Information Technology sector. Applied Materials, Inc., a capital equipment manufacturer for the semiconductor industry, LG Display Co. Ltd., a producer of digital display products and Box, Inc., an Internet applications software company, were among the Information Technology sector holdings that detracted the most from performance. The Fund’s underweight positions in Apple, Inc. and Amazon.com, Inc. also hurt performance. Match Group, Inc., an online dating service, Fortinet, Inc., a provider of network security solutions, Cardtronics PLC, a cash machine provider, and Paycom Software, Inc., an employment software solutions company, were among the holdings that contributed most positively to relative performance.

The Fund continues to hold all of the companies mentioned with the exception of Cardtronics PLC.

Portfolio Strategy:

The Fund utilizes a quantitative investment strategy based on identifying technology-related stocks that have strong cash flows and the ability to sustain profitability. The Fund seeks to build a portfolio of companies that have historically delivered returns in excess of their cost of capital, exhibit strong cash flows and profits, have relatively low debt on their balance sheets, and trade at attractive relative valuations.

Investment Commentary:

We continue to believe that the outlook for U.S. stocks is positive. The U.S. economy is growing at a healthy rate, unemployment is low, and growth in both consumption and capital spending has accelerated over the last 12 months. Corporate earnings have risen significantly over the first nine months of 2018, helped, in part, by lower taxes. We expect earnings growth to be slower next year yet remain positive, driven primarily by continued steady economic growth.

We believe the outlook for the Technology sector and technology-related stocks is also positive. Earnings growth for technology stocks has been outpacing earnings growth for the market as a whole by a significant margin. However, technology stocks are not trading at a premium in terms of valuation, either relative to the market or relative to historical averages. PE multiples for both the Information Technology sector and the S&P 500 Index on a forward basis are approximately 16.5x, while the average forward PE multiple for the Information Technology sector since 1990 is approximately 19.6x.

_______________

Opinions expressed are those of the Portfolio Manager as of the date written and are subject to change, are not guaranteed, and should not be considered investment advice or an indication of trading intent.

Investments are focused in the Technology sector as well as the following sub-industries: Internet & Direct Marketing Retail, Interactive Home Entertainment, and Interactive Media Services. Sector funds may be subject to a higher degree of market risk. Investments in foreign securities

HENNESSY FUNDS	1-800-966-4354
5

may involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund invests in small-sized and medium-sized companies, which may have more limited liquidity and greater volatility compared to larger companies. Please see the Fund’s prospectus for a more complete discussion of these and other risks.

References to specific securities should not be considered a recommendation to buy or sell any security. Fund holdings and sector allocations are subject to change. Please refer to the Schedule of Investments included in this report for additional portfolio information.

PE, or price to earnings, is calculated by dividing a company’s market price per share by its earnings per share. Cash flow refers to the net amount of cash and cash equivalents being transferred into and out of a company. Earnings growth is not a measure of the Fund’s future performance.

HENNESSYFUNDS.COM

6

PERFORMANCE OVERVIEW/SCHEDULE OF INVESTMENTS

Financial Statements

Schedule of Investments as of October 31, 2018

HENNESSY TECHNOLOGY FUND
(% of Net Assets)

TOP TEN HOLDINGS (EXCLUDING MONEY MARKET FUNDS)	% NET ASSETS
Red Hat, Inc.	2.31%
Xerox Corp.	1.85%
CDW Corp. of Delaware	1.81%
NCR Corp.	1.74%
Amkor Technology, Inc.	1.72%
Ituran Location and Control Ltd.	1.72%
Cadence Design Systems, Inc.	1.71%
Ubiquiti Networks, Inc.	1.71%
Celestica, Inc.	1.71%
The Western Union Co.	1.70%

Note: For presentation purposes, the Fund has grouped some of the industry categories. For purposes of categorizing securities for compliance with section 8(b)(1) of the Investment Company Act of 1940, as amended, the Fund uses more specific industry classifications.

The Global Industry Classification Standard (GICS®) was developed by and is the exclusive property and a service mark of MSCI, Inc. and Standard & Poor Financial Services LLC.  It has been licensed for use by the Hennessy Funds.

HENNESSY FUNDS	1-800-966-4354

7

COMMON STOCKS – 94.00%	Number		% of
	of Shares	Value	Net Assets
Communication Services – 1.55%
Match Group, Inc. (a)	1,321	$68,322	1.55%

Consumer Discretionary – 3.15%
JD.com, Inc. – ADR (a)(b)	3,106	73,053	1.66%
Vipshop Holdings Ltd. – ADR (a)(b)	13,463	65,431	1.49%
		138,484	3.15%

Information Technology – 89.30%
Accenture PLC, Class A (b)	435	68,565	1.56%
Adobe, Inc. (a)	283	69,550	1.58%
Advanced Micro Devices, Inc. (a)	2,717	49,477	1.12%
Amkor Technology, Inc. (a)	10,576	75,618	1.72%
Apple, Inc.	334	73,099	1.66%
Applied Materials, Inc.	2,002	65,826	1.50%
Arista Networks, Inc. (a)	298	68,644	1.56%
Autodesk, Inc. (a)	491	63,462	1.44%
Automatic Data Processing, Inc.	493	71,031	1.61%
Booz Allen Hamilton Holding Corp.	1,501	74,360	1.69%
Box, Inc., Class A (a)	3,627	65,286	1.48%
Broadridge Financial Solutions, Inc.	603	70,515	1.60%
Cadence Design Systems, Inc. (a)	1,689	75,279	1.71%
CDW Corp. of Delaware	885	79,659	1.81%
Celestica, Inc. (a)(b)	7,228	75,027	1.71%
Citrix Systems, Inc. (a)	685	70,192	1.60%
Cornerstone OnDemand, Inc. (a)	1,404	69,147	1.57%
DXC Technology Co.	845	61,541	1.40%
F5 Networks, Inc. (a)	410	71,865	1.63%
Fair Isaac Corp. (a)	338	65,136	1.48%
Fiserv, Inc. (a)	919	72,877	1.66%
Fortinet, Inc. (a)	868	71,332	1.62%
Hewlett Packard Enterprise Co.	4,633	70,653	1.61%
Hortonworks, Inc. (a)	3,143	56,134	1.28%
Ichor Holdings, Ltd. (a)(b)	3,711	65,870	1.50%
Intuit, Inc.	336	70,896	1.61%
Ituran Location and Control Ltd. (b)	2,215	75,576	1.72%
Jabil Circuit, Inc.	2,915	72,088	1.64%

The accompanying notes are an integral part of these financial statements.

HENNESSYFUNDS.COM

8

SCHEDULE OF INVESTMENTS

COMMON STOCKS	Number		% of
	of Shares	Value	Net Assets
Information Technology (Continued)
KLA-Tencor Corp.	751	$68,747	1.56%
Lam Research Corp.	502	71,148	1.62%
LG Display Co., Ltd – ADR (a)(b)	9,169	67,300	1.53%
Logitech International S.A. (b)	1,785	65,902	1.50%
Mastercard, Inc., Class A	355	70,173	1.60%
NCR Corp. (a)	2,845	76,388	1.74%
NetApp, Inc.	928	72,839	1.66%
Palo Alto Networks, Inc. (a)	352	64,430	1.46%
Paychex, Inc.	1,063	69,616	1.58%
Paycom Software, Inc. (a)	540	67,608	1.54%
Paylocity Holding Corp. (a)	1,017	66,908	1.52%
Proofpoint, Inc. (a)	759	69,031	1.57%
Red Hat, Inc. (a)	591	101,439	2.31%
Sabre Corp.	3,007	74,123	1.69%
Sanmina Corp. (a)	2,920	73,876	1.68%
Science Applications International Corp.	971	67,494	1.53%
Seagate Technology PLC (b)	1,629	65,535	1.49%
ServiceNow, Inc. (a)	412	74,588	1.70%
SMART Global Holdings, Inc. (a)(b)	2,317	64,899	1.48%
SYNNEX Corp.	836	64,882	1.47%
Texas Instruments, Inc.	716	66,466	1.51%
The Ultimate Software Group, Inc. (a)	248	66,124	1.50%
The Western Union Co.	4,145	74,776	1.70%
Ubiquiti Networks, Inc.	808	75,217	1.71%
Versum Materials, Inc.	2,175	68,643	1.56%
Vishay Intertechnology, Inc.	3,954	72,358	1.64%
Wix.com Ltd. (a)(b)	693	67,464	1.53%
Xerox Corp.	2,923	81,464	1.85%
		3,928,143	89.30%
Total Common Stocks
(Cost $4,087,704)		4,134,949	94.00%

The accompanying notes are an integral part of these financial statements.

HENNESSY FUNDS	1-800-966-4354

9

SHORT-TERM INVESTMENTS – 6.54%	Number		% of
	of Shares	Value	Net Assets
Money Market Funds – 6.54%
Fidelity Government Portfolio, Institutional Class, 2.06% (c)	215,000	$215,000	4.89%
The Government & Agency Portfolio, Institutional Class, 2.08% (c)	72,501	72,501	1.65%

Total Short-Term Investments
(Cost $287,501)		287,501	6.54%

Total Investments
(Cost $4,375,205) – 100.54%		4,422,450	100.54%
Liabilities in Excess of Other Assets – (0.54)%		(23,848)	(0.54)%

TOTAL NET ASSETS – 100.00%		$4,398,602	100.00%

Percentages are stated as a percent of net assets.

ADR – American Depositary Receipt
PLC – Public Limited Company
(a)	Non-income producing security.
(b)	U.S.-traded security of a foreign corporation.
(c)	The rate listed is the fund’s seven-day yield as of October 31, 2018.

Summary of Fair Value Exposure at October 31, 2018

The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2018 (See Note 3 in the accompanying notes to the financial statements):

Common Stocks	Level 1	Level 2	Level 3	Total
Communication Services	$68,322	$—	$—	$68,322
Consumer Discretionary	138,484	—	—	138,484
Information Technology	3,928,143	—	—	3,928,143
Total Common Stocks	$4,134,949	$—	$—	$4,134,949
Short-Term Investments
Money Market Funds	$287,501	$—	$—	$287,501
Total Short-Term Investments	$287,501	$—	$—	$287,501
Total Investments	$4,422,450	$—	$—	$4,422,450

The accompanying notes are an integral part of these financial statements.

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SCHEDULE OF INVESTMENTS/STATEMENT OF ASSETS AND LIABILITIES

Financial Statements

Statement of Assets and Liabilities as of October 31, 2018

ASSETS:
Investments in securities, at value (cost $4,375,205)	$4,422,450
Dividends and interest receivable	2,774
Receivable for fund shares sold	176
Prepaid expenses and other assets	16,217
Due from Advisor	8,057
Total Assets	4,449,674

LIABILITIES:
Payable for fund shares redeemed	7,156
Payable to administrator	404
Payable to auditor	21,899
Accrued distribution fees	6,841
Accrued service fees	287
Accrued trustees fees	5,961
Accrued expenses and other payables	8,524
Total Liabilities	51,072
NET ASSETS	$4,398,602

NET ASSETS CONSIST OF:
Capital stock	$3,829,622
Total distributable earnings	568,980
Total Net Assets	$4,398,602

NET ASSETS
Investor Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Investor Class shares	$3,308,812
Shares issued and outstanding	183,382
Net asset value, offering price and redemption price per share	$18.04

Institutional Class:
Shares authorized (no par value)	Unlimited
Net assets applicable to outstanding Institutional Class shares	$1,089,790
Shares issued and outstanding	59,007
Net asset value, offering price and redemption price per share	$18.47

The accompanying notes are an integral part of these financial statements.

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11

Financial Statements

Statement of Operations for the year ended October 31, 2018

INVESTMENT INCOME:
Dividend income(1)	$36,306
Interest income	2,944
Total investment income	39,250

EXPENSES:
Investment advisory fees (See Note 5)	33,671
Federal and state registration fees	32,563
Compliance expense (See Note 5)	29,500
Audit fees	22,499
Trustees’ fees and expenses	16,623
Reports to shareholders	6,022
Sub-transfer agent expenses – Investor Class (See Note 5)	5,871
Sub-transfer agent expenses – Institutional Class (See Note 5)	4
Distribution fees – Investor Class (See Note 5)	5,067
Administration, fund accounting, custody and transfer agent fees (See Note 5)	4,008
Service fees – Investor Class (See Note 5)	3,378
Interest expense (See Note 7)	31
Other expenses	4,001
Total expenses before reimbursement by advisor	163,238
Expense reimbursement by advisor – Investor Class (See Note 5)	(83,351)
Expense reimbursement by advisor – Institutional Class (See Note 5)	(26,820)
Net expenses	53,067
NET INVESTMENT LOSS	$(13,817)

REALIZED AND UNREALIZED GAINS (LOSSES):
Net realized gain on investments	$629,547
Net change in unrealized appreciation/depreciation on investments	(302,826)
Net gain on investments	326,721
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$312,904

(1)	Net of foreign taxes withheld and issuance fees of $721.

The accompanying notes are an integral part of these financial statements.

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STATEMENT OF OPERATIONS/STATEMENTS OF CHANGES IN NET ASSETS

Financial Statements

Statements of Changes in Net Assets

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
OPERATIONS:
Net investment loss	$(13,817)	$(41,753)
Net realized gain on investments	629,547	632,539
Net change in unrealized
appreciation/depreciation on investments	(302,826)	31,853
Net increase in net assets resulting from operations	312,904	622,639

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings – Investor Class	(284,124)	—
Distributable earnings – Institutional Class	(107,305)	—
Total distributions	(391,429)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares subscribed – Investor Class	552,927	422,345
Proceeds from shares subscribed – Institutional Class	88,271	218,028
Dividends reinvested – Investor Class	278,793	—
Dividends reinvested – Institutional Class	106,216	—
Cost of shares redeemed – Investor Class	(654,226)	(587,405)
Cost of shares redeemed – Institutional Class	(308,951)	(74,362)
Net increase (decrease) in net assets derived
from capital share transactions	63,030	(21,394)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(15,495)	601,245

NET ASSETS:
Beginning of year	4,414,097	3,812,852
End of year	$4,398,602	$4,414,097 (1)

CHANGES IN SHARES OUTSTANDING:
Shares sold – Investor Class	29,132	24,507
Shares sold – Institutional Class	4,606	12,743
Shares issued to holders as reinvestment
of dividends – Investor Class	16,634	—
Shares issued to holders as reinvestment
of dividends – Institutional Class	6,208	—
Shares redeemed – Investor Class	(35,601)	(35,133)
Shares redeemed – Institutional Class	(16,346)	(4,356)
Net increase (decrease) in shares outstanding	4,633	(2,239)

(1)	Includes accumulated net investment loss of $(22,185).

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Investor Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment loss
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment loss to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)
The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017. The Fund previously had an expense limitation agreement in effect from October 26, 2012, to February 28, 2015.

(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INVESTOR CLASS

Year Ended October 31,
2018	2017		2016	2015	2014

$18.46	$15.82		$15.36	$14.86	$13.57

(0.05)	(0.23)		(0.68)	(0.38)	(0.23)
1.26	2.87		1.14	0.88	1.52
1.21	2.64		0.46	0.50	1.29

(1.63)	—		—	—	—
(1.63)	—		—	—	—
$18.04	$18.46		$15.82	$15.36	$14.86

7.25%	16.69%		2.99%	3.36%	9.51%

$3.31	$3.20		$2.91	$4.04	$4.99

3.70%	4.16%		3.61%	3.13%	2.92%
1.23%	2.15	%(1)	3.61%	2.75%	1.95%

(2.83)%	(3.16)%		(2.92)%	(2.30)%	(2.53)%
(0.36)%	(1.15	)%(1)	(2.92)%	(1.92)%	(1.55)%
225%	267%		80%	163%	204%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Financial Highlights

For an Institutional Class share outstanding throughout each year

PER SHARE DATA:
Net asset value, beginning of year

Income from investment operations:
Net investment income (loss)
Net realized and unrealized gains on investments
Total from investment operations

Less distributions:
Dividends from net realized gains
Total distributions
Net asset value, end of year

TOTAL RETURN

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (millions)
Ratio of expenses to average net assets:
Before expense reimbursement
After expense reimbursement
Ratio of net investment income (loss) to average net assets:
Before expense reimbursement
After expense reimbursement
Portfolio turnover rate(2)

(1)
The Fund’s current expense limitation agreement, which became effective on February 28, 2017, was in effect for eight months of the year ended October 31, 2017. The Fund previously had an expense limitation agreement in effect from October 26, 2012, to February 28, 2015.

(2)	Portfolio turnover is calculated on the basis of the Fund as a whole.

The accompanying notes are an integral part of these financial statements.

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FINANCIAL HIGHLIGHTS — INSTITUTIONAL CLASS

Year Ended October 31,
2018	2017		2016	2015	2014

$18.85	$16.11		$15.58	$15.02	$13.68

0.01	(0.12)		(0.43)	(0.25)	(0.26)
1.28	2.86		0.96	0.81	1.60
1.29	2.74		0.53	0.56	1.34

(1.67)	—		—	—	—
(1.67)	—		—	—	—
$18.47	$18.85		$16.11	$15.58	$15.02

7.54%	17.01%		3.40%	3.73%	9.80%

$1.09	$1.22		$0.90	$0.95	$0.93

3.27%	3.74%		3.28%	2.76%	2.60%
0.98%	1.77	%(1)	3.28%	2.44%	1.70%

(2.41)%	(2.74)%		(2.59)%	(1.92)%	(2.23)%
(0.12)%	(0.77	)%(1)	(2.59)%	(1.60)%	(1.33)%
225%	267%		80%	163%	204%

The accompanying notes are an integral part of these financial statements.

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Financial Statements

Notes to the Financial Statements October 31, 2018

1).  ORGANIZATION

The Hennessy Technology Fund (the “Fund”) is a series of Hennessy Funds Trust (the “Trust”), which was organized as a Delaware statutory trust on September 17, 1992. The Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is long-term capital appreciation. The Fund is a diversified fund.

The Fund offers Investor Class and Institutional Class shares. Each class of shares differs principally in its respective 12b-1 distribution and service, shareholder servicing, and sub-transfer agent expenses. There are no sales charges. Each class has identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only an individual class.

As an investment company, the Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies.”

2).  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies conform to U.S. generally accepted accounting principles (“GAAP”).

a).	Securities Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

b).
Federal Income Taxes – No provision for federal income taxes or excise taxes has been made because the Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all of its taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Net investment income/loss and realized gains/losses for federal income tax purposes may differ from those reported in the financial statements because of temporary book and tax basis differences. Temporary differences are primarily the result of the treatment of wash sales for tax reporting purposes. The Fund recognizes interest and penalties related to income tax benefits, if any, in the Statement of Operations as an income tax expense. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Fund may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes.

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under GAAP and federal income tax regulations, permanent differences between book and tax basis for reporting for fiscal year 2018 have been identified and appropriately reclassified in the Statement of Assets and Liabilities. The adjustments are as follows:

Total
Distributable
Earnings	Capital Stock
$(52,368)	$52,368

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NOTES TO THE FINANCIAL STATEMENTS

c).
Accounting for Uncertainty in Income Taxes – The Fund has accounting policies regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The tax returns of the Fund for the prior three fiscal years are open for examination. The Fund has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Fund’s major tax jurisdictions are U.S. federal and Delaware.

d).
Income and Expenses – Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund. Interest income, which includes the amortization of premium and accretion of discount, is recognized on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. The Fund is charged for those expenses that are directly attributable to its portfolio, such as advisory, administration, and certain shareholder service fees. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains/losses on investments are allocated to each class of shares based on such class’s net assets.

e).
Distributions to Shareholders – Dividends from net investment income for the Fund, if any, are declared and paid annually, usually in December. Distributions of net realized capital gains, if any, are declared and paid annually, usually in December.

f).
Security Transactions – Investment and shareholder transactions are recorded on the trade date. The Fund determines the realized gain/loss from an investment transaction by comparing the original cost of the security lot sold with the net sale proceeds. Discounts and premiums on securities purchased are accreted or amortized, respectively, over the life of each such security.

g).
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported change in net assets during the reporting period. Actual results could differ from those estimates.

h).
Share Valuation – The net asset value (“NAV”) per share of the Fund is calculated by dividing (i) the total value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by (ii) the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on days the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

i).
New Accounting Pronouncements – In August 2018, the FASB issued Accounting Standards Update No. 2018-13 “Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy, and the valuation processes for Level 3 fair value measurements. ASU 2018-13 does not eliminate the requirement to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements, and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 requires that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Management has

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evaluated the impact of this change in guidance, and due to the permissibility of early adoption, modified the Fund’s fair value disclosures for the current reporting period.

j).
New Rule Issuances – In August 2018, the Securities and Exchange Commission issued Final Rule Release No. 33 10532, Disclosure Update and Simplification, which in part amends certain financial statement disclosure requirements of Regulation S-X that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments to Rule 6-04.17 of Regulation S-X (balance sheet) were amended to require presentation of the total, rather than the components of net assets, of distributable earnings on the balance sheet. Consistent with GAAP, funds will be required to disclose total distributable earnings. The amendments to Rule 6-09 of Regulation S-X (statement of changes in net assets) omit the requirement to separately state the sources of distributions paid as well as omit the requirement to parenthetically state the book basis amount of undistributed net investment income. Instead, consistent with GAAP, funds will be required to disclose the total amount of distributions paid, except that any tax return of capital must be separately disclosed. The requirements of the Final Rule Release are effective November 5, 2018 and the Fund’s Statement of Assets and Liabilities and the Statement of Changes in Net Assets for the current and prior reporting period have been modified accordingly.

3).  SECURITIES VALUATION

The Fund follows fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted, quoted prices in active markets for identical instruments that the Fund has the ability to access at the date of measurement.

Level 2 –
Other significant observable inputs (including, but not limited to, quoted prices in active markets for similar instruments, quoted prices in markets that are not active for identical or similar instruments, and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets, such as interest rates, prepayment speeds, credit risk curves, default rates, and similar data).

Level 3 –
Significant unobservable inputs (including the Fund’s own assumptions about what market participants would use to price the asset or liability based on the best available information) when observable inputs are unavailable.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – Equity securities, including common stocks, preferred stocks, foreign-issued common stocks, exchange-traded funds, closed-end mutual funds, partnerships, rights, and real estate investment trusts, that are traded on a securities exchange for which a last-quoted sales price is readily available will generally be valued at the last sales price as reported by the primary exchange on which the securities are listed. Securities listed on The NASDAQ Stock Market (“NASDAQ”)

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NOTES TO THE FINANCIAL STATEMENTS

will generally be valued at the NASDAQ Official Closing Price, which may differ from the last sales price reported. Securities traded on a securities exchange for which a last-quoted sales price is not readily available will generally be valued at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in Level 1 of the fair value hierarchy. Securities traded on foreign exchanges generally are not valued at the same time the Fund calculates its NAV because most foreign markets close well before such time. The earlier close of most foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. In certain circumstances, it may be determined that a foreign security needs to be fair valued because it appears that the value of the security might have been materially affected by events occurring after the close of the market in which the security is principally traded, but before the time the Fund calculates its NAV, such as by a development that affects an entire market or region (e.g., a weather-related event) or a potentially global development (e.g., a terrorist attack that may be expected to have an effect on investor expectations worldwide).

Registered Investment Companies – Investments in open-end registered investment companies, commonly referred to as mutual funds, are generally priced at the ending NAV provided by the applicable mutual fund’s service agent and will be classified in Level 1 of the fair value hierarchy.

Debt Securities – Debt securities, including corporate bonds, asset-backed securities, mortgage-backed securities, municipal bonds, U.S. Treasuries, and U.S. government agency issues, are generally valued at market on the basis of valuations furnished by an independent pricing service that utilizes both dealer-supplied valuations and formula-based techniques. The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. In addition, the model may incorporate observable market data, such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued primarily using dealer quotations. These securities are generally classified in Level 2 of the fair value hierarchy.

Short-Term Securities – Short-term equity investments, including money market funds, are valued in the manner specified above. Short-term debt investments with an original term to maturity of 60 days or less are valued at amortized cost, which approximates fair market value. If the original term to maturity of a short-term debt investment exceeded 60 days, then the values as of the 61st day prior to maturity are amortized. Amortized cost is not used if its use would be inappropriate due to credit or other impairments of the issuer, in which case the security’s fair value would be determined, as described below. Short-term securities are generally classified in Level 1 or Level 2 of the fair market hierarchy depending on the inputs used and market activity levels for specific securities.

The Board of Trustees of the Fund (the “Board”) has adopted fair value pricing procedures that are followed when a price for a security is not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security. Fair value pricing determinations are made in good faith in accordance with these procedures. There are numerous criteria that will be given consideration in determining a fair value of a security, such as the trading volume of a security and markets, the values of other similar securities, and news events with direct bearing on a security or markets. Fair value pricing results in an estimated price for a

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security that reflects the amount the Fund might reasonably expect to receive in a current sale. Depending on the relative significance of the valuation inputs, these securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The fair valuation of foreign securities may be determined with the assistance of a pricing service using correlations between the movement of prices of such securities and indices of domestic securities and other appropriate indicators, such as closing market prices of relevant American Depositary Receipts or futures contracts. The effect of using fair value pricing is that the Fund’s NAV will reflect the affected portfolio securities’ values as determined by the Board or its designee, pursuant to the fair value pricing procedures adopted by the Board, instead of being determined by the market. Using a fair value pricing methodology to price a foreign security may result in a value that is different from such foreign security’s most recent closing price and from the value used by other investment companies to calculate their NAVs. Such securities are generally classified in Level 2 of the fair valuation hierarchy. Because the Fund may invest in foreign securities, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or redeem your shares.

The Board has delegated day-to-day valuation matters to a Valuation Committee comprised of one or more representatives from Hennessy Advisors, Inc., the Fund’s investment advisor (the “Advisor”). The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available. All actions taken by the Valuation Committee are reviewed by the Board.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determinations. Various inputs are used to determine the value of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Details related to the fair valuation hierarchy of the Fund’s securities as of October 31, 2018, are included in the Schedule of Investments.

4).  INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding government and short-term investments) for the Fund during fiscal year 2018 were $9,788,697 and $10,204,517, respectively.

There were no purchases or sales/maturities of long-term U.S. government securities for the Fund during fiscal year 2018.

The Fund is permitted to purchase or sell securities from or to another fund in the Hennessy Funds family of funds (the “Hennessy Funds”) under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another Hennessy Fund complies with Rule 17a-7 of the Investment Company Act of 1940, as amended. During fiscal year 2018, the Fund did not engage in purchases or sales of securities pursuant to Rule 17a-7 of the Investment Company Act of 1940, as amended.

5).  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor provides the Fund with investment advisory services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space, and facilities, as well as most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee from the Fund. The fee is based upon the average daily net assets of the Fund at an annual rate of 0.74%, effective as of February 28, 2017. Prior to that date, the annual rate was 0.90%. The net investment advisory fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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NOTES TO THE FINANCIAL STATEMENTS

The Advisor has contractually agreed to limit total annual operating expenses of the Fund to 0.98% of the Fund’s net assets for both Investor Class shares and Institutional Class shares (excluding all federal, state and local taxes, interest, brokerage commissions, 12b-1 fees, shareholder servicing fees payable to the Advisor, acquired fund fees and expenses and other costs incurred in connection with the purchase and sale of securities, and extraordinary items) through February 28, 2019. In addition, in the past, the Advisor had contractually agreed to limit total annual operating expenses to 1.95% and 1.70% of the Fund’s net assets for Investor Class shares and Institutional Class shares, respectively (excluding interest, taxes, brokerage commissions, dividend expenses, acquired fund fees and expenses, extraordinary legal expenses, any other extraordinary expenses and, from and after November 1, 2014, 12b-1 fees). This prior expense limitation agreement for the Fund expired on February 28, 2015.

For a period of three years after the year in which the Advisor waives or reimburses expenses, the Advisor may seek reimbursement from the Fund to the extent that total annual fund operating expenses are less than the expense limitation that was in effect at the time the Advisor waived or reimbursed expenses. As of October 31, 2018, cumulative expenses subject to potential recovery under the aforementioned conditions and year of expiration were as follows:

	October 31,	October 31,
	2020	2021	Total
Investor Class	$58,612	$83,351	$141,963
Institutional Class	$20,906	$26,820	$47,726

The Board has approved a Shareholder Servicing Agreement for Investor Class shares of the Fund, which was instituted to compensate the Advisor for the non-investment advisory services it provides to the Fund. The Shareholder Servicing Agreement provides for a monthly fee paid to the Advisor at an annual rate of 0.10% of the average daily net assets of the Fund attributable to Investor Class shares. The shareholder service fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, that authorizes payments in connection with the distribution of the Fund’s shares at an annual rate of up to 0.25% of the Fund’s average daily net assets attributable to Investor Class shares. Even though the authorized rate is up to 0.25%, the Fund is currently only using up to 0.15% of its average daily net assets attributable to Investor Class shares for such purpose. Amounts paid under the plan may be spent on any activities or expenses primarily intended to result in the sale of shares, including, but not limited to, advertising, shareholder account servicing, printing and mailing of prospectuses to other than current shareholders, printing and mailing of sales literature, and compensation for sales and marketing activities or to financial institutions and others, such as dealers and distributors. The distribution fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

The Fund has entered into agreements with various brokers, dealers, and financial intermediaries in connection with the sale of shares of the Fund. The agreements provide for periodic payments by the Fund to the brokers, dealers, and financial intermediaries for providing certain shareholder maintenance services (sub-transfer agent expenses). These shareholder services include the pre-processing and quality control of new accounts, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. The sub-transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

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U.S. Bancorp Fund Services, LLC, d/b/a U.S. Bank Global Fund Services (“Fund Services”) provides the Fund with administrative, fund accounting, and transfer agent services. As administrator, Fund Services is responsible for activities such as (i) preparing various federal and state regulatory filings, reports, and returns for the Fund, (ii) preparing reports and materials to be supplied to the Board, (iii) monitoring the activities of the Fund’s custodian, transfer agent, and accountants, and (iv) coordinating the preparation and payment of the Fund’s expenses and reviewing the Fund’s expense accruals. U.S. Bank N.A., an affiliate of Fund Services, serves as the Fund’s custodian. The servicing agreements between the Trust and Fund Services and U.S. Bank N.A. contain a fee schedule that is inclusive of administrative, fund accounting, custody, and transfer agent fees. The administrative, fund accounting, custody, and transfer agent fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

Quasar Distributors, LLC acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. Quasar Distributors, LLC is an affiliate of Fund Services and U.S. Bank N.A.

The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer and the Senior Compliance Officer, receive no compensation from the Fund for serving in their respective roles. The Fund, along with the other Hennessy Funds, makes reimbursement payments, on an equal basis, to the Advisor for a portion of the salary and benefits associated with the office of the Chief Compliance Officer and for all of the salary and benefits associated with the office of the Senior Compliance Officer. The compliance fees expensed by the Fund during fiscal year 2018 are included in the Statement of Operations.

6).  GUARANTEES AND INDEMNIFICATIONS

Under the Hennessy Funds’ organizational documents, their officers and trustees are indemnified by the Hennessy Funds against certain liabilities arising out of the performance of their duties to the Hennessy Funds. Additionally, in the normal course of business, the Hennessy Funds enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

7).  LINE OF CREDIT

The Fund has an uncommitted line of credit with the other Hennessy Funds in the amount of the lesser of (i) $100,000,000 or (ii) 33.33% of each Hennessy Fund’s net assets, or 30% for the Hennessy Gas Utility Fund and 10% for the Hennessy Balanced Fund, intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Hennessy Funds’ custodian bank, U.S. Bank N.A. Borrowings under this arrangement bear interest at the bank’s prime rate and are secured by all of the Fund’s assets (as to its own borrowings only). During fiscal year 2018, the Fund had an outstanding average daily balance and a weighted average interest rate of $630 and 4.56%, respectively. The interest expensed by the Fund during fiscal year 2018 is included in the Statement of Operations. The maximum amount outstanding for the Fund during fiscal year 2018 was $171,000. As of October 31, 2018, the Fund did not have any borrowings outstanding under the line of credit.

8).  FEDERAL TAX INFORMATION

As of October 31, 2018, the components of accumulated earnings (losses) for income tax purposes were as follows:

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NOTES TO THE FINANCIAL STATEMENTS

Investments
Cost of investments for tax purposes	$4,400,905
Gross tax unrealized appreciation	$423,601
Gross tax unrealized depreciation	(402,056)
Net tax unrealized appreciation/(depreciation)	$21,545
Undistributed ordinary income	$381,138
Undistributed long-term capital gains	166,307
Total distributable earnings	$547,445
Other accumulated gain/(loss)	$(10)
Total accumulated gain/(loss)	$568,980

The difference between book-basis unrealized appreciation/depreciation (as shown in the Statement of Assets and Liabilities) and tax-basis unrealized appreciation/depreciation (as shown above) is attributable primarily to wash sales.

As of October 31, 2018, the Fund had no tax basis capital losses to offset future capital gains.

As of October 31, 2018, the Fund did not defer, on a tax basis, any late-year ordinary losses. Late-year ordinary losses are net ordinary losses incurred after December 31, 2017, but within the taxable year, that are deemed to arise on the first day of the Fund’s next taxable year.

During fiscal year 2018 and fiscal year 2017, the tax character of distributions paid by the Fund was as follows:

	Year Ended	Year Ended
	October 31, 2018	October 31, 2017
Ordinary income	$—	$—
Long-term capital gain	391,429	—
	$391,429	$—

9).  EVENTS SUBSEQUENT TO YEAR END

Management has evaluated the Fund’s related events and transactions that occurred subsequent to October 31, 2018, through the date of issuance of the Fund’s financial statements. Other than as disclosed below, management has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

On December 7, 2018, capital gains were declared and paid to shareholders of record on December 6, 2018, as follows:

	Long-term	Short-term
Investor Class	$0.68615	$1.57251
Institutional Class	$0.70239	$1.60970

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Report of Independent Registered Public
Accounting Firm

To the Board of Trustees of Hennessy Funds Trust
and the shareholders of Hennessy Technology Fund
Novato, CA

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hennessy Technology Fund (the “Fund”), a series of Hennessy Funds Trust, including the schedule of investments, as of October 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.  We have served as the auditor of one or more of the funds in the Trust since 2002.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks.  Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.  Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 27, 2018

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM/TRUSTEES AND OFFICERS

Trustees and Officers of the Fund (Unaudited)

The business and affairs of the Funds are managed under the direction of the Board of Trustees of the Trust, and the Board of Trustees elects the Officers of the Trust. Beginning in March 2015, the Board of Trustees has from time to time appointed advisers to the Board of Trustees (“Advisers”) with the intention of having qualified individuals serve in an advisory capacity in order to garner experience in the mutual fund and asset management industry and be considered as potential Trustees in the future. There are currently three Advisers: Brian Alexander, Doug Franklin, and Claire Knoles. As Advisers, Mr. Alexander, Mr. Franklin, and Ms. Knoles attend meetings of the Board of Trustees and act as non-voting participants. Information pertaining to the Trustees, Advisers, and the Officers of the Trust is set forth below. The Trustees and Officers serve until their successors are duly elected and qualified or until their earlier death, resignation, or removal. Each Trustee oversees the 16 Hennessy Funds. Unless otherwise indicated, the address of all persons listed below is 7250 Redwood Boulevard, Suite 200, Novato, CA 94945. The Fund’s Statement of Additional Information includes more information about the persons listed below and is available, without charge, upon request by calling 1-800-966-4354.

Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Disinterested Trustees and Advisers

J. Dennis DeSousa	January 1996	Mr. DeSousa is a real estate investor.	None.
(1936)
Trustee

Robert T. Doyle	January 1996	Mr. Doyle has been the Sheriff of	None.
(1947)		Marin County, California since 1996.
Trustee

Gerald P. Richardson	May 2004	Mr. Richardson is an independent	None.
(1945)		consultant in the securities industry.
Trustee

Brian Alexander	March 2015	Mr. Alexander has worked for the	None.
(1981)		Sutter Health organization since
Adviser to the Board		2011 in various positions. He has
served as the Chief Executive Officer
of the Sutter Roseville Medical
Center since 2018. From 2016 through
2018, he served as the Vice President
of Strategy for the Sutter Health Valley
Area, which includes 11 hospitals,
13 ambulatory surgery centers,
16,000 employees, and 1,900 physicians.
From 2013 through 2016, Mr. Alexander
served as Sutter Novato Community
Hospital’s Chief Administrative Officer,
and from 2011 through 2012, he
served as a Director of Strategy
within Sutter’s West Bay Region.

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Other
Directorships
Held Outside
Name, (Year of Birth),			of Fund
and Position Held	Start Date	Principal Occupation(s)	Complex During
with the Trust	of Service	During Past Five Years	Past Five Years(1)

Doug Franklin	March 2016	Mr. Franklin is a retired insurance	None.
(1964)		industry executive. From 1987
Adviser to the Board		through 2015, he was employed
by the Allianz-Fireman’s Fund
Insurance Company in various
positions, including as its Chief
Actuary and Chief Risk Officer.

Claire Knoles	December 2015	Ms. Knoles is a founder of Kiosk and	None.
(1974)		has served as its Chief Operating
Adviser to the Board		Officer since 2004. Kiosk is a full
service marketing agency with
offices in the San Francisco Bay
Area, Toronto, and Liverpool, UK.

Interested Trustee(2)

Neil J. Hennessy	January 1996 as	Mr. Neil Hennessy has been employed	Hennessy
(1956)	a Trustee and	by Hennessy Advisors, Inc. since	Advisors, Inc.
Trustee, Chairman of	June 2008 as	1989 and currently serves as its
the Board, Chief	an Officer	Chairman and Chief Executive Officer.
Investment Officer,
Portfolio Manager,
and President

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

Officers

Teresa M. Nilsen	January 1996	Ms. Nilsen has been employed by Hennessy Advisors, Inc.
(1966)		since 1989 and currently serves as its President, Chief Operating
Executive Vice President		Officer, and Secretary.
and Treasurer

Daniel B. Steadman	March 2000	Mr. Steadman has been employed by Hennessy Advisors, Inc.
(1956)		since 2000 and currently serves as its Executive Vice President.
Executive Vice President
and Secretary

Brian Carlson	December 2013	Mr. Carlson has been employed by Hennessy Advisors, Inc.
(1972)		since December 2013 and currently serves as its Chief
Senior Vice President		Compliance Officer and Senior Vice President.
and Head of Distribution

Jennifer Cheskiewicz	June 2013	Ms. Cheskiewicz has been employed by Hennessy Advisors, Inc.
(1977)(3)		as its General Counsel since June 2013.
Senior Vice President and
Chief Compliance Officer

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TRUSTEES AND OFFICERS OF THE FUND

Name, (Year of Birth),
and Position Held	Start Date	Principal Occupation(s)
with the Trust	of Service	During Past Five Years

David Ellison	October 2012	Mr. Ellison has been employed by Hennessy Advisors, Inc. since
(1958)(4)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Large Cap Financial Fund and the Hennessy Small
and Portfolio Manager		Cap Financial Fund since inception. Mr. Ellison also served as a
Portfolio Manager of the Hennessy Technology Fund from its
inception until February 2017. Mr. Ellison served as Director,
CIO and President of FBR Fund Advisers, Inc. from December
1999 to October 2012.

Ryan C. Kelley	March 2013	Mr. Kelley has been employed by Hennessy Advisors, Inc. since
(1972)(5)		October 2012. He has served as a Portfolio Manager of the
Senior Vice President		Hennessy Gas Utility Fund, the Hennessy Large Cap Financial
and Portfolio Manager		Fund, and the Hennessy Small Cap Financial Fund since
October 2014. He served as Co-Portfolio Manager of the same
funds from March 2013 through September 2014, and as a
Portfolio Analyst for the Hennessy Funds from October 2012
through February 2013. Mr. Kelley has also served as a Portfolio
Manager of the Hennessy Cornerstone Growth Fund, the
Hennessy Cornerstone Mid Cap 30 Fund, the Hennessy
Cornerstone Large Growth Fund, and the Hennessy
Cornerstone Value Fund since February 2017, as a Co-Portfolio
Manager of the Hennessy Technology Fund since February
2017, and as a Portfolio Manager of the Hennessy Total Return
Fund and the Hennessy Balanced Fund since May 2018.
Mr. Kelley served as Portfolio Manager of FBR Fund Advisers,
Inc. from January 2008 to October 2012.

Tania Kelley	October 2003	Ms. Kelley has been employed by Hennessy Advisors, Inc.
(1965)		since October 2003.
Senior Vice President
and Head of Marketing

Daniel P. Hennessy	December 2016	Mr. Daniel Hennessy has been employed by Hennessy Advisors,
(1990)		Inc. since 2015. He has served as an Associate Analyst or
Vice President		Analyst of the Hennessy Technology Fund since February 2017.
and Analyst		Mr. Daniel Hennessy previously served as a Mutual Fund
Specialist at U.S. Bancorp Fund Services, LLC (now doing
business as U.S. Bank Global Fund Services) from November
2014 to July 2015. Prior to that, he attended the University of
San Diego, where he earned a degree in Political Science.
_______________

(1)
Messrs. DeSousa, Doyle, N. Hennessy, and Richardson previously served on the Board of Directors of Hennessy Mutual Funds, Inc. (“HMFI”), The Hennessy Funds, Inc. (“HFI”), and Hennessy SPARX Funds Trust (“HSFT”). Pursuant to an internal reorganization effective as of February 28, 2014, the series of HFMI, HFI, and HSFT were reorganized into corresponding series of the Trust that mirrored them. Subsequent to the reorganization, HFMI, HFI, and HSFT were dissolved.

(2)	Mr. N. Hennessy is considered an “interested person,” as defined in the Investment Company Act of 1940, as amended, because he is an officer of the Hennessy Funds.
(3)	The address of this officer is 4800 Bee Caves Road, Suite 100, Austin, TX 78746.
(4)	The address of this officer is 101 Federal Street, Suite 1900, Boston, MA 02110.
(5)	The address of this officer is 1340 Environ Way, Suite 332, Chapel Hill, NC 27517.

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Expense Example (Unaudited)
October 31, 2018

As a shareholder of the Fund, you incur ongoing costs, including management fees, service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2018, through October 31, 2018.

Actual Expenses
The first line of the table below under the “Investor Class” and “Institutional Class” headings provides information about actual account values and actual expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Fund’s transfer agent.  If you request that a redemption be made by wire transfer, currently a $15 fee is charged by the Fund’s transfer agent.  IRA accounts will be charged a $15 annual maintenance fee.  The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of the table under the “Investor Class” or “Institutional Class” headings in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below under the “Investor Class” and “Institutional Class” headings provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table under the “Investor Class” and “Institutional Class” headings is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

HENNESSYFUNDS.COM
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EXPENSE EXAMPLE

			Expenses Paid
	Beginning	Ending	During Period(1)
	Account Value	Account Value	May 1, 2018 –
	May 1, 2018	October 31, 2018	October 31, 2018
Investor Class
Actual	$1,000.00	$ 992.80	$6.18
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26

Institutional Class
Actual	$1,000.00	$ 994.60	$4.93
Hypothetical (5% return before expenses)	$1,000.00	$1,020.27	$4.99

(1)
Expenses are equal to the Fund’s annualized expense ratio of 1.23% for Investor Class shares or 0.98% for Institutional Class shares, as applicable, multiplied by the average account value over the period, multiplied by 184/365 days (to reflect one-half year period).

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How to Obtain a Copy of the Fund’s
Proxy Voting Policy and Proxy Voting Records

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge: (1) by calling 1-800-966-4354; (2) on the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-policy; or (3) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. The Fund’s proxy voting record is available without charge on both the Hennessy Funds’ website at www.hennessyfunds.com/proxy-voting/voting-record and the SEC’s website at www.sec.gov no later than August 31 for the prior 12 months ending June 30.

Quarterly Filings on Form N-Q

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.  Information included in the Fund’s Forms N-Q will also be available upon request by calling 1-800-966-4354.

Federal Tax Distribution Information
(Unaudited)

For fiscal year 2018, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00%.

For corporate shareholders, the percent of ordinary income distributions that qualified for the corporate dividends received deduction for fiscal year 2018 was 0.00%.

The percentage of taxable ordinary income distributions that were designated as short-term capital gain distributions under Section 871(k)(2)(C) of the Internal Revenue Code of 1986, as amended, for the Fund was 0.00%.

Important Notice Regarding Delivery
of Shareholder Documents

To help keep the Fund’s costs as low as possible, we generally deliver a single copy of shareholder reports, proxy statements, and prospectuses to shareholders who share an address and have the same last name. This process does not apply to account statements. You may request an individual copy of a shareholder document at any time. If you would like to receive separate mailings of shareholder documents, please call U.S. Bank Global Fund Services at 1-800-261-6950 or 1-414-765-4124, and individual delivery will begin within 30 days of your request. If your account is held through a financial institution or other intermediary, please contact such intermediary directly to request individual delivery.

HENNESSYFUNDS.COM

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PROXY VOTING — PRIVACY POLICY

Privacy Policy

We collect the following non-public personal information about you:

•
information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•
information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

We do not disclose any non-public personal information about our current or former shareholders to non-affiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our Transfer Agent to process your transactions. Furthermore, we restrict access to your non-public personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your non-public personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information will be shared with non-affiliated third parties.

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33

For information, questions or assistance, please call
The Hennessy Funds
1-800-966-4354 or 1-415-899-1555

INVESTMENT ADVISOR
Hennessy Advisors, Inc.
7250 Redwood Boulevard, Suite 200
Novato, California 94945

ADMINISTRATOR,
TRANSFER AGENT,
DIVIDEND PAYING AGENT, &
SHAREHOLDER SERVICING AGENT
U.S. Bancorp Fund Services, LLC
d/b/a U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, Wisconsin 53201-0701

CUSTODIAN
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

TRUSTEES
Neil J. Hennessy
Robert T. Doyle
J. Dennis DeSousa
Gerald P. Richardson

COUNSEL
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202-5306

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102-2529

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

hennessyfunds.com  |  1-800-966-4354

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant amended its code of ethics in February 2018 to (i) remove the employee pre-clearance requirement for transactions in the Hennessy Funds, (ii) clarify that the exceptions to the pre-clearance requirements include gifts of exempted securities, and (iii) make certain administrative amendments to reflect the registrant’s use of a third-party website to report employee securities holdings and seek pre-clearance. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith, along with an exhibit that shows the portions of the Code of Ethics that were updated, as discussed above.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the financial and business experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged the principal accountant to the Hennessy Funds, Tait, Weller & Baker LLP, to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit‑related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the Hennessy Funds.

	FYE 10/31/2018	FYE 10/31/2017
Audit Fees	$313,500	$249,200
Audit-Related Fees	-	-
Tax Fees	$64,200	$49,000
All Other Fees	-	-

The audit committee has adopted pre-approval procedures for audit and non-audit services provided to the registrant. Under the procedures, at any regularly scheduled audit committee meeting, the audit committee may pre-approve any audit, audit-related, tax and other non-audit services to be rendered or that may be rendered by a principal accountant to the registrant and certain non-audit services to be rendered by a principal accountant to the investment advisor to the registrant’s series or such advisor’s affiliates that provide ongoing services to the registrant. The audit committee either specifically pre-approves the services or pre-approves a type of a service. No pre-approval is required for non-audit services that meet the following criteria: (1) the aggregate amount of fees to be paid for all such non-audit services is not more than 5% of the total revenues paid by the registrant to the principal accountant in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the registrant at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the audit committee and approved prior to the completion of the audit.

The audit committee must pre-approve a principal accountant’s engagements for non-audit services with the investment advisor to the registrant’s series and such advisor’s affiliates that provide ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, unless the aggregate amount of fees to be paid for all such services provided constitutes no more than 5% of the aggregate revenues paid to the principal accountant by the registrant, the investment advisor and such advisor’s affiliates that provide ongoing services to the registrant, during the fiscal year in which the services are to be provided.

If a service has not been pre-approved at a regularly scheduled audit committee meeting, and if, in the opinion of the Chief Compliance Officer of the registrant, a proposed engagement must commence before the next regularly scheduled audit committee meeting, any member of the audit committee is authorized under the procedures to pre-approve the engagement. The Chief Compliance Officer of the registrant will arrange for this interim review, coordinate with the designated member of the audit committee and provide, with the assistance of the principal accountant, information about the service to be pre-approved for the interim period. Any interim pre-approval decisions are reported (for informational purposes) to the audit committee at its next regularly scheduled meeting.

All of the tax services referenced above were pre-approved in accordance with the pre-approval procedures for audit and non-audit services.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2018	FYE 10/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

In assessing the independence of the registrant’s principal accountant, the registrant’s board of trustees noted that the principal accountant has not provided any audit or non-audit services to the investment advisor to the registrant’s series, Hennessy Advisors, Inc., or any entity controlling, controlled by, or under common control with Hennessy Advisors, Inc.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

The Schedules of Investments are included as part of the reports to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a‑3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a‑2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. There was no change in the registrant's independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Rule 30a‑2(b) under the Act and Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENNESSY FUNDS TRUST
(Registrant)

By:      /s/ Neil J. Hennessy
Neil J. Hennessy
President

Date:  January 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Neil J. Hennessy Neil J. Hennessy, President

Date: January 9, 2019

By: /s/ Teresa M. Nilsen Teresa M. Nilsen, Treasurer

Date: January 9, 2019